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                                                                   Exhibit 10.49




                                                              DUPLICATE ORIGINAL






                            AIRCRAFT LEASE AGREEMENT

                                  dated as of
                               September 27, 1996

                                    between

                                BANK OF HAWAII,

                                                   LESSOR

                                      and

                             ALOHA AIRLINES, INC.,

                                                   LESSEE


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                                                          RECORDED

                                              FEDERAL AVIATION ADMINISTRATION

                                              Date  10-1-96        Time  2:01
                                                   ---------            ------

                                              Conveyance Number  2A270153
                                                               ------------

                                              By /s/       [Illegible]
                                                      --------------------
                                                      Conveyances Examiner


                            AIRCRAFT LEASE AGREEMENT


        THIS AIRCRAFT LEASE AGREEMENT, made as of this 27th day of September, 1996 (the "Lease"), by and between BANK OF HAWAII, a banking corporation formed under the laws of Hawaii ("LESSOR"), and ALOHA AIRLINES, INC. a corporation formed under the laws of Hawaii ("LESSEE").

        WHEREAS, LESSEE desires to lease the Aircraft (as hereinafter defined) from LESSOR and LESSOR is willing to lease the Aircraft to LESSEE, in accordance with and subject to the terms and conditions of this Lease.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, LESSOR and LESSEE agree as follows:

                                   SECTION 1

                                  DEFINITIONS

        The following terms shall have the following respective meanings for all purposes of this Lease and shall be equally applicable to both the singular and the plural forms of the terms herein defined. Any agreement referred to below shall mean such agreement, as amended, supplemented and modified from time to time:

        "ACQUISITION COST" means (i) LESSOR's cost to purchase the Aircraft, plus (ii) all sales and excise taxes paid by LESSOR on, or with respect to the acquisition of the Aircraft, plus (iii) all costs and expenses approved and paid by LESSOR in connection with the delivery of the Aircraft.

        "ACT" shall mean Subtitle VII of Title 49 of the United States Code and the rules and regulations promulgated thereunder, as amended from time to time.

        "AFFILIATE" shall mean, with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person.

        "AGREED VALUE" with respect to war risks and all risks insurance shall mean Twelve Million (US$12,000,000) Dollars with respect to the hull (including all engines installed thereon).

        "AIRGROUP" shall mean Aloha Airgroup, Inc., a corporation formed under the laws of Hawaii.

        "AIR AUTHORITY" shall mean the United States
Federal Aviation Administration, or any predecessor or successor thereto


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                                                                               2

having jurisdiction over the registration, use, operation and maintenance of the Aircraft.

        "AIR CARRIER" shall mean a citizen of the United States (as defined in 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of Transportation of the United States pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

        "AIRCRAFT" shall mean the Airframe, together with the two (2) Engines (or any Replacement Engine substituted for either of such Engines hereunder), all as more particularly described on Exhibit "A" hereto, whether or not any of such initial or Replacement Engines may, from time to time, be installed on such Airframe or may be installed on any other airframe or any other aircraft.

        "AIRCRAFT DOCUMENTS" shall mean the items identified in Exhibit "B" hereto.

        "AIRFRAME" means (i) the Boeing model 737-230ADV aircraft (excluding Engines or engines from time to time installed thereon), bearing United States registration no. N821AL and manufacturer's serial no. 23155, and (ii) any and all Parts, so long as the same shall be incorporated in such Airframe, and any and all Parts removed from such Airframe, so long as title to such Parts shall remain vested in LESSOR in accordance with the terms of Section 8(A).

        "APPROVED INSURER" shall mean any reputable and financially sound insurance company or insurance broker, in the U.S., London, French, German or Japanese insurance markets, that provides or confirms the existence of any insurance required under this Lease.

        "AUTHORIZED MAINTENANCE PERFORMER" shall mean LESSEE, Air New Zealand (Christ Church), Sabre Tech (Arizona), Pemco (Alabama), Tramco (Washington), Evergreen Air Center, Inc. (Arizona), Mobile Aerospace (Alabama), Greenwich Air Services (Florida), TIMCO (North Carolina) or such other FAA certified maintenance performer of comparable quality and reputation to that of any of the above listed entities, and which is approved in advance by Lessor.

        "BASE TERM" means the period commencing on the Effective Date and expiring on the Expiration Date.

        "BASE RATE" shall mean, at any time, the primary index rate (the "Index Rate") established by the Bank of Hawaii from time to time in good faith in the ordinary course of its business and with due consideration of the money market, and published by intrabank circular letters or memoranda for the guidance of its loan officers in pricing all of the Bank of Hawaii's loans in respect of which the interest rate floats with or above the Base Rate; provided that if the Index Rate is discontinued and replaced by a comparable rate, the comparable rate shall be substituted in


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                                                                               3

place of the discontinued Index Rate.

        "BASIC RENT" shall mean One Hundred Thirty Two Thousand(US$132,000) Dollars per month during the Base Term.

        "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or day on which banks are required or authorized to close in Honolulu, Hawaii.

        "CAPITAL LEASE" shall mean any lease of any property (whether real, personal or mixed) which, in conformity with generally accepted accounting principles, is or should be accounted for as a Capital Lease on a balance sheet.

        "CASH FLOW" shall mean LESSEE's net cash provided by operating activities, as determined in accordance with generally accepted accounting principles, consistently applied, adjusted for interest paid during such period, calculated on a rolling twelve month basis and computed at the end of each calendar quarter, with the first computation being made as of the calendar quarter ending March 31, 1997.

        "CERTIFICATE OF ACCEPTANCE" shall mean the written certificate of LESSEE, in substantially the form of Exhibit "C" hereto, pursuant to which LESSEE accepts delivery of the Aircraft and confirms that the Aircraft is in the condition required by this Lease.

        "CODE" means the Internal Revenue Code of 1986, as amended and as may hereafter be amended, and the rules and regulations promulgated pursuant thereto.

        "COMPENSATION" shall have the meaning set forth in Section 12(D).

        "COMPONENT INVENTORY" shall have the meaning set forth in Section 3(D) hereof.

        "COVERED MAINTENANCE" shall have the meaning set forth in Section 7(D)(iii) hereof.

        "CYCLE" shall mean one takeoff and landing of the Aircraft.

        "DEBT SERVICE" shall mean the sum of regularly scheduled principal payments, interest payments and payments under Capital Leases made by LESSEE, calculated on a rolling twelve months basis and computed at the end of each calendar quarter, with the first computation being made as of the calendar quarter ending March 31, 1997.

        "DEFAULT" shall mean an event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default.


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                                                                               4

        "DELIVERY LOCATION" shall mean Berlin, Germany.

        "DOLLARS" or "$" shall mean the legal currency of the United States of America.

        "DOT" shall mean the United States Department of Transportation or any governmental person, agency or authority succeeding to the functions of such Department of Transportation.

        "EFFECTIVE DATE" shall mean the date on which LESSEE signs and delivers to LESSOR Lease Supplement No. 1 to this Lease.

        "ENGINE" means (i) on the Effective Date, each of the two (2) Pratt & Whitney model JT8D-15 engines, bearing manufacturer's serial nos. 687334 and 708328, respectively, whether or not from time to time installed on the Airframe or installed on any other airframe or any other aircraft, (ii) within six (6) months of the Effective Date, each of the two (2) Pratt & Whitney model JT8D-9A engines identified on a Lease Supplement to this Lease, whether or not from time to time installed on the Airframe or installed on any other airframe or any other aircraft, and (iii) any Replacement Engine, whether or not from time to time installed on the Airframe or any other airframe or any other aircraft, together, in each case, with any and all Parts incorporated in such Engine and any and all Parts removed from such Engine, so long as title to such Parts shall remain vested in LESSOR in accordance with the terms of Section 8(A). At such time as a Replacement Engine shall be substituted hereunder and the Engine for which the substitution is made shall be released, such Replacement Engine shall constitute an Engine hereunder and such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines leased hereunder.

        "ENGINE MANUFACTURER" means United Technologies Corporation, Pratt & Whitney Group, Commercial Products Division, a Delaware corporation, in its capacity as manufacturer of the Engines, and its successors and assigns.

        "EQUIPMENT CHANGE" shall have the meaning set forth in Section 8(C) hereof.

        "EVENT OF DEFAULT" shall have the meaning set forth in Section 18 hereof.

        "EVENT OF LOSS" shall mean, with respect to the Aircraft, Airframe or any Engine, any of the following events with respect to such property: (i) loss of such property due to destruction, damage beyond repair or rendition of such property unfit for normal use by LESSEE by any cause whatsoever, or any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive total loss or a compromised total loss; (ii) the disappearance, loss, theft, hijacking or condemnation, of such property for a period in excess of thirty (30) consecutive days; (iii) the confiscation or seizure of, or requisition of use or title of such property for a period in excess of sixty (60) consecutive days; or (iv) any


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                                                                               5

divestiture of title to an Engine treated as an Event of Loss pursuant to
Section 12(B) or any other provision hereof. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe which constitutes a part of the Aircraft.

        "EXPIRATION DATE" shall mean Sept. 26, 2004.

        "FAA" shall mean the Federal Aviation Administration of the DOT or any governmental person, agency or other authority succeeding to some or all of the functions of the Federal Aviation Administration.

        "FAR" shall mean the United States Federal Aviation Regulations currently in effect or as hereafter amended or modified.

        "FIXED CHARGES COVERAGE RATIO" shall mean Cash Flow divided by Debt Service.

        "FLIGHT HOUR" shall mean each hour or fraction thereof elapsed from the moment the wheels of the Aircraft leave the ground through the moment the wheels of the Aircraft touch down upon the ground.

        "GOVERNMENTAL ENTITY" shall mean and include: (i) any national government and any political subdivision thereof or local jurisdiction therein;
(ii) any board, commission, department, division, organ, instrumentality, court or agency of the foregoing, however constituted; and (iii) any association, organization or institution of which any of the foregoing is a member, or to whose jurisdiction any of the foregoing is subject, or in whose activities any of the foregoing is a participant, but only to the extent that any such association, organization or institution has jurisdiction over the Aircraft or its operations.

        "HUSHKIT" shall mean one (1) shipset of Nordam high gross weight hushkits installed on the Aircraft on the Effective Date.

        "INDEMNITEE" means LESSOR, and its respective successors and permitted assigns and its respective directors, officers, shareholders, members and employees.

        "JETZ VENTURES" shall mean Jetz Ventures Inc.

        "LAW" shall mean and include: (i) any statute, decree, constitution, regulation, order or other directive of any Governmental Entity; (ii) any treaty, pact, compact or other agreement to which any Governmental Entity is a signatory or party; (iii) any judicial or administrative interpretation or application of any of the foregoing; and (iv) any amendment or revision of any of the foregoing.

        "LEASE," "THIS LEASE," "THIS AGREEMENT," "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" or other like words shall mean this Aircraft Lease Agreement, as the same may be supplemented or


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                                                                               6

amended, in writing, from time to time.

        "LEASE DOCUMENTS" shall mean this Lease, each Lease Supplement, the Certificate of Acceptance and the Power of Attorney.

        "LEASE SUPPLEMENT" means a supplement to this Lease, substantially in the form attached as Exhibit "D" hereto, subjecting the property described therein to this Lease.

        "LESSEE'S ADDRESS" shall mean 371 Aokea Street, Honolulu, Hawaii 96819;
Attn.: Senior Vice President and CFO; Telefax No.: 808-833-3100.

        "LESSOR'S ADDRESS" shall mean 130 Merchant Street, Bancorp Tower, 19th Floor, Honolulu, Hawaii 96813 Attn.: Gabriel S. H. Lee; Telefax 808-526-0964.

        "LESSOR'S LIENS" means the Liens of any Person claiming by, through or under LESSOR, which arises as a result of (i) claims by or against any such Person not related to, or expressly permitted by, the Lease, (ii) any act or omission of any such Person which is not expressly permitted by the Lease,
(iii) taxes or expenses imposed by or against any such Person (or the consolidated group of taxpayers of which it is a member) for which LESSEE is not obligated to indemnify pursuant to Section 11, or (iv) claims by or against any such Person arising out of any transfer by such Person of its interest in the Aircraft, other than a transfer resulting from LESSOR's exercise of remedies while an Event of Default has occurred and is continuing pursuant to
Section 19.

        "LIEN" shall mean any mortgage, pledge, lien, encumbrance, security interest or other claim affecting the title to, or any interest in, property.

        "LUFTHANSA" shall mean Deutsche Lufthansa Aktiengesellschaft.

        "MAINTENANCE PROGRAM" shall mean LESSEE's FAA approved Part 121 maintenance program or the Air Authority FAR Part 121 approved maintenance program of an approved sublessee, covering scheduled maintenance, condition-monitored maintenance and on-condition maintenance of airframe, engines and components of the Aircraft, including, but not limited to, servicing, testing, preventive maintenance, repairs, structural inspections, system checks, overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control inspections and treatments.

        "MANUFACTURER" shall mean The Boeing Company, a Washington corporation, in its capacity as manufacturer of the Airframe, and its successors and assigns.

        "MINIMUM LIABILITY COVERAGE" shall mean Three Hundred Fifty Million(US$350,000,000) Dollars per occurrence.


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                                                                               7

        "OFFICER'S CERTIFICATE" shall mean a certificate signed by the chairman, the president, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Person providing such certificate.

        "OVERDUE RATE" shall mean a floating rate per annum equal to the Base Rate, plus six percentage points (6%).

        "PARTS" means all appliances, parts, instruments, avionics, appurtenances, accessories, furnishings and other equipment or components, of whatever nature (other than complete Engines) and other than removable Parts, along with any seats and galleys leased from third parties, which are, from time to time, incorporated in the Airframe or any Engine, or so long as title to such Parts shall remain vested in LESSOR, in accordance with Section 8(A) hereof, after removal from the Airframe or any Engine.

        "PERMITTED LIENS" shall mean, with respect to the Aircraft, the Airframe or any Engine (a) the respective rights of the parties under this Lease and each Lease Supplement; (b) LESSOR's Liens; (c) liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine and provided that with respect to such liens, assessments or governmental charges, LESSEE has provided for adequate reserves, as determined in accordance with generally accepted accounting principles, to satisfy in full the amount of such lien plus interest and penalties thereon, or has posted a bond, issued by a bonding or insurance company reasonably acceptable to LESSOR, and in an amount sufficient to satisfy in full the amount of such lien plus interest and penalties thereon; (d) materialmen's, mechanic's, worker's, repairer's, employee's or other like liens for amounts, the payment of which is either not yet delinquent for more than thirty (30) days or is being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine and so long as LESSEE has provided for adequate reserves, as determined in accordance with generally accepted accounting principles, to satisfy in full the amount of such lien plus interest and penalties thereon, or has posted a bond, issued by a bonding or insurance company reasonably acceptable to LESSOR, and in an amount sufficient to satisfy in full the amount of such lien plus interest and penalties thereon;
(e) liens arising out of any judgment or award, unless the judgment secured shall not, within thirty (30) days after entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within thirty (30) days after the execution of such stay, and provided such lien presents no material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine or of LESSOR's interest therein and so long as LESSEE has provided for adequate reserves, as determined in accordance with generally accepted accounting principles, to satisfy in full the amount of such lien plus interest and penalties


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                                                                               8

thereon, or has posted a bond, issued by a bonding or insurance company reasonably acceptable to LESSOR, and in an amount sufficient to satisfy in full the amount of such lien plus interest and penalties thereon.

        "PERSON" shall mean and include any individual, corporation, limited liability company, partnership, limited liability partnership, firm, joint venture, trust, unincorporated organization, association, Governmental Entity, or any organization or association of which any of the foregoing is a member or participant.

        "POWER OF ATTORNEY" shall mean that certain power of attorney from LESSEE to LESSOR, to be executed in the form attached hereto as Exhibit "E", pursuant to which LESSEE designates LESSOR as attorney-in-fact to do all things which LESSEE could do under this Lease in the event LESSEE fails to fulfill any of its obligations hereunder, including but not limited to, terminating this Lease and LESSEE's interest herein.

        "RENT" shall mean Basic Rent and Supplemental Rent.

        "RENT DATE" shall mean each date on which a payment of Basic Rent is due. The first Rent Date shall be the Effective Date and each subsequent Rent Date shall be the corresponding date in each consecutive month during the Base Term. If a Rent Date shall in any month not be a Business Day, then the Rent Date shall be the immediately following Business Day.

        "REPLACEMENT ENGINE" shall have the meaning set forth in Section 12(B) hereof.

        "RETURN LOCATION" shall mean LESSEE's maintenance facilities in Honolulu, Hawaii or such location in the western continental United States, as LESSOR shall designate (provided that facilities exist at such location designated by LESSOR so as to permit the performance of a boroscope inspection and engine power assurance run), or such other location as LESSOR and LESSEE shall agree upon. In the event LESSOR directs LESSEE to return the Aircraft in the western continental United States, LESSOR shall pay LESSEE's ferry costs (including the cost of fuel, which cost to LESSOR shall be the same cost as charged to LESSEE at the point of fueling) from Honolulu to such location (unless the Aircraft is being returned due to the occurrence of an Event of Default).

        "RETURN OCCASION" shall have the meaning set forth in Section 17(A) hereof.

        "SUPPLEMENTAL RENT" shall mean all amounts, liabilities and obligations (other than Basic Rent) which LESSEE assumes or agrees to pay to LESSOR or any other Person hereunder, including, without limitation, all amounts required to be paid by LESSEE under its indemnification pursuant to Section 14 hereof.

        "TAXES" shall mean any and all sales, withholding, use, excise, personal property, ad valorem, value added, stamp, interest


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                                                                               9

equalization, taxes levied upon LESSEE's income, gross levies, customs or other duties, or other charges of any nature, together with any penalties, fines or interest thereon, imposed, levied or assessed by, or otherwise payable to, any Governmental Entity. Excluded from this definition shall be (i) any taxes imposed by any taxing authority within the jurisdiction of the Delivery Location, (ii) any taxes based on or measured by the gross or net income of LESSOR or any Indemnitee (including, without limitation, any franchise tax, any capital gains tax, any minimum or alternative minimum tax and any taxes measured on or by any items of tax preference), and (iii) the Hawaii Capital Goods Excise Tax and Hawaii General Excise Tax, or any successor thereto, assessed by the State of Hawaii on the sale of goods or services.

                                   SECTION 2

                               LEASE OF AIRCRAFT

        LESSOR hereby agrees to lease the Aircraft to LESSEE and LESSEE hereby agrees to lease the Aircraft from LESSOR pursuant to the provisions of this Lease.

                                   SECTION 3

                         DELIVERY AND ACCEPTANCE; TERM

        (A) DATE OF DELIVERY. LESSEE shall take delivery of the Aircraft and Aircraft Documents and execute and deliver to Lessor Lease Supplement No. 1 to this Lease on the Effective Date on not less than five (5) days' prior written notice from LESSOR to LESSEE.

        (B) PLACE OF DELIVERY AND ACCEPTANCE. The Aircraft and Aircraft Documents shall be delivered to and accepted by LESSEE at the Delivery Location, unless LESSOR and LESSEE otherwise agree in writing upon another location subsequent to the execution of this Lease.

        (C) CASUALTY TO AIRCRAFT PRECEDING DELIVERY. In the event that an Event of Loss occurs with respect to the Aircraft prior to the Effective Date hereof, this Lease shall thereupon terminate and neither LESSOR nor LESSEE shall have any further obligation to the other hereunder.

        (D) ACCEPTANCE OF AIRCRAFT. The Aircraft to be leased hereunder shall be delivered to LESSEE in its "AS IS," "WHERE IS" condition, SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SUBSECTION
6(A) HEREOF, except that the Aircraft shall comply with the conditions set forth on Exhibit "F". LESSEE shall indicate and confirm its acceptance of the Aircraft by delivery to LESSOR of a (i) Lease Supplement, and (ii) Certificate of Acceptance, dated on the Effective Date. At or


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                                                                              10

preceding the time of acceptance of the Aircraft, LESSOR shall deliver to LESSEE a written equipment inventory of the Aircraft, prepared by LESSOR (the "Component Inventory") or Lufthansa.

        (E) TERM OF LEASE. The term of this Lease, as to the Aircraft, shall be for the Base Term.

                                   SECTION 4

                              CONDITIONS PRECEDENT

        (A) CONDITIONS PRECEDENT TO LESSOR'S OBLIGATIONS. LESSOR's obligation to lease the Aircraft hereunder to LESSEE shall be subject to the receipt by LESSOR or the performance or occurrence, on or before the Effective Date (or such other date as provided for herein), of the following from LESSEE, all of which shall be satisfactory in form and substance to LESSOR:

        (1) Certified copy of a resolution of LESSEE's Board of Directors, certified by an officer of LESSEE, authorizing the entering into and performance of this Lease together with an incumbency certificate as to the person or persons authorized to execute and deliver this Lease and the other Lease Documents on behalf of LESSEE;

        (2) Certified copy of LESSEE's articles or certificate of incorporation and by-laws certified by an officer of LESSEE;

        (3) A favorable opinion of counsel to LESSEE, dated the Effective Date, addressed to LESSOR, and which opinion shall opine, among other things, that the Lease and all of the terms thereof constitutes the valid and binding obligation of LESSEE enforceable in accordance with its terms and that the interests of LESSOR in the Aircraft and this Lease are fully protected and perfected;

        (4) A copy of LESSEE's air carrier operating certificate, as issued by the Secretary of Transportation of the United States pursuant to Chapter 47 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, duly certified as being true, correct, accurate and complete by an officer of LESSEE;

        (5) The LESSOR shall be satisfied that all necessary licenses and permits for the exportation of the Aircraft from Germany and the importation of the Aircraft into United States have been obtained by LESSEE and remain valid and in full force and effect and that any applicable customs duties, stamp duties and all other Taxes, if any, shall have been paid by LESSEE as a consequence of the importation of the Aircraft, the entering into of this Lease, the performance of the terms of this Lease and the leasing of the Aircraft;

        (6) An Officer's Certificate of LESSEE, dated as of the Effective Date, stating that:


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                                                                              11

                (a) The representations and warranties contained in Subsection 6(C) hereof are true and accurate on and as of such date as though made on and at such time (except to the extent that such representations and warranties relate solely to an earlier date); and

                (b) No event has occurred and is continuing, or would result from the leasing of the Aircraft, which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default with the giving of notice or the passage of time or both;

        (7) Not less than three (3) Business Days prior to the Effective Date, certificates and a broker's undertaking letter, signed by an Approved Insurer(s), as to due compliance with the insurance provisions of Section 13 hereof with respect to the Aircraft;

        (8) The Power of Attorney;

        (9) A written statement, on the letterhead of LESSEE, for presentation to the export control authority of the Federal Republic of Germany (Bundesamt fur Wirtschaft) that neither the Aircraft nor parts thereof nor any spare parts, if any, delivered to the LESSEE shall directly or indirectly be sold, leased, released, assigned, transferred, conveyed or in any manner disposed of in or to any country other than the United States of America without due prior written consent of the Bundesamt fur Wirtschaft, except to Australia, Austria, Belgium, Luxembourg, Denmark, France, Greece, Great Britain, Ireland, Italy, Switzerland or Turkey; and

        (10) Such other documents which LESSOR or its counsel may reasonably require.

        (B) CONDITIONS PRECEDENT TO LESSEE'S OBLIGATIONS. LESSEE's obligation to lease the Aircraft hereunder from LESSOR shall be subject to the receipt by LESSEE or the performance or occurrence, on or before the Effective Date (or such other date as provided for herein),of the following from LESSOR, all of which shall be satisfactory in form and substance to LESSEE:

        (1) The Aircraft shall be in the condition required by Exhibit "F" hereto;

        (2) The Aircraft shall be registered in the United States in the name of LESSOR;

        (3) Lufthansa shall have provided to LESSEE, on a reasonably timely basis prior to the Effective Date, such information as LESSEE shall reasonably require in connection with obtaining all necessary licenses, permits and authorizations for the exportation of the Aircraft from Germany and the importation of the Aircraft to the United States; and

        (4) LESSOR shall have tendered the Aircraft to LESSEE for delivery not later than November 26, 1996.


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                                                                              12

                                   SECTION 5

                         RENT AND MAINTENANCE RESERVES

        (A) RENT. LESSEE covenants and agrees to pay to LESSOR, or to any of LESSOR's assigns designated to LESSEE in writing by LESSOR, the Rent.

                (1) BASIC RENT. The Basic Rent shall be paid by LESSEE to LESSOR in respect of the Aircraft, in advance, on each Rent Date. The first payment of Basic Rent shall be paid by LESSEE to LESSOR on the Effective Date.

                (2) SUPPLEMENTAL RENT. LESSEE agrees to pay to LESSOR, or to whomsoever shall be entitled thereto, any and all Supplemental Rent promptly as the same shall become due and owing, and in the event of any failure on the part of LESSEE to pay any Supplemental Rent, LESSOR shall have all rights, powers and remedies provided for in this Lease or by Law or equity or otherwise in the case of nonpayment of Basic Rent. LESSEE will also pay to LESSOR, on demand, as Supplemental Rent, to the extent permitted by applicable Law, interest at the Overdue Rate on any part of any installment of Basic Rent not paid when due for the period from and including the Rent Date to and including the date of actual payment in full, and on any Supplemental Rent not paid when due or demanded by LESSOR for any period for which the same shall be overdue.

        (B) FORM OF PAYMENT. Payment of Rent and any other payments due under this Lease, shall be made in Dollars in immediately available funds to LESSOR or its assignee at such address and account as LESSOR may specify in writing. Payment shall be made on the Rent Date, or the Business Day thereafter if the Rent Date is not a Business Day, so as to reach LESSOR or its designated depository not later than 3:00 p.m. Hawaii time, on the Rent Date or the Business Day thereafter, as the case may be.

        (C) RENT NOT REDUCED BY TAXES. LESSEE agrees that each payment of Rent pursuant to this Lease shall be free of all Taxes and, in the event that any Taxes are imposed, levied, assessed by, or otherwise payable with respect to or arising out of the leasing or operation of the Aircraft by LESSEE, LESSEE shall pay such amounts as are necessary to enable LESSOR and each assignee of LESSOR to whom payments of Rent are to be made by LESSEE, to receive each payment of Rent hereunder, under any circumstances and in any event, in the full amounts required hereunder on an aftertax basis, without any reduction whatsoever.

        (D) MAINTENANCE RESERVE. Provided Airgroup meets the Credit Standards, then LESSEE shall not be required to pay Reserves for any period for which Reserves would otherwise be payable, as provided below. Airgroup shall be deemed to have satisfied the Credit Standards provided Airgroup maintains (1) a Fixed Charges Coverage Ratio equal to not less than 1.05, calculated on a rolling twelve month basis and (2) a minimum tangible net worth (tangible net worth being determined in accordance with Generally Accepted Accounting Principles, consistently applied) of $4,000,000, calculated on a rolling twelve month basis and computed at the end of each calendar quarter, with the first computation being made as of the calendar quarter ending March 31, 1997.

        Commencing as of the calendar quarter ending March 31, 1997, and for each calendar quarter thereafter (each such date a "Review Date") during the Base Term, if LESSEE failed to meet the Credit Standards as calculated on a rolling twelve month basis, LESSEE shall pay to LESSOR Reserves on account of the operation for the Aircraft for each subsequent month following the Review Date on which it was determined that LESSEE failed to meet the Credit Standards up through and including the next Review Date on which it is determined that LESSEE meets the Credit Standards, in an amount equal to Two Hundred Forty Five (US$245.00) Dollars per each Flight Hour incurred on the Aircraft in the previous calendar month, which amount shall be allocated at Seventy Five (US$75.00) Dollars per Flight Hour for the Airframe (the "Airframe Reserve"), Seventy (US$70.00) Dollars per Engine for each Engine Flight Hour (the "Engine Reserve"), Twenty ($20.00) Dollars per Flight Hour for the landing gear (the "Landing Gear Reserve") and Ten ($10.00) Dollars per Flight Hour for the APU (the "APU Reserve") (each a "Reserve" and collectively, the "Reserves"). All Reserves to be paid by LESSEE to LESSOR shall be paid in arrears, not later than ten (10) days following the last day of the month for which the Reserves payment was calculated except the Reserve payment for the month immediately preceding the date of the Return Occasion (as defined in Section 17(A)) shall be paid on the date of the Return Occasion. All Reserves paid by LESSEE to LESSOR will be held by LESSOR and shall be disbursed by LESSOR (or LESSOR shall cause the same to be disbursed) only to pay for Covered Maintenance pursuant to
Section 7(D) hereof.

        (E) NET LEASE, LESSEE'S OBLIGATIONS; NO SETOFF; COUNTERCLAIM, ETC. This is a net operating lease. It is the intent of the parties hereto that this Lease be a "true lease" and a lease for United States federal income tax purposes. LESSEE acknowledges and agrees that it has no interest herein other than that of a lessee. Except as otherwise provided herein, LESSEE's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation,
(i) any Taxes (other than Taxes applicable to said Rent for which LESSEE has no indemnification obligation under Section 11 hereof), any setoff, counterclaim, recoupment, defense or other right which LESSEE may have against LESSOR; (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by LESSEE for any reason whatsoever; (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against

LESSEE; (iv) any restriction, prevention or curtailment of, or interference with, any use of the Aircraft, Airframe or any Engine; (v) any invalidity or unenforceability or disaffirmance of this Lease or any provision hereof, whether against or by LESSEE or otherwise; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. The foregoing provisions shall not be construed as a waiver by LESSEE of any right to bring a separate action against LESSOR to recover amounts allegedly due from LESSOR to LESSEE.

                                   SECTION 6

                         REPRESENTATIONS AND WARRANTIES

      (A) DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN TO
THE CONTRARY, LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE, BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, AND LESSOR HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO AIRWORTHINESS, VALUE, CONDITION, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, RELIABILITY, DESIGN, OPERATION, MERCHANTABILITY, OR FITNESS FOR USE OR PARTICULAR PURPOSE OF THE AIRCRAFT, OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, OR ANY PART THEREOF, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY IN CONTRACT, TORT, OBLIGATION OR LIABILITY ARISING FROM NEGLIGENCE, STRICT LIABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE OR DEALING OR USAGE OR TRADE, OR LOSS OR INTERRUPTION OF USE, PROFIT, OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES, AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES.

            As an exception to the foregoing, LESSOR represents and warrants that, on the Effective Date:

                (1) LESSOR shall have the lawful right to lease the Aircraft to LESSEE in accordance with the terms of this Lease;

                (2) LESSOR is a Hawaii banking corporation and has the corporate and banking power and authority to enter into and perform its obligations under this Lease and all other Lease Documents to which LESSOR is a party; and

                (3) This Lease and all other Lease Documents to which LESSOR is a party have been duly entered into and delivered by LESSOR and constitutes a valid, legal and binding obligation of LESSOR, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, reorganization and similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity.

                THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE PRECEDING EXCEPTION CLAUSE CONSTITUTE THE SOLE EXCEPTION TO THIS SUBSECTION 6(A) AND IS EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES OF LESSOR EXPRESS OR IMPLIED.

        (B) MANUFACTURER'S WARRANTIES. So long as no Event of Default under this Lease has occurred and is continuing, LESSOR agrees to assign or otherwise make available to LESSEE such rights as LESSOR may have, if any, under any warranty, express or implied, with respect to the Aircraft made by the Manufacturer, Engine Manufacturer, any subcontractor or supplier thereof, to the extent that the same may be assigned or otherwise made available to LESSEE and, to the extent that the same may not be assigned or otherwise made available to LESSEE, LESSOR agrees to exert its reasonable efforts, at LESSEE's sole cost and expense, to enforce such rights as LESSOR may have with respect thereto for the benefit of LESSEE; provided, however, that upon an Event of Default all such rights shall, without further action or notice, immediately revert to LESSOR, including all claims thereunder, whether or not perfected; provided that notwithstanding any provision in this Lease to the contrary, LESSEE agrees that the LESSOR shall have the right to assert and prosecute all of LESSOR's claims with respect to any and all such warranties and to receive and keep all payments in respect of such claims solely for LESSOR's account to the extent that such claims of LESSOR do not conflict and are not inconsistent with the LESSEE's claims in respect thereof as to which LESSEE has asserted or notified LESSOR in writing that LESSEE will assert.

        (C) LESSEE'S REPRESENTATIONS AND WARRANTIES. LESSEE represents and warrants, as of the Effective Date, and all such representations and warranties being continuing, that:

            (1) LESSEE is a corporation duly organized and existing in good standing under the Laws of Hawaii and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease and the other Lease Documents;

            (2) LESSEE is not a Governmental Entity or government owned or controlled and neither LESSEE or its properties is immune from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) nor does it have the defense of sovereign immunity or similar defense available to it in any legal action or proceeding;

            (3) LESSEE is a citizen of the United States (as defined in 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of Transportation of the United States pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo;

            (4) At the time of delivery of the Aircraft to LESSEE, the Aircraft will be eligible for U.S. registration

(assuming LESSOR meets the citizenship requirements for registration of an Aircraft as set forth in the FAR's) and may be operated by LESSEE in accordance with all applicable Hawaii and Federal Aviation rules and regulations notwithstanding the fact, among other things, that the Aircraft will now be operated in the United States (not having previously been operated in the United States), will be added to the U.S. aircraft registry and the Aircraft will not meet the Stage III noise regulations set forth in FAR Part 36;

            (5) In the event LESSEE files a petition for relief under Chapter 11 of the United States Bankruptcy Code, as amended, or has such a petition filed against it, LESSOR will be entitled to the rights provided to a "lessor" under the provisions of 11 U.S.C. Section 1110(a)(1) and LESSEE will not oppose and will consent to any motion made by LESSOR under said Section 1110 to take possession of the Aircraft pursuant to the provisions thereof;

            (6) This Lease and all other Lease Documents to which LESSEE is a party have been duly authorized by all necessary corporate action on the part of LESSEE, do not require any approval of the stockholders of LESSEE (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by LESSEE with any of the terms and provisions hereof will contravene any Law applicable to LESSEE or result in any breach of, or constitute any default under, or result in the creation of, any lien, charge or encumbrance upon any property of LESSEE under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter or by-law, or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected;

            (7) LESSEE has received or has complied with every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Governmental Entity having jurisdiction with respect to the use and operation of the Aircraft and the execution and delivery of this Lease and all other Lease Documents to which LESSEE is a party or the validity and enforceability hereof and thereof;

            (8) This Lease and all other Lease Documents to which LESSEE is a party have been duly entered into and delivered by LESSEE and constitutes a valid, legal and binding obligation of LESSEE, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or other similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity;

            (9) There are no suits or proceedings pending, or to the knowledge of LESSEE, threatened against or affecting LESSEE or its properties, which may have a material adverse effect on the financial condition or business of LESSEE or upon LESSEE's ability to perform its obligations hereunder;

            (10) LESSEE has filed or caused to be filed all material tax returns which are required to be filed by LESSEE and has paid or caused to be paid all Taxes shown to be due or payable on said returns or on any assessment received by LESSEE, except those the validity of which is contested by LESSEE in good faith by appropriate proceedings duly instituted and diligently prosecuted;

            (11) It is not necessary or advisable under any applicable Law in order to ensure the validity, effectiveness and enforceability of this Lease that this Lease or any other instrument relating thereto be filed, registered or notarized or that any other action be taken, other than the filing and registration of this Lease with the FAA and filing of UCC-1 financing statements with the Bureau of Conveyances of the State of Hawaii;

            (12) Except for the registrations and filings described in (11) above, no other filing or registration of any instrument or document is necessary under any applicable Law in order to protect LESSOR'S title to and ownership of the Aircraft and interest in this Lease;

            (13) Neither the payment of Rent nor the payment of any other amount required under this Agreement is subject to deduction or withholding under any applicable Law;

            (14) No Default or Event of Default has occurred and is continuing;

            (15) The obligations of LESSEE to make payments hereunder will rank at least PARI PASSU in right of payment with all other unsecured, unsubordinated obligations of LESSEE;

            (16) LESSEE has furnished to LESSOR copies of Airgroup's audited consolidated financial statements as of December 31, 1995, as certified by Airgroup's independent certified public accountants, and uncertified quarterly consolidated financial statements of Airgroup for the quarter ending March 31, 1996, and in each instance prepared in accordance with generally accepted accounting principles, consistently applied. Such financial statements present a true and accurate view of the financial condition of LESSEE and Airgroup, respectively, as of the date of such financial statements. Since the date of such financial statements, no material adverse change has occurred in LESSEE's or Airgroup's financial condition or their results of operations, and nothing has occurred that can reasonably be expected to have a material adverse effect on the ability of LESSEE and Airgroup to carry on their respective businesses and operations and for LESSEE to perform its obligations under this Lease;

            (17) Neither the financial statements of Airgroup nor any other material document furnished by or on behalf of LESSEE or Airgroup to LESSOR in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in this Lease not misleading. LESSEE knows of no fact that materially adversely affects or, so far as LESSEE can now reasonably foresee, will materially adversely affect the business, financial condition, operations or properties of LESSEE or the ability of LESSEE to perform its obligations under the Lease Documents; and

            (18) Airgroup owns one hundred percent (100%) of the issued and outstanding stock of LESSEE.

        (D) NOTIFICATION. During the Term of this Lease, at the end of each calendar quarter, LESSEE shall send an officer's certificate to LESSOR notifying LESSOR of any condition that materially changes the content of any of the representations and warranties made as of the Effective Date under Section 6(C) hereof or certifying that there has been no such change.

                                   SECTION 7

              POSSESSION, USE, MAINTENANCE, TITLE AND REGISTRATION

        (A) POSSESSION. Except as expressly provided in Subsection 8(B) and
Section 22, LESSEE shall not transfer possession of the Aircraft or any Engine or part thereof to any Person without the prior written consent of LESSOR, which consent shall not be unreasonably withheld, provided that, so long as no Default or Event of Default or event which would constitute an Event of Default with the giving of notice or lapse of time, or both, shall have occurred and be continuing and so long as LESSEE shall comply with the provisions of Section 13 hereof, LESSEE may, so long as the action to be taken shall not deprive LESSOR of any of its title to and interest in the Aircraft, the Airframe or any Engine and shall not adversely affect the registration of the Aircraft under the Laws of the United States, without the prior written consent of LESSOR, deliver possession of the Aircraft, the Airframe or any Engine or other Part thereof to the Manufacturer, the Engine Manufacturer or Authorized Maintenance Performer, as appropriate, for testing, service, repair, maintenance or overhaul work on the Aircraft, the Airframe, any Engine or Part, or for alterations, modifications, or additions thereto, to the extent required or permitted by the terms of Subsection 7(D) hereof.

        (B) USE. LESSEE shall use the Aircraft solely in commercial passenger carrying operations in accordance with all Laws applicable to it and shall not use or permit the Aircraft to be used for any purpose for which the Aircraft is not designed or reasonably suited. LESSEE shall not use or permit the use of the Aircraft for the carriage of (i) whole animals, living or dead, except in cargo compartments according to International Air Transport Association ("I.A.T.A.") regulations and except domestic pet animals carried in suitable containers to prevent the escape of any fluids and to ensure the welfare of the animal, (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes or any other nuclear assemblies except as permitted for passenger aircraft under the "Restriction of Goods" schedule issued by I.A.T.A. from time to time, or (iii) any other goods, materials or items of cargo that would not be adequately covered by the insurance required or obtained pursuant to this

Lease.

        (C) LAWFUL INSURED OPERATIONS. LESSEE shall not permit the Aircraft to be maintained, used, or operated in violation of any Law of any Governmental Entity having jurisdiction, or contrary to the Manufacturer's or Engine Manufacturer's operating manuals and instructions, or in violation of any airworthiness certificate, license, or registration relating to the Aircraft issued by the FAA or any other Governmental Entity having jurisdiction, unless the validity thereof is being contested in good faith and by appropriate proceedings duly instituted and diligently prosecuted, but only so long as such proceedings will not result in the sale, forfeiture, loss of valid insurance coverage upon, or loss of, the Aircraft, the Airframe, any Engine or any Part. LESSEE shall comply with the foregoing, at its sole cost and expense, and shall maintain the Aircraft in proper condition for operation under such Laws. LESSEE agrees not to operate the Aircraft, or to permit or suffer the Aircraft to be operated, within or into any geographic area:

            (1) unless the Aircraft is at all such times covered by insurance as required by the provisions of Section 13 hereof;

            (2) contrary to the terms of such insurance as required by the provisions of Section 13 hereof; and

            (3) in violation of any Law, rule, order or regulation of any Governmental Entity.

LESSEE shall deliver to LESSOR such documents and assurances as LESSOR may request under the provisions of Section 16 hereof to evidence compliance with the foregoing.

        (D) MAINTENANCE.

            (i)  LESSEE, at its own cost and expense, shall:

                 (a) service, repair, maintain, overhaul, test, or cause the same to be done to the Aircraft so as to keep the Aircraft in as good operating condition as when delivered to LESSEE hereunder, ordinary wear and tear excepted, and such operating condition as required by the Maintenance Program and as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the FAA;

                 (b) perform all routine and non-routine services, checks and corrosion control and inspections, including any structural inspections requirements (SSID's) and "A", "B", "C" or "D" checks
        (or the equivalent thereof) required by the Maintenance Program, the Manufacturer or the Air Authority;

                 (c) maintain, in accordance with FAR Part 121, all records, logs and other materials required by applicable Laws of any Governmental Entity and the Air Authority to be maintained in respect of the Aircraft, including but not limited to serviceable component tags required by the Air Authority;

                 (d) throughout the Base Term of this Lease, at the end of each calendar quarter, provide LESSOR with a written projection of the next scheduled commencement date of each "C" or "D" check to be performed on the Aircraft and each scheduled engine overhaul and the location where such checks and overhauls are scheduled to be performed;

                 (e) designate representatives to coordinate with LESSOR or LESSOR's representatives on maintenance and warranty matters;

            (ii) All maintenance of the Aircraft and Engines shall be performed by the Authorized Maintenance Performer.

            (iii) (A) "Covered Maintenance" means, at any time, the D check for the Airframe, the scheduled heavy maintenance check or hot section inspection for the engine, the scheduled overhaul for the landing gear and the scheduled heavy maintenance check or hot section inspection for the APU, respectively, pursuant to the Maintenance Program. Excluded from Covered Maintenance shall be overhaul or repairs caused by F.O.D, operational mishandling or by events that can be insured against. The cost of Covered Maintenance shall be limited to the actual cost of replacement parts plus the cost of the associated labor at LESSEE's in-house labor rates if the work is performed by LESSEE, or at third-party costs charged to LESSEE if the work is performed by third parties, and shall in no event include, late charges, interest, mark-ups or premium charges by LESSEE or other similar amounts.

                   (B) Unless an Event of Default shall have occurred and be continuing, to the extent that LESSEE has paid Reserves pursuant to the terms of this Lease and such Reserves have not previously been disbursed by LESSOR in accordance with the terms hereof, the LESSOR shall pay to the LESSEE, within five (5) Business Days after receipt of:

                       (a) an Officer's Certificate stating:

                           (1) that Covered Maintenance has been performed on
                the Airframe, Engines, APU or landing gear, respectively, and the cost thereof, or

                           (2) that advance payments are required by a
                third-party Authorized Maintenance Performer under a contract covering any such work, and the amount of such payments; and

                       (b) appropriate documentation with respect to such work
                or payments,

an amount equal to the actual cost of such work or such advance payment, as the case may be, up to the amount of the then unutilized Airframe Reserves for such Covered Maintenance on the Airframe, up to the amount of the then unutilized Engine Reserves for such Covered Maintenance on the Engines, up to the amount of the then unutilized APU Reserves for such Covered Maintenance on the APU and up to the amount of the then unutilized Landing Gear Reserves for such Covered Maintenance on the landing gear; PROVIDED, HOWEVER, that (i) at no time shall the amount of any Reserve to be made available by LESSOR for Covered Maintenance exceed the aggregate amount remaining in such Reserve as of the date the Covered Maintenance was completed, and (ii) all Reserves (including but not limited to the Reserves for each Engine) shall be kept segregated and, except as expressly provided below, LESSEE may only draw upon the Reserves specifically allocated to the item on which Covered Maintenance was performed. Upon the termination of this Lease for any reason whatsoever (including, without limitation, the occurrence of an Event of Default), any amounts paid to LESSOR as Reserves and not used to reimburse LESSEE for Covered Maintenance shall be retained by LESSOR free and clear of any claim by LESSEE. Notwithstanding the foregoing, but subject to the condition precedent that no Event of Default has occurred and is continuing, in the event that LESSEE performs or is required to perform Covered Maintenance on the Airframe, either Engine, the APU or the landing gear, as the case may be, in order to meet in full, on the Expiration Date, the return conditions set forth herein, and the allocated Reserve amount for such item is insufficient to pay in full the cost of the Covered Maintenance for such item, then in any such event, and only in such event, LESSEE shall be entitled to draw upon and receive from the other Reserves then held by LESSOR, that amount equal to the difference between the actual cost of the Covered Maintenance and the amount that was allocated in the Reserves for such item. Further, so long as no Event of Default has occurred and is continuing, in the case of a return of the Aircraft on the Expiration Date where a financial adjustment is due to LESSOR with respect to an item where Reserves have been paid, LESSEE may draw upon the Reserves then held by LESSOR and use same solely toward satisfaction of such financial adjustment obligation.

              (f) LESSEE agrees that it will not discriminate against the Aircraft (as compared to other aircraft of the same TYPE OWNED or operated by LESSEE) in the operation, use and performance of maintenance, including, but not limited to, in contemplation of the expiration or termination of this Lease with respect to the maintenance of the Aircraft (including, but not limited to, the substitution or replacements of Parts other than where the failure to replace Parts would result in LESSEE failing to meet the return conditions for the Aircraft set forth herein). The foregoing shall not be deemed to be a prohibition on LESSEE's withdrawing the Aircraft from revenue service in order to prepare the Aircraft for return to LESSOR upon the expiration or termination of this Lease nor shall the foregoing be deemed to expand LESSEE's obligations beyond those set forth in any specific return provision set forth herein.

        (E) AIRWORTHINESS DIRECTIVES; SERVICE BULLETINS.

             (i) If the FAA, the Air Authority, the Manufacturer or the Engine Manufacturer, or the manufacturer of any Parts, publishes an airworthiness directive, mandatory service bulletin or mandatory modification after the commencement date of this Lease or already has published such airworthiness directive, mandatory service bulletin or a mandatory modification which modification is required to be completed or terminated during the Base Term or at any time during the ninety (90) day period following the end of the Base Term or the termination of this Lease, LESSEE shall take all such action as is necessary to comply with such airworthiness directive, mandatory service bulletin or mandatory modification prior to the return of the Aircraft by LESSEE to LESSOR and shall, except as hereinafter stated, bear the entire expense thereof. As an exception to the foregoing, LESSOR agrees that it will reimburse LESSEE fifty percent (50%) of the cost (labor and material at the cost actually incurred by LESSEE without premium, mark-up, surcharge or interest expense) in excess of One Hundred Thousand Dollars (US$100,000) for each airworthiness directive accomplished during the last twenty four (24) months of the Base Term, and one hundred percent (100%) of the costs for each airworthiness directive and service bulletin which are accomplished by LESSEE and fall due within ninety (90) days after the Expiration Date; provided, however, that LESSOR shall have no obligation to reimburse LESSEE for airworthiness directives and service bulletins accomplished by LESSEE and which fall due within ninety (90) days after the Expiration Date unless LESSEE had prior to accomplishing such airworthiness directive or service bulletin received written authorization from LESSOR to accomplish same. LESSOR shall pay to LESSEE its share, if any, of the cost of complying with airworthiness directives performed by LESSEE, within ten (10) Business Days of receipt from LESSEE of evidence reasonably satisfactory to LESSOR that the airworthiness directive has been fully and satisfactorily complied with.

                (ii) LESSEE shall comply with all applicable mandatory service, maintenance, repair and overhaul regulations, directives and instructions of the FAA, the Air Authority, the Manufacturer, the Engine Manufacturer and the manufacturer of all Parts and shall bear the entire expense thereof except as provided in (i) above.

        (F) TITLE, REGISTRATION, PERFECTION AND INSIGNIA. LESSEE acknowledges and agrees that title to the Aircraft shall remain vested in LESSOR during the Base Term in accordance with the terms of this Lease. The Aircraft shall, at all times during the Base Term, be registered in the United States in the name of LESSOR or such Person as LESSOR may designate, in accordance with the Laws of United States. LESSEE agrees that it shall take no action which shall cause the Aircraft to cease to be so registered in the name of LESSOR under the applicable Laws of United States. Unless otherwise requested, within fifteen
(15) days of the Effective Date, LESSEE shall fasten or cause to be fastened in the cockpit, in a location reasonably adjacent to and not less prominent than the airworthiness certificate for such Aircraft and on each Engine, an insignia plate supplied by LESSEE and in the form set forth in Exhibit "G" hereto or in any other form subsequently designated by LESSOR to LESSEE.

            LESSEE will not allow the name of any Person to be placed on the Aircraft or any Engine as a designation that might be interpreted as a claim of ownership; provided, however, that LESSEE may cause the Aircraft to be lettered in an appropriate manner for convenience of identification of the interest of LESSEE therein, including but not limited to, the customary livery of LESSEE.

        (G) MAINTENANCE REPORTS AND RECORDS. During the Term, LESSEE shall:

              (a) provide maintenance information and reporting requirements to LESSOR and any other party so designated by LESSOR including but not limited to: (i) written notification at the end of each calendar quarter with respect to the issuance during such calendar quarter of any airworthiness directive or service bulletin, and written notification, as promptly as possible, of any legal requirement materially affecting the use, operation or maintenance of the Aircraft, Airframe, Engines or Parts; (ii) quarterly written projections of scheduled Airframe, Engine, landing gear and APU heavy maintenance; (iii) prompt written notification of damage to the Aircraft, Airframe, Engines or Parts where the estimated cost of repair is in excess of $500,000 in the aggregate; (iv) promptly upon the request of LESSOR, written notification of Engine removals, exchanges or foreign object damage (said report to include details of circumstances and plan of action to repair); (v) reports of Flight Hours and Cycles on a monthly basis; (vi) promptly upon the request of LESSOR, a report of all service bulletins completed; and (vii) promptly upon the request of LESSOR, copies of all material reports sent to the Air Authority or any other Governmental Entity concerning the Aircraft.

              (b) LESSEE will, during the Base Term, maintain all records, logs and other materials required to be maintained with respect to the Aircraft by Persons in operational control of the Aircraft under any applicable rules, Laws or regulations and shall supply all such records, logs and other materials to LESSOR or third parties, as reasonably requested, as shall be necessary in order to implement the Maintenance Program and any and all warranties and guarantees that apply to the Aircraft. LESSEE will provide LESSOR with copies of all records of maintenance performed during the Base Term as requested by LESSOR. All such records shall be kept as required under the rules and regulations of the Air Authority and shall be maintained in English.

                                 SECTION 8

                      REPLACEMENT OF PARTS: ALTERATIONS,
                          MODIFICATIONS AND ADDITIONS

        (A) REPLACEMENT OF PARTS. Except as otherwise provided herein, LESSEE, at its own cost and expense, shall promptly replace all Parts which may, from time to time, be incorporated or installed in, or attached to, the Aircraft, the Airframe or any Engine and be an accession thereto, and which may, from time to time, become lost, stolen, seized, confiscated or unserviceable. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, LESSEE may remove any Parts, provided that LESSEE shall replace such Parts as promptly as may be practicable. All replacement Parts shall be free and clear of all Liens, except Permitted Liens, shall meet all requirements of the Air Authority, and shall be in as good operating condition as, and have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were maintained in the condition required pursuant to the requirements of this Lease.

            All Parts owned by LESSOR at any time removed from the Aircraft shall remain the property of LESSOR, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in, or attached to, such Aircraft and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Parts becoming incorporated or installed in or attached to the Aircraft as above provided, and without further act:

              (1) title to the removed Part shall vest in LESSEE, free and clear of all rights of LESSOR and LESSOR Liens;

              (2) title to the replacement Parts shall vest in LESSOR, free and clear of all rights of third parties, including, but not limited to, LESSEE; and

              (3) such replacement Parts shall become subject to this Lease and shall be deemed part of the Aircraft into which such Parts were incorporated or with respect to which such Parts were required, for all purposes hereof to the same extent as the Parts originally incorporated or installed in, or attached or related to such Aircraft.

         (B) POOLING; ETC.

              (i) LESSEE may subject the Aircraft or any Engine to normal interchange agreements customary among major Air Carriers entered into by the LESSEE in the ordinary course of its business, and may subject any Engine to pooling arrangements customary among major Air Carriers and entered into by the LESSEE in the ordinary course of its business.

              (ii) LESSEE may install an Engine on an airframe owned by the LESSEE provided such airframe is free and clear of all liens and encumbrances, except

              (a)  Permitted Liens; and

              (b) the rights of Air Carriers under normal interchange arrangements which are customary among major Air Carriers and which do not contemplate, permit or require the transfer of title to the Airframe or Engines installed thereon.

             (iii) LESSEE may install an Engine on an airframe leased to, or purchased by the LESSEE, subject to a lease, conditional sale, trust indenture or other security agreement, but only if

              (a) such airframe is clear of all liens and encumbrances, except Permitted Liens and the rights of the parties to the lease, conditional sale, trust indenture or other security agreement covering such airframe; and

              (b) LESSOR shall have received from the lessor, conditional seller, indenture trustee, or secured party of such airframe, a written agreement (which may be the lease, conditional sale, trust indenture or other security agreement covering such airframe), whereby such lessor, conditional seller, indenture trustee or secured party expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being incorporated in such airframe at any time while such Engine is subject to this Lease; and

              (c) LESSOR, upon request, shall have received from counsel to the LESSEE an opinion, in form and substance satisfactory to LESSOR, to the effect that no creditors of, or bona fide purchasers from, the lessor, conditional seller, indenture trustee or secured party of such airframe will acquire any right, title or interest in such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease. In the event that LESSOR requires an opinion, the cost of such opinion shall be shared equally by LESSOR and LESSEE.

               (iv) No permitted interchange or pooling agreement, transfer or other relinquishment of possession permitted hereunder shall affect the title to, or registration of or effect any transfer of the Aircraft, Airframe or Engines or shall constitute consent to any action not permitted to the LESSEE in this Lease.

               (v) LESSOR agrees, for the benefit of any lessor, indenture trustee or other secured party to LESSEE, that it will not acquire or claim any right, title or interest in any engine by reason of such engine being incorporated in the Airframe at any time while such engine is subject to a lease, conditional sale, trust indenture, or other security agreement covering such engine.

        (C) EQUIPMENT CHANGES. LESSEE, at its own expense, shall make such alterations and modifications in and additions to the Aircraft ("Equipment Changes") as may be required from time to time to meet the standards of the Air Authority and of the Governmental Entity in the jurisdiction of which LESSEE elects to fly the Aircraft and whose approval or consent is required to permit LESSEE to fly over and/or into any geographical area with respect to which the Governmental Entity exercises authority. In addition, the term "Equipment Changes" shall mean modifications to or additions to the Aircraft that LESSEE, at its own expense, may from time to time deem desirable in the proper conduct of its business, provided that no such Equipment Change diminishes the value, utility, condition or airworthiness of the Aircraft below the value, utility, condition and airworthiness thereof immediately prior to such Equipment Change, assuming the Aircraft was then in the condition required to be maintained by the terms of this Lease, and provided further that LESSEE shall not change the configuration (other than the seating configuration) of the Aircraft during the Term hereof unless such configuration is approved by the Manufacturer, LESSOR and the Air Authority. Any Equipment Change with an estimated cost in excess of Two Hundred Fifty Thousand (US$250,000) Dollars must be approved in advance by LESSOR, which approval will not be unreasonably withheld.

        In connection with the provisions of the preceding paragraph, LESSOR and LESSEE hereby acknowledge and agree that (1) LESSEE may modify the cockpit of the Aircraft in order to standardize same with LESSEE's fleet of Boeing 737-200 aircraft (provided such cockpit standardization is performed in accordance and complies with, the Maintenance Program and the rules and regulations of the FAA, in each case to the extent applicable, (2) all Parts removed from the cockpit of the Aircraft in connection with such cockpit standardization shall become the property of LESSEE (subject to the provisions of clause (3) of this sentence) and all Parts installed in the cockpit of the Aircraft in connection with such cockpit standardization shall become the property of LESSOR and subject to the terms of this Lease, (3) in connection with the cockpit standardization the Omega Navigation System (Litton 211) and the Doppler Radar System (collectively, the "Removed Cockpit Parts") will not be replaced (and are not required to be replaced) and that such Removed Cockpit Parts shall be returned to LESSOR upon the completion of such cockpit standardization and LESSEE shall have no claim, right, title or interest therein and such Removed Cockpit Parts shall be the property of LESSOR and not subject to the terms of this Lease, and (4) upon the return of the Aircraft by LESSEE to LESSOR on a Return Occasion, LESSEE, in its sole discretion, shall have the right to return the Aircraft with the cockpit configured in LESSEE's standard configuration for Boeing 737-200 aircraft or in the configuration that the cockpit was in on the Effective Date. Any and all modifications contemplated by this paragraph shall be effected at the sole cost and expense of LESSEE.

            Title to all Parts incorporated, installed in, attached or added to the Aircraft as the result of any such Equipment Change shall, without further act, vest in LESSOR;

provided, however, that during the Base Term LESSEE may remove any such Part if: (1) such Part is in addition to any Part originally incorporated or installed in or attached to such Aircraft at the time of delivery thereof hereunder; and (2) such Part is not required by the Air Authority or the Governmental Entity having jurisdiction to be incorporated, installed in, attached or added to the Aircraft; and (3) such Part can be removed from the Aircraft or can be replaced with a part of equal value to the Part installed upon delivery without diminishing or impairing the value, utility or airworthiness which the Aircraft would have had at such time, had such Equipment Change not occurred. Upon the removal by LESSEE of any Part as above provided, title thereto shall, without further act, vest in LESSEE and such Part shall no longer be deemed part of the Aircraft from which it was removed. Any Part not removed from the Aircraft by LESSEE as provided above prior to a Return Occasion shall remain the property of LESSOR. Notwithstanding the foregoing provisions of Section 8(C), LESSOR agrees that LESSEE may install replacement seats and galleys on the Aircraft. If the replacement seats and galleys are (i) owned by any third party and leased to LESSEE, (ii) sold to LESSEE subject to a conditional sales contract or other security interest, or
(iii) lease to LESSEE pursuant to a lease which is subject to a security interest in favor of any third party, then LESSOR will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in such seats and galleys as the result of such seats and galleys being installed in the Aircraft; provided, however (a) that LESSOR's inability to so acquire or claim is subject to the express condition that such lessor, conditional vendor or secured party shall not acquire or claim, as against LESSOR, any right, title or interest in the Aircraft, or any Part other than its interest in such seats or galleys by reason of such seats or galleys being installed thereon, and (b) that all of LESSEE's right, title and interest in and to any seats or galleys (but none of its obligations with respect thereto) not removed by LESSEE within thirty (30) days after an Event of Default shall, at such time, automatically become the property of LESSOR and subject to this Lease.

        Notwithstanding anything set forth herein to the contrary, in connection with a return of the Aircraft by LESSEE to LESSOR on the Expiration Date, LESSEE shall be entitled to remove and retain (with title vesting in LESSEE) the avionics black boxes installed by LESSEE with respect to the TCAS and windshear detection systems. All wiring installed by LESSEE in connection with the installation of the TCAS and windshear detection systems shall remain in the Aircraft and shall be deemed the property of LESSOR.

        In the event the FAA requires LESSEE to comply with the Stage III noise regulations set forth in FAR Part 36 and LESSEE cannot obtain an exemption or deferment for complying, if no Default or Event of Default has occurred and is continuing, LESSOR will, upon the request of LESSEE, provide financing to LESSEE for the acquisition of a shipset of Stage III hushkits suitable for installation on the Aircraft or, at LESSOR's election, provide such hushkits to LESSEE. Should LESSOR provide financing or the hushkits to LESSEE as contemplated in the preceding sentence, the Basic Rent will be adjusted upward so as to fully amortize the financing or the cost of the hushkits over the remaining term of the Lease based on the amount of the financing or the cost of the hushkits, as the case may be, and the prevailing interest rates applicable to an entity with the credit of LESSEE at such time. In the event LESSEE is required to install hushkits during the last twelve (12) months of the Base Term in order to meet Stage III noise regulations, LESSEE shall have the option of either (i) retaining the hushkits at the end of the Base Term (provided no Default or Event of Default has occurred and is continuing, and further provided, that LESSEE restores the Aircraft to the condition that it was in prior to the installation of the hushkits), in which case LESSOR will transfer title to the hushkits to LESSEE, or (ii) extending the term of the Lease on terms and conditions mutually acceptable to LESSEE and LESSOR. In the event LESSEE exercises the option set forth in (ii), LESSEE shall send a notice to LESSOR not later than one hundred twenty (120) days prior to the end of the Base
Term and LESSOR and LESSEE shall have agreed on the terms and conditions of such extension not later than sixty (60) days prior to the end of the Base Term. In the event LESSEE has exercised option (ii), above, and LESSOR and LESSEE fail to reach an agreement on the terms and conditions for the extension of the Lease with the time period set forth above, then, in such event, the Base Term will be deemed to be extended for a one (1) year period of time from the Expiration Date and all other terms and conditions of this Lease will remain unchanged, except the amount of Basic Rent which shall be equal to the greater of (x) the then current fair market rental value for the Aircraft as of the Expiration Date and (y) the amount of Basic Rent then in effect immediately prior to the Expiration Date.

            LESSOR shall bear no liability in respect of, or cost for, any Equipment Change, grounding of the Aircraft, suspension of certification thereof, or loss of revenue therefrom.

        (D) (i) On the Effective Date, the Engines installed on the Aircraft shall be Pratt & Whitney model JT8D-15 engines (the "-15's") and the Hushkits will be installed on the Aircraft. Within six (6) months of the Effective Date, LESSOR shall deliver, or cause to be delivered, to LESSEE's maintenance base in Honolulu, Hawaii or to such other location designated in writing by LESSEE, two Pratt & Whitney model JT8D-9A engines (the "-9A's"). LESSEE shall, at its cost and expense (a) remove the -15's and the Hushkits and ship the -15's (along with all components removed in installing the -9A's) to such location as Jetz Ventures shall designate and ship the Hushkit to such location as LESSOR shall designate (in each instance, together with all records, manuals and logs relating to the -15's and the Hushkits, respectively) to a location designated by LESSOR, and (b) install the -9A's on the Aircraft. LESSEE agrees that when installing the -9A's, the mixers from the -15's will be returned to LESSOR as part of the Hushkit.

(ii) LESSOR and LESSEE agree that the -9A's shall be in the following condition at the time of delivery of same to LESSEE:

        (a) the minimum total number of cycles remaining to the next scheduled overhaul of each -9A shall be equal to the difference between 5,000 and the number of cycles consumed by

LESSEE in the operation of the -15 that the -9A is replacing, but in no event shall any -9A engine have less than 2,500 cycles remaining to the next scheduled overhaul. In the event that LESSEE's utilization of any -15 engine exceeds 2,500 cycles, LESSEE shall pay to Jetz Ventures (whom LESSEE understands has agreed to supply the -9A's to LESSOR in exchange for the -15's in order to enable LESSOR to meet its obligations under the provisions of this
Section 8(D)), with respect to such engine, the dollar amount obtained by multiplying the number of cycles in excess of 2,500 and ninety Dollars ($90.00);

        (b) be in bare Pratt & Whitney QEC configuration;

        (c) have an FAA serviceable tag from an FAA approved engine maintenance facility;

        (d) have a rated take-off horsepower of 750 or more;

        (e) shall be in compliance with all airworthiness directives and mandatory service bulletins requiring compliance on such date;

        (f) be free and clear of all liens and encumbrances and interests of others;

        (g) all logs, manuals, historical information on life limited parts (including, "back to birth" records), technical information and data and all inspection, modification and overhaul records required to be maintained with respect thereto under applicable rules and regulations of the FAA and any other governmental body having jurisdiction shall be in compliance with such rules and regulations; and

        (h) have undergone a borescope inspection and maximum power assurance run to evidence that there are no discrepancies outside of the limits set under the manufacturer's maintenance manual for such engine. Should there be any such discrepancies, the party tendering such engines shall cause same to be corrected or propose a substitute engine that will meet the requirements of this Section.

(iii) LESSOR and LESSEE agree that the -15's shall meet the same conditions set forth in sub-paragraphs (b)-(h) of sub-section (ii) above at the time of delivery of same to Jetz Ventures; PROVIDED, HOWEVER, that with respect to sub-paragraph (c) above, the -15's may be returned with zero time on the lowest limiter, but otherwise serviceable, and with respect to sub-paragraph (g) above, LESSEE's obligation is to return only those items delivered to it by LESSOR with respect to the -15's as updated by LESSEE in accordance with the Maintenance Program-and applicable FAA rules and regulations.

(iv) Simultaneously with the installation of the -9A's and the removal of the -15's and the Hushkits, (i) LESSOR and LESSEE shall execute a partial lease termination for the purpose of releasing the -15's and Hushkit from the terms of this Lease, (ii) LESSOR and LESSEE shall execute a Lease Supplement to this Lease for the purpose of subjecting the -9A's to the terms of this Lease, (iii) LESSEE shall execute and deliver to LESSOR a Delivery Receipt and Acceptance Certificate with respect to the -9A's, (iv) LESSOR shall execute a Delivery Receipt and Acceptance Certificate with respect to the Hushkit, (v) LESSOR shall cause Jetz Ventures to execute a Delivery Receipt and Acceptance Certificate with respect to the - 15's, and (vi) LESSEE and LESSOR shall execute releases and/or amendments to all UCC financing statement previously executed and filed to reflect the release of the -15's and the Hushkit and the inclusion of the -9A's. LESSOR and LESSEE agree that there shall be no reduction in the amount of Basic Rent payable by LESSEE to LESSOR as a result of the substitution of the -9A's for the -15's and the release of the Hushkits from the terms of this Lease.

                                 SECTION 9

                      INSPECTION; FINANCIAL INFORMATION

        (A) During the Base Term, in addition to the information and reports required to be provided by LESSEE to LESSOR pursuant to Section 7(G) of this Lease, LESSEE shall furnish to LESSOR such additional information concerning the location, condition, use and operation of the Aircraft as LESSOR may reasonably request.

        (B) The right of LESSOR, or its designated representatives, to inspect the Aircraft during any "C" or "D" check or equivalent (as defined in the Maintenance Program), performed by or on behalf of LESSEE during the Base Term, shall be absolute. LESSEE shall also provide LESSOR with maintenance schedules relating to the Aircraft upon the delivery of the Aircraft to LESSEE, and from time to time as such maintenance schedules are adjusted or updated. LESSEE further agrees to provide LESSOR with quarterly written projections of the scheduled date for "C" and "D" checks, in order to enable LESSOR to inspect the Aircraft at the time and place such checks occur. During such checks, LESSEE agrees to allow LESSOR, or its authorized representative, to inspect any area of the Aircraft which LESSOR requests to inspect which would normally require inspection during such major checks. LESSEE also shall permit any Person designated by LESSOR in writing to:

              (1) visit and inspect the Aircraft, its condition, use and operation, and the records maintained in connection therewith;

              (2) visit and inspect the properties of LESSEE;

              (3) discuss the finances and accounts of LESSEE with the principal officers of LESSEE,

all at such times and frequencies as LESSOR, or the assignee of LESSOR, may reasonably request. Notwithstanding the foregoing or any other right to inspect granted to LESSOR under this Lease, neither LESSOR nor the assignee of LESSOR shall have any duty to make any such inspection and neither LESSOR nor the assignee of

LESSOR shall incur any liability or obligation by reason of not making any such inspection;

              (4) obtain such other financial information as LESSOR may reasonably request. In this regard, during the Base Term, LESSEE shall deliver to LESSOR annual consolidated financial statements of Airgroup prepared in accordance with generally accepted accounting principles consistently applied and audited by recognized, independent certified public accountants reasonably satisfactory to LESSOR as soon as practicable and in any event within 120 days after the end of LESSEE's fiscal year, as well as quarterly unaudited financial statements of LESSEE, certified as being true, accurate and complete by the chief financial officer of LESSEE, within 60 days following the close of each of LESSEE's fiscal quarters; and

              (5) inspect LESSEE's Maintenance Program for the Aircraft and make copies and take extracts thereof.

LESSOR hereby agrees that if LESSOR exercises any of the rights listed in clauses (1) through (5) above, it shall do so in such a manner so as not to unreasonably interfere with the business and operations of LESSEE.

        (C) LESSEE shall also furnish any other information or records on the Aircraft that LESSOR may reasonably request.

        (D) LESSOR agrees to keep confidential any information provided to it by LESSEE under the terms of this Lease; provided, however, that LESSOR shall have no obligation to keep such information confidential (i) if such information is public information at the time received by LESSOR or becomes public at the time same is disclosed by LESSOR, (ii) from LESSOR's attorneys, accountants, auditors and aircraft technical experts, and (iii) if compelled by court order or the provisions of any Law to disclose same.

                                 SECTION 10

                             COVENANTS OF LESSEE

        LESSEE represents, warrants, covenants and agrees, in addition to all other representations, warranties and covenants set forth in this Lease, that:

        (A) MAINTENANCE OF CORPORATE EXISTENCE. LESSEE shall preserve and maintain its existence, valid legal status, and all of its rights, privileges, and franchises necessary to remain duly incorporated and to operate as a passenger airline under the Laws of the United States and the State of Hawaii.

        (B) PAYMENT OF TAXES. LESSEE shall:

              (1) Pay or cause to be paid all Taxes imposed, levied or assessed upon LESSEE (or for which LESSEE has assumed the obligation pursuant to this Lease) or its income or profits, or upon any property or assets belonging to or used by it, prior to the date on which penalties attach thereto;

              (2) Pay or otherwise discharge all lawful claims, which, if not paid, might become a Lien or charge upon the property of LESSEE (provided, however, that LESSEE shall not be required to pay any such Taxes or claims, the payment of which is being contested in good faith and by appropriate proceedings and for which adequate reserves have been provided, except that LESSEE will pay or cause to be paid all such Taxes or claims forthwith in the event LESSEE is unable to stay or suspend enforcement or execution of a warrant of restraint or foreclosure of any Liens which attach as security therefor).

        (C) SALE OF ASSETS, MERGER, ETC. Without the prior written consent of LESSOR, which consent shall not be unreasonably or arbitrarily withheld, LESSEE will not sell, lease, assign, transfer or otherwise dispose of substantially all of its assets, whether now owned or hereafter acquired, except in the ordinary course of its business as presently conducted and for a full and adequate consideration, and will not merge or consolidate with or into, or acquire substantially all of the assets and assume substantially all of the liabilities of, any corporation or other entity unless the surviving entity is the LESSEE or the surviving entity assumes this Lease and the financial condition of LESSEE or the surviving entity after such sale of assets, merger, consolidation or acquisition is equal to or better than that of LESSEE immediately prior thereto as LESSOR in its reasonable judgment shall determine.

        (D) AIR CARRIER. Throughout the Base Term, LESSEE shall, at all times, be an Air Carrier in good standing.

        (E) U.S. CITIZEN. Throughout the Base Term, LESSEE shall, at all times, be a citizen of the United States as defined in 40102 of Title 49 of the United States Code.

        (F) AIRWORTHINESS CERTIFICATE. Prior to operating the Aircraft in revenue service, LESSEE shall provide to LESSOR a copy of the Certificate of Airworthiness for the Aircraft issued by the Air Authority or other Governmental Entity having jurisdiction, duly certified as being true, accurate and complete by an officer of LESSEE.

        (G) COMMUNICATIONS. LESSEE shall deliver to LESSOR promptly any communications received by LESSEE from the Air Authority or any Governmental Entity which materially affects the Aircraft.

                                 SECTION 11

                                                                             33
                                    TAXES

        (A) GENERAL TAX INDEMNITY. LESSEE agrees to pay and to indemnify and hold harmless the Indemnitees from all Taxes against or upon any of the Indemnitees, LESSEE, the Aircraft, or any part thereof during the Base Term and arising out of this Lease, or upon the leasing, selling, possession, use, operation, repair, maintenance, overhaul, settlement of any insurance claim, or return thereof, or upon any Rent, receipts or earnings arising from the operation thereof, or upon or with respect to this Lease unless, and to the extent only that, any such Tax is being contested by LESSEE in good faith and by appropriate proceedings duly instituted and diligently prosecuted with adequate reserves having been provided on account thereof and only so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Aircraft. In case any report or return is required to be made with respect to any obligation of LESSEE under or arising out of this Section 11, LESSEE shall either make such report or return in such manner as will show the ownership of the Aircraft in LESSOR and send a copy of such report or return to LESSOR, or shall notify LESSOR of such requirement and make such report or return in such manner as shall be satisfactory to LESSOR. If claim is made against any Indemnitee for any Taxes arising during the term of this Lease, such Indemnitee shall promptly notify LESSEE. Any such Indemnitee shall, at LESSEE's expense, take such action as LESSEE may reasonably request in writing with respect to such asserted liability, and if reasonably requested by LESSEE and upon the prior payment to such Indemnitee by LESSEE of an amount equal to such Tax, any payment by an Indemnitee of such Tax shall be made under protest. If payment is made, the Indemnitee shall, at LESSEE's expense, take such action as LESSEE may reasonably request to recover such payment and shall, if requested, permit LESSEE in the Indemnitee's name to file a claim or prosecute an action to recover such payment. All of the obligations of LESSEE in this
Section 11 with respect to Taxes imposed or accrued before the expiration or other termination of this Lease shall continue in full force and effect notwithstanding such expiration or other termination, and are expressly made for the benefit of, and shall be enforceable by, each Indemnitee. LESSEE further agrees that, with respect to any payment or indemnity hereunder, such payment or indemnity shall include any amount necessary to hold the recipient of the payment or indemnity harmless on an after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under the Laws of any Governmental Entity. Excluded from the tax indemnification set forth above are any income taxes assessed or due on an Indemnitee's net income or any state franchise or similar corporate taxes payable by an Indemnitee.

        In the event that during the Base Term a federal value added tax or consumption tax is enacted and becomes effective which replaces the federal income tax, LESSOR and LESSEE shall negotiate in good faith a restructuring of the provisions of this Section ll(A), consistent with the principles for tax indemnification reflected in this Section ll(A), so as to achieve substantially the same degree of tax indemnification obligations of LESSEE as existed prior to the enactment of such federal value added tax or consumption tax.

        (B) SPECIAL TAX INDEMNITY. (i) TAX ASSUMPTIONS. In entering into the Lease and the transactions contemplated hereby, LESSOR has made the following tax assumptions for the Aircraft (the "Tax Assumptions"):

            (1) LESSOR is entitled to the benefit of depreciation for Federal income tax purposes under the Accelerated Cost Recovery System provided for in
Section 168 of the Code and depreciation deductions for Hawaii state income tax purposes based upon one hundred percent (100%) of the Acquisition Cost of the Aircraft, and on the basis that the Aircraft shall have seven year recovery period and property classification, and that LESSOR shall be entitled to use the method of depreciation and depreciation convention equal to 200% declining balance method of depreciation, switching to the straight line method at the point in time that maximizes the depreciation allowance for LESSOR (the "Recovery Deduction");

            (2) with respect to the Aircraft, Lessor will be entitled to the benefit of deductions for Federal and State Of Hawaii income tax purposes for interest payable with respect to any indebtedness incurred by LESSOR in connection with any financing by LESSOR of any portion of the Acquisition Cost of the Aircraft (the "Interest Deduction"); and

            (3) for each year of the Base Term of the Lease, including any year in which a Tax Loss (hereinafter defined) occurs, LESSOR will be subject to tax as follows:

                 (x) for such year up to and including the year in which such Tax Loss occurs, at a composite Federal and state income tax rate that is equal to the highest marginal rate (provided that, in computing such highest marginal rate, there shall be excluded any surcharges to normal Federal and state income tax rates which are applicable to brackets of income which are limited as to their upper level, such as but not limited to those described in the last two sentences of Section 11(a)(1) of the Code, and, it is understood that surcharges which are applicable to brackets of income which are not limited as to their upper level shall be included in computing such highest marginal rate) provided for under the Code and the laws of the State of Hawaii (the "Highest Composite Marginal Tax Rate") and that is actually in effect for each such year and assuming that any state tax used in the calculation of such marginal rate shall be taken as a deduction for purposes of computing Federal tax so that the Composite Rate is a lower rate than that obtained by merely adding the state rate to the Federal rate (assuming LESSOR has received a tax benefit from such deduction), and

                 (y) for such year following the year in which such Tax Loss occurs, at a composite Federal and state income tax rate that is equal to the Highest Composite Marginal Tax Rate actually in effect in the year in which such Tax Loss occurs and which, under the provisions of the Code and the laws of the State of Hawaii then in effect, is to be applicable to each such following year.

        (ii) LESSEE'S TAX REPRESENTATIONS AND WARRANTIES. LESSEE represents and warrants to LESSOR that:

            (1) at all times during the Base Term, with respect to the Aircraft, such Aircraft will not, due to any act or failure to act on the part of LESSEE, constitute property "used predominantly outside the United States" or "tax-exempt use property" within the meaning of Sections 168(g)(1)(A), 168(g)(4)(a) and 168(h)(1)(A), respectively, of the Code and Proposed Code Regulation Section 1.168-2(g)(5)(iii)(A).

        (iii) INDEMNITY. If by reason of the breach or inaccuracy of any of LESSEE's representations and warranties set forth in this Section, LESSOR shall lose the benefit of, or shall not have or shall lose the right to claim, or shall suffer a disallowance or recapture of, or delay in claiming, all or any portion of the Recovery Deduction or, if LESSOR finances any portion of its Acquisition Cost, the Interest Deduction, with respect to the Aircraft (any such loss, failure to have or loss of the right to claim, disallowance, recapture, delay in claiming, treatment, or inclusion referred to in any of the foregoing clauses of this section being hereinafter called a "Tax Loss"), then a Tax Loss shall be deemed to have occurred and LESSEE shall on the Rent Date next following written notice by LESSOR to LESSEE that a Tax Loss has occurred pay to LESSOR an amount sufficient to indemnify LESSOR for such Tax Loss and penalties, if any thereon, on an after-tax basis.

        (iv) IDENTIFICATION OF LESSOR. For purposes of this Section, the term "LESSOR" shall include Lessor's successors and assigns.

        (v) CONTESTS. If an Indemnitee should receive notice of any claim by a taxing authority that may result in liability on the part of LESSEE under
Section 11 (B) (iii), such Indemnitee shall promptly notify LESSEE of such claim and LESSEE and such Indemnitee shall have the same rights and privileges with respect to such contest of such claim as are described above in Section ll(A).

        (C) EXCLUSIONS. Notwithstanding the foregoing provisions of this
Section 11, the LESSEE shall not be required to indemnify for any liability which occurs directly and primarily as a result of any of the following events:

            (1) a failure by an Indemnitee to timely or properly claim a deduction or other tax benefit, the gross negligence of an Indemnitee or the failure of an Indemnitee to timely notify LESSEE of a claim against such Indemnitee by a taxing authority, provided such failure to timely notify LESSEE has a material adverse affect on LESSEE's rights under this Section 11;

            (2) the treatment of the Aircraft in 1996 or the year in which the Base Term (or any extension thereof) expires as used predominantly outside the United States for purposes of Code Section 168(g)(1)(A), if such treatment would not have occurred but for such use of the Aircraft outside of the United States prior to or subsequent to the term of the Lease;

            (3) an event which occurs after the end of the Base Term with respect to the Aircraft and the return thereof in accordance with the Lease; or

            (4)(a) a material change in the Code, the Income Tax Regulations promulgated by the United States Treasury Department or a change in the administrative or judicial interpretations thereof (collectively, a "Change in Law"), which is enacted, adopted or promulgated and becomes effective after the Effective Date and during the Base Term; provided, however, that with respect to such Change in Law, (i) there is no pending contest, appeal or review process with respect thereto, and (ii) the Internal Revenue Service has recognized and is enforcing such Change in Law.

               (b) should a Change in Law occur and become effective during the Base Term, LESSEE shall have the right to send a notice to LESSOR (a "LESSEE's Change Notice") advising LESSOR of the Change in Law and LESSEE's intention not to indemnify LESSOR for those matters which are the subject of the Change in Law. LESSOR shall have ninety (90) days from the date of the giving of LESSEE's Change Notice to send LESSEE a notice (the "LESSOR's Response") advising LESSEE that it either (i) acknowledges and agrees that it will not be indemnified by LESSEE for those matters which are the subject of the Change in Law, or (ii) that it has elected to terminate the Lease ninety (90) days from the date of the giving of the LESSOR's Response. In the event that LESSOR in the LESSOR's Response has elected option (ii), LESSEE shall have thirty (30) days from the date of the giving of LESSOR's Response to send a written notice to LESSOR modifying LESSEE's Change Notice (a "LESSEE Modification Notice") and agreeing to indemnify LESSOR for those matters which are the subject of the Change in Law. In the event LESSEE does not give a LESSEE Modification Notice within said thirty (30) day period, LESSOR shall have ten (10) days from the end of such thirty (30) day period to send to LESSEE a notice modifying the LESSOR's Response (a "LESSOR Modification Notice") and agreeing to option (i) above. In the event that LESSEE has declined to indemnify LESSOR for those matters which are the subject of the Change in Law, LESSEE would have no obligation to indemnify for those matters for the period of time following the giving of LESSEE's Change Notice.

        (D) TAX SAVINGS OR REFUND. (i) If an Indemnitee shall receive a refund on account of any Tax for which such Indemnitee was indemnified or which was advanced by LESSEE, then such Indemnitee shall, and LESSOR shall use its reasonable efforts to cause such Indemnitee to, promptly pay the amount of such refund to LESSEE (together with the amount of any interest and attorneys fees received by such Indemnitee in relation to such refund).

        (ii) If an Indemnitee, as a result of a loss or expense for which an indemnity payment has been made pursuant to this Section 11 or as a result of deferred depreciation deductions or increased basis (i.e., depreciation deductions or basis in any tax year which are greater than they would have been had the circumstances giving rise to LESSEE's liability for indemnity not occurred), shall realize an aggregate net reduction in United states federal income tax or state or local incomes taxes which such Indemnitee would not have realized but for such loss, expense, deferred depreciation deductions or increased basis, the Indemnitee shall pay, and the Lessor shall cause the Indemnitee to pay, the LESSEE an amount equal to such aggregate net reduction in United states federal income tax plus any other tax savings realized by such Indemnitee on account of the same. Any payment due to the LESSEE from an Indemnitee pursuant to this Section 11 shall be paid promptly after the Indemnitee actually realizes any such aggregate net reduction in United States federal income tax or state or local income taxes. Notwithstanding anything set forth herein to the contrary, in no event shall any Indemnitee be required to make any payment to LESSEE pursuant to the terms of this subsection (ii) in excess of the amount of indemnification payments made by LESSEE to such party pursuant to this Section 11.

(E) HAWAII CAPITAL GOODS EXCISE TAX CREDIT. Without limiting the generality of the foregoing provisions of this Section 11, the LESSEE acknowledges that, as between LESSOR and LESSEE, the LESSOR is and will continue to be entitled to the Hawaii capital Goods Excise Tax Credit (the "Excise Tax Credit") with respect to the Aircraft. LESSEE agrees that (i) it will not directly or indirectly take any action or file any returns or other documents inconsistent with or which interferes with LESSOR's right to take and have the benefit of the Excise Tax Credit with respect to the Aircraft, and (ii) that it will file such returns, take such action and execute such documents as may be reasonably necessary to facilitate the accomplishment of the intent of this
Section 11 (E).

(F) PARTIES ENTITLED TO BENEFITS OF THIS SECTION. In determining the extent of LESSOR's obligations under this Section 11, there shall be taken into account the affiliated group of corporations of which LESSOR is presently or may become a member and which file a consolidated return, the members thereof, and the following attributes of such group, such members and each of them (which shall in turn be attributed to LESSOR): (i) knowledge or notice of any Tax claim as described in Section 11(A) or Section 11(B)(v), (ii) tax refund(s) as described in Section 11(D)(i), and (iii) net reduction in income taxes as described in
Section 11(D)(ii).

                                 SECTION 12

                                EVENT OF LOSS

        (A) EVENT OF LOSS REGARDING THE AIRCRAFT. In the event that an Event of Loss occurs with respect to the Aircraft, LESSEE shall forthwith (and, in any event, not later than three (3) days after the occurrence of the Event of
Loss) give LESSOR written notice of such Event of Loss and, not later than the earlier of: (a) the sixtieth day following the occurrence of such Event of

Loss; or (b) the day of receipt of insurance proceeds in respect of such Event of Loss; pay to LESSOR or its assignees, in funds of the type specified in Subsection 5(B) hereof, the sum of all unpaid Rent and all other amounts due hereunder with respect to such Aircraft and which have accrued through and including the date of payment of the Agreed Value, plus an amount equal to the Agreed Value. In the event of payment in full of such Agreed Value, together with all such amounts due or accrued hereunder on or prior to the date of such payment, the obligation of LESSEE to pay Rent hereunder shall terminate. on the date of payment of the Agreed Value, LESSOR shall credit or refund to LESSEE all pre-paid Basic Rent, if any, and all accrued Reserves.

            Upon payment of all Rent due and the Agreed Value, LESSOR shall transfer to LESSEE (subject to the rights of the insurers) all of LESSOR's right, title, and interest in and to: (i) the Aircraft which sustained such Event of Loss, as well as all of LESSOR's right, title, and interest in and to any Engines constituting part of such Aircraft; and (ii) all claims for damages to such Aircraft and/or Engines, if any, against third Persons arising from such Event of Loss (unless any insurance carrier requires that such claims be assigned to it), without any representation, warranty, or recourse of any kind whatsoever, express or implied, except a warranty that such Aircraft is free and clear of any Liens, mortgages and encumbrances, other than Liens which LESSEE is required to discharge hereunder or defects in title resulting from acts by or claims against LESSEE.

            In the event of an Event of Loss involving the Aircraft wherein one or more of the Engines are not attached to the Airframe, the Aircraft, for purposes of this Section 12(A), shall be deemed to include all Engines on lease hereunder and LESSOR shall cooperate in transferring title to such non-attached Engines, free and clear of all LESSOR Liens, to the owner of the engine attached to the Airframe at the time of the Event of Loss.

            In the event of an Event of Loss to an airframe involving an Engine attached to an airframe owned by LESSEE or another party, such airframe shall be deemed to include the Engine attached thereto and LESSEE shall promptly transfer title to, or cause the party on whose airframe the Engine was attached to promptly transfer title to, a Replacement Engine (as defined below) in accordance with the terms and conditions set forth in Section 12(B).

        (B) EVENT OF LOSS WITH RESPECT TO AN ENGINE. Upon any Event of Loss with respect to an Engine not then installed on the Aircraft, or an Event of Loss with respect to only an Engine installed on the Aircraft not involving an Event of Loss to the Aircraft, LESSEE shall give LESSOR prompt written notice thereof and LESSEE shall replace such Engine as soon as reasonably possible after such Event of Loss by duly conveying to LESSOR, as a replacement for such Engine, title to another engine owned by LESSEE (a "Replacement Engine"), which Replacement Engine shall be free and clear of all Liens and shall have a value and utility at least equal to, and be in as good operating condition as, the

Engine which sustained such Event of Loss (assuming the Engine which sustained such event of loss was maintained in the condition in which LESSEE was required to maintain such Engine pursuant to this Lease). Such Replacement Engine, after approval and acceptance by LESSOR, shall be deemed an "Engine" as defined herein. LESSEE agrees to take such action as LESSOR may reasonably request in order that any such Replacement Engine shall be duly and properly leased hereunder to the same extent as the Engine subject to the Event of Loss and shall be titled in LESSOR. Upon request by LESSOR, LESSEE shall cause to be delivered to LESSOR an opinion of FAA counsel (to be provided at LESSEE's expense) as to the lien free status of such engine along with an opinion of FAA counsel that such replacement engine has been made subject to this Lease. LESSEE's obligation to pay Rent hereunder shall continue in full force and effect regardless of the occurrence of an Event of Loss with respect to an Engine, but LESSEE shall be entitled to be reimbursed by LESSOR the amount of insurance or condemnation proceeds, if any, received by LESSOR with respect to such Engine. Upon receipt of title by LESSOR to the Replacement Engine as hereinabove provided, LESSOR shall convey to LESSEE, free and clear of all Liens (except, subject to the rights of the insurers), title to the Engine which sustained such Event of Loss.

        (C) DAMAGE OR REQUISITION NOT CONSTITUTING AN EVENT OF LOSS. In the event of material damage or requisition of the Aircraft or any Engine not constituting an Event of Loss, LESSEE shall promptly notify LESSOR in writing of such damage or requisition and shall remain obligated to make all payments of Rent in respect of such Aircraft or Engine which may become due hereunder in the same manner as if such damage or requisition had not occurred and to perform all other obligations of LESSEE hereunder. All payments at any time received by LESSEE, or by LESSOR from any Person other than LESSEE in excess of $500,000 with respect to any such damage or requisition shall be paid over to, or retained by, LESSOR, and shall be paid to LESSEE upon repair of the Aircraft or Engine. To the extent that LESSEE has paid Rent and LESSOR receives a requisition payment for the period of time for which LESSEE had paid Rent, LESSOR agrees that it shall, as promptly as is reasonably practicable, pay to LESSEE that amount of the requisition payment received by it equal to the Rent for such period previously paid to LESSOR by LESSEE.

        (D) RECEIPT AND APPLICATION OF COMPENSATION. Following an Event of Loss or an occurrence not constituting an Event of Loss with respect to which payments, including insurance proceeds, are made by or are due from any Person (any such payments or proceeds being hereinafter referred to as "Compensation"), LESSOR shall be entitled to receive, and shall receive, and LESSEE hereby assigns to LESSOR any right or interest which LESSEE may have or may hereafter acquire, in such Compensation, to be applied as follows:

             (1) If such Compensation is received with respect to the Aircraft, so much thereof as shall not exceed the Agreed Value and other amounts due under Subsection 12(A) shall be retained by LESSOR, in reduction of LESSEE's obligation to pay such Agreed Value and other amounts due as was not theretofore paid by LESSEE, or, if such Agreed Value and other amounts have already been paid to LESSOR, such Compensation shall be applied to reimburse LESSEE for its payment of such Agreed Value, and may be paid to LESSEE.

             (2) If such Compensation is received with respect to an Engine under the circumstances described in Subsection 12(B), such Compensation shall be held in an account established for LESSOR with a bank or trust company as depository, as designated by LESSOR, such sums to be held, invested and distributed as provided below. All of LESSEE's interest in all moneys and investments standing to the credit of such account are hereby pledged to LESSOR and LESSOR is hereby granted a general lien upon and security interest in all of LESSEE's interest, if any, in all such moneys and investments as security for the performance and payment in full of all of LESSEE's covenants contained in this Lease. The bank or trust company holding such Compensation shall be deemed to be LESSOR's agent for the purpose of perfecting LESSOR's security interest in such sums and shall be notified of, and accept such appointment as agent. If LESSEE shall replace such Engine in accordance with the provisions of Subsection 12(B), LESSOR shall, so long as no Default or Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute a Default or an Event of Default shall have occurred and be continuing, return, or cause to be returned, all moneys and investments then held in such account to LESSEE.

          (E) PAYMENTS DURING EXISTENCE OF AN EVENT OF DEFAULT. Any payment referred to in Subsection 12(A),(B),(C) or (D) hereof which is payable to LESSEE hereunder shall not be paid to LESSEE, or, if previously paid directly to LESSEE, shall not be retained by LESSEE, if at the time of such payment a Default or an Event of Default or an event which with the giving of notice or the passage of time, or both, would constitute a Default or an Event of Default hereunder shall have occurred and be continuing, but shall be paid to and retained by LESSOR as security for the obligations of LESSEE under this Lease until such time as such Default or Event of Default or event which with the giving of notice or the passage of time, or both, would constitute a Default or Event of Default shall have been remedied, whereupon such payment shall be made to LESSEE.

                                 SECTION 13

                                 INSURANCE

          (A) PUBLIC LIABILITY AND PROPERTY DAMAGE LIABILITY INSURANCE. LESSEE will carry and maintain in effect, at its own expense, with Approved Insurers, public liability insurance (including, but not limited to, contractual liability, and passenger legal liability), and property damage liability insurance with respect to the Aircraft, in amounts per occurrence of not less than the Minimum Liability Coverage, or such greater amounts as

LESSEE may carry from time to time on other similar aircraft in its fleet. LESSEE shall not discriminate against the Aircraft in providing such insurance coverage. Each and any policy of insurance carried in accordance with this Subsection (A), and each and any policy obtained in substitution or replacement for ANY of such policies, (i) shall designate LESSOR, Jetz Ventures, Lufthansa and the party who conveys title to the -9A's to Jetz Ventures or directly to LESSOR (the "-9A Vendor") and their respective officers, directors, shareholders, members, employees, agents and assigns (collectively, the "Additional Insureds"), as additional insureds as their interests may appear (but without imposing upon the Additional Insureds any obligation imposed upon the insured, including, without limitation, the liability to pay any premiums for any such policies, but LESSOR, Jetz Ventures, the -9A Vendor and/or Lufthansa shall have the right to pay such premiums if it shall so elect), and
(ii) shall expressly provide that, in respect of the interests of the Additional Insureds in such policies, the insurance will not be invalidated by any action or inaction of the LESSEE, and shall insure the Additional Insureds, regardless of any breach or violation by LESSEE of any warranty, declaration or condition contained in such policies, (iii) shall provide that if such insurance is canceled by insurers for any reason whatsoever, or is adversely changed in any way by insurers with respect to the interests of the Additional Insureds, or if such insurance is allowed to lapse for nonpayment of premiums, such cancellation, change or lapse shall not be effective as to the Additional Insureds for 30 days (seven (7) days or such shorter period as may be customary in the case of any war risks and allied perils coverage), in each instance, after the issuance to LESSOR, Jetz Ventures, the -9A Vendor and Lufthansa of written notice by such insurer or insurers and/or brokers to LESSOR, Jetz Ventures, the -9A Vendor and Lufthansa of such prospective cancellation, change or lapse, (iv) shall provide coverage on a worldwide basis, subject to such territorial exclusions as may be usual and customary in the worldwide airline insurance industry for airlines similarly situated with LESSEE, (v) shall provide that, as against the Additional Insureds, the insurer shall waive any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, and waives any right of subrogation it may have against the Additional Insureds but only to the same extent that LESSEE has waived its right of recovery against the Additional Insureds under the Lease Documents. Each liability policy shall be primary without right of contribution from any other insurance which may be carried by LESSOR, Jetz Ventures, the -9A Vendor, Lufthansa or their assigns, and shall expressly provide that all of the provisions thereof shall operate in the same manner as if there were a separate policy covering each insured, provided that such provisions shall not operate to increase the insurer's limit of liability. No liability policy shall permit any deductible or self-insurance provision except for baggage and cargo as is customary in the London or U.S. aviation insurance industry and such other deductibles only with the consent of the LESSOR, which consent shall not be unreasonably withheld or delayed, which from time to time LESSEE can demonstrate are standard in comprehensive liability insurance and, in particular, public liability risks (including, INTER ALIA, contractual liability and passenger liability coverage) for major international passenger air carriers in the then current London or U.S. aviation insurance market.

        (B) HULL WAR RISKS INSURANCE. LESSEE will carry and maintain in effect with Approved Insurers, at its own expense, hull war risks and allied perils insurance on the Aircraft (which shall include, but not be limited to, a disappearance clause and coverage for hijacking, declared or undeclared war and insurrections, strikes, riots, commotion's or labor disturbances, malicious acts or acts of sabotage and unlawful seizure or wrongful exercise of control of the Aircraft in flight by a person on board such Aircraft acting without the consent of LESSEE) in an amount not less than the Agreed Value or such greater amounts as LESSOR may request from time to time (and for which LESSOR shall reimburse LESSEE for its cost of increased premium, if any, for such greater amounts of insurance) and covering those perils which, from time to time, are customarily covered by similar insurance maintained by major international passenger air carriers insuring in the London or U.S. Aviation insurance market.

        (C) ALL RISKS HULL INSURANCE. LESSEE, at its own expense, will maintain in effect with Approved Insurers all risks ground and flight aircraft hull insurance covering such Aircraft, and fire, transit, spares and extended all risks coverage insurance with respect to Engines and Parts while not installed on such Aircraft or an aircraft, which in each case is of the type maintained by major international passenger air carriers similarly situated to LESSEE and operating similar aircraft and engines which comprise LESSEE's fleet. At all times while the Aircraft is subject to this Lease, such insurance shall be for an amount not less than the Agreed Value or such greater amounts as LESSOR may request from time to time (and for which LESSOR shall reimburse LESSEE, at its own cost of increased premium, if any, for such greater amounts of insurance).

            Notwithstanding anything above, each and every policy of insurance obtained and maintained pursuant to Subsection (B) and this Subsection (C), and each and every policy obtained in substitution or replacement for any such policies, (i) shall designate LESSOR as owner of the Aircraft covered thereby, and shall designate LESSOR, or its assigns, as loss payee, as their respective interests may appear (but without imposing upon LESSOR or its assigns, any obligation imposed upon the insured, including, without limitation, the liability to pay any premiums for any such policies, but LESSOR and/or its assigns shall have the right to pay such premiums if they shall so elect), (ii) shall expressly provide that, in respect of the interests of LESSOR or its assigns in such policies, the insurance shall not be invalidated by any action or inaction of LESSEE and shall insure LESSOR or its assigns, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by LESSEE, (iii) shall provide that if such insurance is canceled for any reason whatsoever, or is adversely changed in any way with respect to the interest of the LESSOR or its assigns, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation change or lapse shall not be effective as to LESSOR or its assigns, for thirty (30) days (seven (7) days or such shorter period as may be customary in the case of any war risks or allied perils coverage) after issuance to LESSOR of written notice by such insurer or insurers of such prospective cancellation, change or lapse, (iv) shall provide coverage on a worldwide basis, subject to such territorial exclusions as may be usual and customary in the worldwide airline insurance industry for airlines similarly situated with LESSEE, (v) shall provide that, as against the LESSOR or its assigns, the insurer shall waive any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, and waives any right of subrogation it may have against LESSOR or its assigns but only to the same extent that LESSEE has waived its right of recovery against LESSOR or its assigns under the Lease Documents, (vi) shall provide that in the event of any damage or loss which is an Event of Loss hereunder and which results in a payment, such payment shall be payable solely and directly to LESSOR, for the account of all interests,
(vii) shall provide that in the event of any damage or loss which is not an Event of Loss hereunder and which results in a payment for any one occurrence in excess of $500,000.00, such payment shall be payable directly to LESSOR,
(viii) shall provide that payments for any one occurrence not in excess of $500,000.00 shall be payable directly to LESSEE provided there exists no Default or Event of Default by LESSEE, and (ix) shall provide for a 50/50 claims funding arrangement between the all risks hull and war risks underwriters.

            LESSEE shall have the right to carry insurance in excess of the amounts required hereunder and the proceeds of such excess insurance shall be payable to LESSEE. Similarly, LESSOR shall have the right to carry additional and separate insurance for its own benefit at its own expense, without, however, thereby limiting LESSEE's obligations under this Section 13.

            LESSEE shall at all times maintain a deductible amount in its all risks hull and war risks insurance policies which is no more than Five Hundred Thousand (US$500,000.00) Dollars.

        (D) APPLICATION OF INSURANCE PROCEEDS NOT IN EXCESS OF $500,000.00. LESSEE shall be entitled to receive any insurance proceeds not in excess of Five Hundred Thousand ($500,000.00) Dollars as soon as such funds are paid by the insurance company and shall promptly receive such additional insurance proceeds, if any, upon presentation to LESSOR of a vendor's or LESSEE's invoice, provided that repair work is in progress, replacement parts are ordered, or such work is complete. All insurance proceeds received by LESSEE pursuant to this Subsection 13(D) shall be used by the LESSEE exclusively for the repair of any damage to the Aircraft or Engines on account of which the insurance proceeds were paid. Any amount referred to in this Subsection 13(D) which is payable to LESSEE shall not be paid to LESSEE if, at the time of such payment, any Default or Event of Default shall have occurred and be continuing or if the amount of the insurance proceeds payable is less than the estimated total cost of the repairs and LESSEE does not deliver evidence to LESSOR that such additional amount needed to pay the estimated total cost of repairs has been paid, but shall be held by LESSOR as security for the obligations of LESSEE under this Lease and such amount shall be paid to LESSEE at such time as there shall not be continuing any such Default or Event of Default.

        (E) APPLICATION IN DEFAULT. Any insurance proceeds referred to in this Lease which are otherwise payable to LESSEE, or if it has been previously paid to LESSEE and not yet applied by LESSEE as permitted or required hereunder, shall be delivered from LESSEE to LESSOR if, at the time of such payment, a Default or an Event of Default shall have occurred and be continuing. In such case, all such amounts shall be paid to and held by LESSOR as security for the obligations of LESSEE hereunder.

        (F) CERTIFICATES. Not less than three (3) Business Days prior to the Effective Date, and thereafter on each renewal by the LESSEE of the insurance required hereby, LESSEE will furnish to LESSOR a certificate executed and delivered by an Approved Insurer, appointed by LESSEE, describing in reasonable detail, and in accordance with customary practice, insurance carried on the Aircraft and certifying that the insurance then maintained on the Aircraft complies with the terms of this Lease. LESSEE will cause such Approved Insurer, identified to and reasonably acceptable to LESSOR, to agree to hold all insurance contracts and slips for the benefit of LESSOR and to advise LESSOR in writing at least thirty (30) days (seven (7) days in the case of any war risk and allied perils coverage) prior to the non-renewal, termination, or cancellation for any reason (including, without limitation, failure to pay premiums therefor) of any such insurance.

            In the event LESSEE shall fail to maintain insurance as herein provided, LESSOR may at its option provide such insurance and, in such event, LESSEE shall, upon demand, reimburse LESSOR, as Supplemental Rent for the cost thereof.

        (G) CHANGES IN INDUSTRY PRACTICE. If there shall be a fundamental change in the generally accepted industry-wide practice with respect to the insurance of aircraft (whether relating to all or any of the types of insurance required to be effected pursuant to the terms of this Section 13) and, as a consequence thereof, LESSOR shall be of the reasonable opinion that the insurance required pursuant to the provisions of this Section 13 shall be insufficient to protect the interests of LESSOR, the insurance requirements set forth in this Section 13 shall be varied as may be mutually agreed so as to include such additional or varied requirements to be effected pursuant to the terms of this Section 13, and as so varied, shall provide the same protection to LESSOR as it would have done had such change in generally accepted industry-wide practice not occurred. If any such change in generally accepted industry-wide practice would enable LESSEE, but for the requirements in this
Section 13, to reduce its expenditures in relation to all or any of the types of insurance required to be effected pursuant to the terms of this Section 13 without, in the reasonable opinion of LESSOR, prejudicing the interest of LESSOR, the insurance requirements in this Section 13 shall be amended to take account of such change in generally accepted industry-wide practice to the extent required to enable LESSEE to reduce such expenditures, provided, however, that in no event shall such public liability insurance coverage set forth in Section 14 be less than Three Hundred Fifty Million (US$350,000,000) Dollars.

                                 SECTION 14

                               INDEMNIFICATION

        (A) LESSEE agrees to indemnify, reimburse, defend, protect, save and hold harmless the Indemnitees from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any costs and expenses in connection herewith, including, but not limited to, attorney's fees and expenses (any and all of which are hereafter referred to as "Claims") which in any way may result from, pertain to, or arise in any manner out of, or are in any manner related to the Aircraft or this Lease, arising out of events occurring on or subsequent to the Effective Date through and including the date this Lease terminates and all obligations of LESSEE have been fully and satisfactorily performed, or the breach of any representation, warranty or covenant made by LESSEE hereunder, including, but not limited to,
(i) the condition, ownership, manufacture, delivery, non-delivery, lease, acceptance, rejection, possession, return, disposition, use, or operation of the Aircraft either in the air or on the ground; or (ii) any defect in the Aircraft arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of such Aircraft, regardless of when such defect shall be discovered (including, but not limited to, infringement of patent or other right or latent and other defects whether or not discoverable by LESSEE or LESSOR), whether or not such Aircraft is at the time in the possession of LESSEE, and regardless of where such Aircraft may then be located; or (iii) this Lease or any other transaction, approval, or document contemplated hereby or given or entered into in connection herewith; provided, however, that LESSEE shall be subrogated to all rights and remedies which LESSOR may have against the Manufacturer or Engine Manufacturer.

            LESSEE hereby waives and releases any claim now or hereafter existing against any Indemnitee, on account of any Claims for or on account of or arising or in any way connected with injury to or death of personnel of LESSEE or loss or damage to property of LESSEE or the loss of use of any property which may result from or arise in any manner out of or in relation to the leasing, condition, use, or operation of the Aircraft, either in the air or on the ground during the Base Term hereof, or which may be caused during such Base Term by any defect in such Aircraft from any material or any article used therein or from the design or testing thereof, or use thereof or from any maintenance, service, repair, overhaul, or testing of such Aircraft regardless of when such defect may be discovered, whether or not such Aircraft is at the time in the possession of LESSEE, and regardless of the location of such Aircraft at any such time.

            Without limitation upon LESSEE's liability under this Section 14, LESSEE hereby agrees to indemnify, reimburse, defend, protect, save and hold each Indemnitee harmless from any Claims in any manner imposed upon or accruing against each Indemnitee because of the manufacture of the Aircraft, any originally manufactured design or design incorporated prior to the operation of the Aircraft by LESSEE, any change or alteration of design by LESSEE, or material therein or relating thereto, because of infringement of patent or any other right. With respect to any claim for infringement of patent or any other right which is alleged to have occurred prior to LESSEE leasing the Aircraft, LESSEE's indemnification obligation with respect to such claims shall be limited to claims that are asserted during the Base Term of this Lease or any extension thereof. The foregoing limitation shall not apply to claims for infringement of patent or any other right which is alleged to have occurred at any time during the Base Term or any extension thereof regardless of when such claims are asserted.

       LESSEE hereby agrees, and shall have the right, to assume and conduct, promptly and diligently, at its sole cost and expense, the entire defense of any Indemnitee against any such Claims, and any claim, suit, or action for which any Indemnitee is required to assume liability.

            LESSOR agrees to give LESSEE prompt notice of any Claim hereunder following LESSOR's actual knowledge of such Claim. The failure of LESSOR to give the notice required by this Section 14 of any Claim shall not constitute a release by LESSOR or the Indemnitees of any obligations of LESSEE to any Indemnitees in respect of any such Claim, unless LESSEE is materially adversely affected solely by such failure of LESSOR to give such notice. No settlement of any Claim by an Indemnitee may be made without the consent of LESSEE, which consent or withholding of consent shall be promptly noticed to LESSOR and the Indemnitee seeking indemnification. LESSEE may only withhold consent to a proposed settlement of a Claim if LESSEE posts a bond issued by a reputable bonding or insurance company reasonably satisfactory to LESSOR, in an amount not less than the full amount of the Claim together with interest and penalties, if any, thereon.

            The indemnifications contained in this Section 14 shall continue in full force and effect notwithstanding any expiration or other termination of this Lease and are expressly made for the benefit of and shall be enforceable by each Indemnitee and their respective successors and assigns.

        (B) EXCEPTIONS. In no event shall the indemnity provided for in Section 14(A) extend to any Claim or disbursement of any Indemnitee resulting from, pertaining to or arising in any manner out of, or in any manner relating to, the gross negligence or willful misconduct of any Indemnitee.

                                 SECTION 15

                                   LIENS

       LESSEE shall not directly or indirectly create, incur, assume, or suffer to exist any Lien on or with respect to the

Aircraft, title thereto, any interest therein, this Lease or any interest therein, except Permitted Liens. LESSEE shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien (except for Permitted Liens) directly or indirectly created, incurred, assumed or suffered to exist by LESSEE if the same shall arise at any time with respect to the Aircraft, title thereto, any interest therein, this Lease or any interest therein.

                                   SECTION 16

                   PERFECTION OF TITLE AND FURTHER ASSURANCES

        (A) Except through the action or inaction of LESSOR after due notice and request having been made upon it, if, at any time, any filing or recording is reasonably necessary to protect the interest of LESSOR, LESSEE shall, at its own cost and expense, cause this Lease, any assignment of this Lease, any security agreement with respect to the Aircraft, financing statements with respect thereto, and any and all additional instruments which shall be executed pursuant to the terms hereof, so far as permitted by applicable Law, to be kept, filed and recorded and to be re-executed, re-filed and re-recorded at all times in the appropriate office pursuant or in relation to any Laws of any Governmental Entity, as LESSOR may request, to perfect, protect, and/or preserve the rights and interests of LESSOR hereunder and in the Aircraft, and LESSEE shall furnish to LESSOR evidence satisfactory to LESSOR of each such filing, re-filing, recordation and re-recordation.

        (B) Without limiting the foregoing, LESSEE shall do or cause to be done, at LESSEE's cost and expense, any and all acts and things which may be required under the terms of the Convention on the International Recognition of Rights in Aircraft ("Mortgage convention") to perfect and preserve the title of LESSOR to the Aircraft (assuming, that with respect to the U.S. registration of the. Aircraft, LESSOR meets the citizenship requirements for such registration) within the jurisdiction of any signatory which has ratified the Mortgage Convention, as LESSOR may reasonably request. LESSEE shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any other Law involving any jurisdictions in which LESSEE will operate, or any and all acts and things which LESSOR may reasonably request to perfect and preserve LESSOR's ownership rights regarding the Aircraft within any such jurisdiction.

        (C) LESSEE will not suffer any matter or thing whatsoever whereby the LESSOR's title in and to the Aircraft may be impaired.

                                   SECTION 17

                       RETURN OF AIRCRAFT AND RECORDS

        (A) RETURN. On the Expiration Date, or pursuant to Section 19 hereof (such date or event being hereinafter referred to as a "Return Occasion"), LESSEE, at its own expense, on or prior to the Return Occasion, shall return such Aircraft to LESSOR at the Return Location or such other location as may be mutually agreed upon by LESSOR and LESSEE, fully equipped as delivered or modified as provided hereunder with all required Engines installed thereon.

        (B) RECORDS. Upon a Return Occasion applicable to the Aircraft, LESSEE, at its own expense, shall deliver to LESSOR all Aircraft Documents listed in Exhibit "B", as updated, amended or supplemented along with such other records and documents in such form as are necessary to qualify the Aircraft for the issuance, at LESSOR's election, of an Export Certificate of Airworthiness issued by the Air Authority or the issuance by the FAA of an FAA Standard Airworthiness Certificate so as to permit operation of the Aircraft under the Act and FAR Part 121. Such records and manuals shall be current and shall constitute an accurate representation of the condition of the Aircraft.

        (C) CONDITION OF AIRCRAFT. Upon a Return Occasion applicable to the Aircraft, LESSEE shall return the Aircraft to LESSOR in such condition so that the Aircraft shall: (1) comply with each and every return condition requirement set forth in Exhibit "H" hereto; (2) have accomplished all work necessary to obtain a valid Certificate of Airworthiness for Export or Standard Airworthiness Certificate (other than (i) having TCAS and windshear detection systems installed, (ii) complying with Stage III noise requirements, subject to the provisions of Section 8(C) of this Lease, and (iii) a fresh C check (however, the Aircraft shall be returned to LESSOR with a fresh B check)) as LESSOR shall elect, in each case issued by the FAA; and (3) shall be free and clear of all Liens, except LESSOR's Liens and Liens which may have existed prior to the Effective Date and were not created by or consented to by LESSEE.

        (D) FINAL INSPECTION. Upon or next preceding a Return Occasion with respect to the Aircraft hereunder, LESSEE shall make such Aircraft available to LESSOR not less than ten (10) days prior to the date of the Return Occasion for detailed inspection in order to verify that the condition of such Aircraft complies with the requirements set forth above (such inspection being hereinafter referred to as the "Final Inspection"). Such Final Inspection may be scheduled at an appropriate maintenance facility of the Authorized Maintenance Performer then performing maintenance of such Aircraft, pursuant to Subsection 7(D) hereof, and LESSEE shall give LESSOR not less than ten (10) days' prior written notice of the location and commencement date of such Final Inspection. The period allowed for the Final Inspection shall, if necessary, be extended so as to have such duration as to permit the performance of all of the following, each of which must occur during such period:

            (1) a B check performed in accordance with LESSEE's Maintenance Program;

            (2) the opening, in order to verify any aspect of the condition of any area of the Aircraft which would normally be accessible during the maintenance check being performed, or at LESSOR's request, the opening of any areas of the Aircraft if LESSOR reasonably believes, based on prior inspections or other evidence, that opening of such areas would reveal that the Aircraft does not completely comply with the requirements of this
        Section 17 and Exhibit "H"; and

            (3) No less than three (3) of LESSOR's representatives shall be permitted to attend each phase of activity required to be conducted during the Final Inspection. A Final Inspection shall commence on or before the date of a Return Occasion with respect to the Aircraft and shall continue on consecutive days until all activity required pursuant to the terms of Exhibit "H" and the above provisions have been concluded. To the extent that any portion of the Final Inspection extends beyond the date of a Return Occasion, the Base Term with respect to the Aircraft undergoing the Final Inspection shall be deemed to be automatically extended (but LESSEE shall have no right to operate the Aircraft during such time except in connection with any required re-delivery test flights), and the LESSEE shall be obligated to continue to insure the Aircraft, in accordance with the provisions of this Lease, and to pay Rent hereunder on a daily basis, calculated at a daily rate equal to 1/15 of the Basic Rent, until the Final Inspection shall have been concluded (provided, however, that LESSEE's shall have no obligation to pay Basic Rent beyond the originally scheduled Expiration Date if the Final Inspection is not completed on or before the Expiration Date due to LESSOR's failure to timely appear for such inspection unless such failure is caused by LESSEE denying access to the Aircraft and/or Aircraft documents at a time when same were to be made available to LESSOR or if LESSEE unreasonably interferes with such Final Inspection by LESSOR). All storage expenses attributable to any extension of the Base Term pursuant to the preceding sentence shall be payable by LESSEE.

        (E) AIRCRAFT DOCUMENTATION. In order to enable LESSOR to prepare for its Final Inspection of the Aircraft pursuant to Subsection 17(D) above, LESSEE agrees to make available at LESSEE's maintenance base to LESSOR, not later than ten (10) days prior to the commencement of such Final Inspection, the Aircraft Documents listed in Exhibit "B" hereto, together with such other documentation regarding the condition, use, maintenance, operation and history of the Aircraft as LESSOR may reasonably request.

        (F) LESSEE'S CORRECTION AND SUBSEQUENT CORRECTIONS. To the extent that the Aircraft, any Engine or any of the Aircraft Documents fails upon a Return Occasion to conform to any requirement imposed by Section 17 hereof and Exhibit "H", LESSOR may, at its option:

            (1) continue the Lease in effect in the manner provided for in Subsection 17(D)(3) above with regard to automatic extension with respect to such Aircraft until such time as the nonconforming items are corrected; or

            (2) request LESSEE to pay, and LESSEE shall pay to LESSOR, an amount equal to the amount required (labor and materials) by the then current Authorized Maintenance Performer or any other Person designated by LESSOR, as the case may be, to correct such nonconforming items. Any such amount payable by LESSEE to LESSOR for such correction shall become Supplemental Rent, payable by LESSEE within five (5) days following the submission of a written statement by LESSOR to LESSEE identifying the items corrected or to be corrected and setting forth the expense of such correction. LESSEE's obligation to pay such Supplemental Rent shall survive the passage of the early termination of the Base Term or other termination of this Lease. In addition to the foregoing, but subject to Sections A(ix) and (xi) of Exhibit "H", and under the same payment terms, LESSEE, with regard to any time-limited component installed on such Aircraft which does not satisfy the return condition requirements of this Section 17 and Exhibit "H" upon a Return Occasion, shall pay LESSOR, at the time of a Return Occasion, an amount equal to the amount which would be required to be paid to the Person selected by LESSOR for putting such item in such condition.

        (G) DISPUTE AS TO COMPLIANCE WITH RETURN CONDITIONS. Should there be any dispute as to whether the Aircraft meets the return conditions, the matter shall be resolved by an independent knowledgeable aviation maintenance expert reasonably acceptable to LESSOR and LESSEE.

                                   SECTION 18

                               EVENTS OF DEFAULT

        Each of the following events shall constitute a Default and after the applicable grace, notice or cure period, if any, an Event of Default:

        (A) LESSEE shall fail to make any payment of Rent when due under this Lease and such payment shall remain unpaid for a period of three (3) days from the due date;

        (B) LESSEE shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Section 13 hereof or shall operate the Aircraft or permit the Aircraft to be operated in violation of any insurance policy required to be provided pursuant to Section 13 hereof;

        (C) Except as otherwise expressly provided in this Section 18 and Subsection 18(B) above, for which no notice is required, LESSEE shall fail to perform or observe any covenant, condition or agreement to be performed or observed by LESSEE under the Lease and such failure shall continue for a period of thirty (30) days after written notice thereof from LESSOR to LESSEE;

        (D) Any representation or warranty made by LESSEE herein, or in any notice, certificate or other document furnished by or on behalf of LESSEE herein to LESSOR or its assigns, shall prove to have been incorrect in any material respect when made;

        (E) LESSEE or Airgroup shall consent to the appointment of a receiver, trustee or liquidator for itself or for a substantial part of its property, or LESSEE or Airgroup shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or LESSEE or Airgroup shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any Laws dealing with bankruptcy, insolvency, moratorium or creditors' rights generally (any or all of which are hereinafter referred to as "Bankruptcy Laws"), or an answer admitting the material allegations of a petition filed against LESSEE or Airgroup, in any such proceeding, or LESSEE or Airgroup, shall by voluntary petition, answer or consent to or seek relief under the provisions of any Bankruptcy Laws;

        (F) An order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of LESSEE or Airgroup, as the case may be, a receiver, trustee or liquidator for LESSEE or Airgroup or any substantial part of its property, or any substantial part of the property of LESSEE or Airgroup shall be sequestered, and any such order, judgment, decree or appointment, or sequestration, shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof;

        (G) A petition against LESSEE or Airgroup in a proceeding under the Bankruptcy Laws of any Governmental Entity shall be filed and shall not be withdrawn or dismissed within sixty (60) days thereafter, or if, under the provisions of any Bankruptcy Laws which may apply to LESSEE or Airgroup, any court of competent jurisdiction shall assume jurisdiction, custody or Control of LESSEE or Airgroup, or of any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days;

        (H) LESSEE or Airgroup shall be dissolved or liquidated, terminate its existence or suspend its operations, shall lose any right, privilege or franchise necessary to maintain its corporate existence, or shall dispose of all or substantially all of its properties to any Person;

        (I) LESSEE shall make or permit any assignment or transfer of this Lease or of possession of the Aircraft other than as permitted hereunder;

        (J) Any license, permit, certificate, authorization, consent, approval, notification, registration or filing now or hereafter necessary to enable
LESSEE to perform or comply with its
obligations under the Lease shall fail to be timely issued, granted or made, or shall expire or lapse and shall not be forthwith renewed or extended or shall be revoked, withdrawn, withheld or adversely modified, or shall cease to be in full force and effect;

        (K) All or a substantial part of the properties of LESSEE or Airgroup shall be condemned, seized or otherwise appropriated for custody or control, or such property shall be assumed by any Governmental Entity or any court or other Person purporting to act under the authority of any Governmental Entity, or LESSEE or Airgroup shall be prevented from exercising normal control over all or a substantial part of its properties and the events as set forth in this Subsection 18(K) are not remedied within sixty (60) days after they occur;

        (L) LESSEE shall fail to pay when due any obligation for the payment of money in excess of Four Hundred Thousand (US$400,000) Dollars under any agreement to which LESSEE is a party where such failure would constitute an event of default thereunder or permit the party to whom such payment was owed (hereinafter referred to as a "Creditor") to exercise remedies under such agreement as a result of such non-payment; provided, however, that the foregoing shall only constitute a Default and not an Event of Default hereunder for the period of time that the Creditor states in a letter, addressed to and delivered to LESSOR, that it irrevocably agrees for such period of time to forebear from the exercise of remedies or the taking of other action against LESSEE (the "Forbearance Period") as a result of such non-payment of money. Upon the expiration of the Forbearance Period, unless such period has been extended by the Creditor(but in no event may the Forbearance Period, in the aggregate, be greater than sixty (60) days from the original due date for such payment), unless LESSEE has delivered to LESSOR written confirmation from the Creditor that it has been paid in full or has otherwise waived its claim against LESSEE or has otherwise settled with LESSEE, the Default set forth in this subsection (L) shall automatically and without any further action on the part of LESSOR be deemed to constitute an Event of Default hereunder;

        (M) LESSEE shall voluntarily suspend all or substantially all of its commercial revenue passenger operations, or the franchises, concessions, permits, licenses, rights or privileges required for the conduct of the commercial revenue passenger operations of LESSEE shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result the principal business activity of LESSEE shall cease to be that of commercial revenue passenger airline;

        (N) If for any reason or at any time Airgroup owns less than seventy percent (70%) of the outstanding voting stock of LESSEE; or

        (O) An "Event of Default" shall occur and be continuing under any other lease agreement entered into between LESSOR (or any affiliated or related entity to LESSOR) and LESSEE.

                                   SECTION 19

                                    REMEDIES

        Upon the occurrence of any Event of Default, and at any time thereafter so long as the same shall be continuing, LESSOR may, at its option, declare this Lease to be in default, and at any time thereafter, so long as LESSEE shall not have remedied any outstanding Event of Default, LESSOR may exercise one or more of the following remedies with respect to the Aircraft as LESSOR, in its sole discretion, shall elect, to the extent available and permitted by, and subject to compliance with, any mandatory requirements of applicable Law then in effect; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default specified in paragraphs (E),(F),(G) or (H) of Section 18, LESSOR shall be entitled automatically, as of the day prior to such occurrence, to exercise any of the following remedies without declaring this Lease to be in default or making demand or giving notice or the taking of any other action:

        (A) Demand that LESSEE, and LESSEE shall, upon the written demand of LESSOR, at LESSEE's expense, return the Aircraft and Aircraft Documents promptly to LESSOR in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 17 and Exhibit "H" hereof; or LESSOR, at its option and to the extent permitted by applicable Law, may enter upon the premises where all or any part of the Aircraft and Aircraft Documents are located and take immediate possession of and remove the same, by summary proceedings or otherwise, all without liability accruing to LESSOR for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

        (B) Sell the Aircraft at public or private sale, as LESSOR may determine, or otherwise dispose of, hold, use, operate, lease to others, or keep idle the Aircraft, as LESSOR, in its sole discretion, may determine, all free and clear of any rights of LESSEE and without any duty to account to LESSEE with respect to such action or inaction, or for any proceeds with respect thereto;

        (C) Demand (whether or not LESSOR, pursuant to Subsection 19(B) hereof, may have sold the Aircraft) that LESSEE pay LESSOR, and LESSEE shall upon such demand pay to LESSOR, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Rent for such Aircraft due after such payment occurs), any accrued and unpaid Rent for such Aircraft due up to the time LESSOR demands such payment, plus the amount by which the fair market value of such Aircraft (assuming the condition of the Aircraft and the Aircraft Documents fully and satisfactorily meets all of the return conditions set forth herein and on Exhibit "H") exceeds the net cash proceeds of any sale of such Aircraft, together with interest at the Overdue Rate on such fair market value or portion thereof and such unpaid Rent from the date of LESSOR's demand to the date such payment is made;

        (D) Proceed by appropriate court action or actions, either at Law or in equity, to enforce performance by LESSEE of the applicable obligations and covenants of LESSEE under this Lease and to recover damages for the breach thereof, or to rescind this Lease as to the Aircraft;

        (E) Terminate this Lease or any of LESSEE's rights hereunder by written notice, and repossess the Aircraft and Aircraft Documents, provided such termination shall not release LESSEE from its financial obligations hereunder or any other obligations hereunder which can be satisfied by the payment of money (including the payment of money for the performance of services); or

        (F) Exercise any and all other rights and remedies provided for under applicable law whether or not such rights and remedies are specifically enumerated herein.

            Further, should the LESSEE fail to return the Aircraft and Aircraft Documents upon termination of the Lease for any reason whatsoever except due to an Event of Loss and as set forth in Subsection 17(F), without prejudice to LESSOR's rights hereunder to demand return of the Aircraft in the condition required by this Section, LESSEE shall continue to pay Rent to LESSOR for each day the Aircraft remains in LESSEE's possession at the rate of 1/15 of the monthly Basic Rent then in effect.

            In addition, LESSEE shall be liable for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for all attorneys' fees, legal expenses and other costs and expenses incurred by LESSOR, or its respective agents by reason of the occurrence of any Event of Default or the exercise of LESSOR's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Aircraft, in accordance with the terms of Section 17 and Exhibit "H" hereof, or with placing such Aircraft in such condition.

            Except as otherwise expressly provided above, no remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to LESSOR under any applicable Law, and the exercise or commencement of exercising by LESSOR of any one or more of such remedies shall not preclude the simultaneous or later exercise by LESSOR of any or all such other remedies. No express or implied waiver by LESSOR of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. LESSEE hereby agrees that, except as provided in this
Section 19, any financing profit or savings accruing to LESSOR by virtue of LESSEE's default and LESSOR's subsequent sale, re-letting, or award shall in no way reduce, offset or mitigate the damages for which LESSEE is liable hereunder.

            To facilitate LESSOR in the termination of this Lease and the exercise of its remedies upon the occurrence and continuation of an Event of Default, LESSEE hereby appoints LESSOR as LESSEE's irrevocable agent and attorney-in-fact, pursuant to the Power of Attorney attached hereto as Exhibit "E", to execute all documents deemed necessary to release, terminate and void LESSEE's interest in the Aircraft leased hereunder and to otherwise enable and/or assist LESSOR in the exercise of its remedies hereunder, and to file said documents for recordation with the FAA and any other appropriate Governmental Entity following the occurrence of an Event of Default, where LESSOR, at its sole discretion, may deem use of such Power of Attorney necessary to effect any remedy which LESSOR chooses to exercise.

                                   SECTION 20

                                   ALIENATION

        (A) There shall be no restriction upon LESSOR's right to assign, sell, transfer, pledge, hypothecate or encumber any interest of LESSOR (hereinafter referred to generally as "Alienation") to any other Person in the Aircraft, this Lease and/or the proceeds thereof and hereof, subject to rights of the LESSEE under the provisions of this Lease and provided that any such assignment, sale, transfer, pledge, hypothecation or encumbrance does not have a material adverse affect on LESSEE's obligations hereunder or adversely affect the registration of the Aircraft or the quiet enjoyment of the LESSEE therein pursuant to this Lease. To effect or facilitate any such assignment, sale, transfer, pledge, hypothecation or encumbrance, LESSEE agrees to provide LESSOR or LESSOR's designee or assignee with such agreements, consents, conveyances or documents as may be reasonably requested by LESSOR. The agreements, representations, warranties, covenants, obligations and liabilities contained herein, including, but not limited to, all obligations to pay Rent and indemnify LESSOR, are made for the benefit of LESSOR, any security assignee of LESSOR and their respective successors and assigns, notwithstanding the possibility that any such Person was not originally a party to this Lease or may, at the time such enforcement is sought, not be a party to this Lease.

        (B) In the case of any Alienation or assignment by LESSOR pursuant to the provisions of Section 20, LESSEE shall execute and deliver to LESSOR promptly upon request of LESSOR, any consents or agreements required for the perfection of such assignment provided that such consent or other documents does not affect LESSEE's rights under Subsection 21(G) below.

                                   SECTION 21

                                 MISCELLANEOUS

        (A) SEVERABILITY, AMENDMENT AND CONSTRUCTION. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Lease may be changed, waived, discharged, or terminated orally, but only by an instrument in writing expressed to be a supplement to this Lease, signed by an officer of the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease for the Base Term of the Lease, and nothing herein shall be construed as conveying to LESSEE any right, title or interest in the Aircraft, the Airframe, any Engine or Part except as a LESSEE only, for such Base Term. The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Unless the context otherwise requires, all references in this Lease to designated Sections or other subdivisions hereof are to such designated Sections or subdivisions; and the words "herein", "hereof", "hereto", "hereunder", and other words of similar import refer to this instrument as a whole and not to any particular Section or subdivision. In construing any provision of this Lease, no account shall be taken as to the party who drafted same and no presumption shall arise or result therefrom.

        (B) GOVERNING LAW. This Lease shall in all respects be governed by, and construed in accordance with, the Laws of the State of Hawaii with respect to contracts made and to be entirely performed in such State by residents thereof.

        (C) ARBITRATION. Any controversy or claim between LESSOR and LESSEE, arising out of or relating to this Lease shall, at the request of either LESSOR or LESSEE, be decided by binding arbitration conducted in the State of Hawaii without a judge or jury, under the auspices of the American Arbitration Association or Dispute Prevention and Resolution, Inc. in accordance with Chapter 658 of the Hawaii Revised Statutes and the respective and applicable rules of the aforementioned organizations. The arbitrator will apply any applicable statute of limitations and will determine any controversy concerning whether an issue is arbitrable. Judgments upon the arbitration award may be entered in any court having jurisdiction. The prevailing (winning) party will be entitled to recover its reasonable attorney's fees and costs as determined by the arbitrator. This agreement to arbitrate shall not limit or restrict the right, if any, of any party to exercise before, during or following any arbitration proceeding, with respect to any claim or controversy, self help remedies such as setoff, to foreclose a mortgage or lien or other security interest in any real or personal property collateral judicially or by power of sale, or to obtain provisional or ancillary remedies such as injunctive relief from a court having jurisdiction. Either party may seek those remedies without waiving the right to submit the controversy or claim in question to arbitration.

        (D) NOTICE. Except as otherwise specified herein, all notices, requests, demands, consents or other communications to, upon or by the respective parties hereto shall be in the English language and in writing, sent by international recognized express courier or telefax, and shall be deemed to have been duly given or made when received by the party if sent by telefax or when received by the party, if sent by express courier, addressed to the party to which such notice, request, demand or other communication is required or permitted to be given or made hereunder, at the LESSEE'S Address or LESSOR'S Address, as the case may be, or at such other address of which such Person shall have notified in writing the party giving such notice.

        (E) LESSOR'S RIGHT TO PERFORM FOR LESSEE. If LESSEE fails to make any payment of Supplemental Rent or fails to perform or comply with any covenant, agreement or obligation contained herein, LESSOR shall have the right, but not the obligation, to make such payment or perform or comply with such agreement, covenant or obligation, and the amount of such payment and the amount of the reasonable expenses of LESSOR incurred in connection with such payment or the performance thereof or compliance therewith, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by LESSEE upon demand. The taking of any such action by LESSOR pursuant to this Subsection 21(E) shall not constitute a waiver or release of any obligation of LESSEE under the Lease, nor a waiver of any Default or Event of Default which may arise out of LESSEE's nonperformance of such obligation, nor an election or waiver by LESSOR of any remedy or right available to LESSOR under or in relation to this Lease.

        (F) COUNTERPARTS. This Lease may be executed simultaneously in one or more counterparts, all of which together shall constitute one and the same Lease. To the extent that this Lease constitutes chattel paper in any jurisdiction, no security interest herein may be created through the transfer of possession of any counterpart other than the counterpart marked "Original." Other than the counterpart of this Lease marked "Original," all other original executed counterparts of this Lease shall be marked "Duplicate Original."

        (G) QUIET ENJOYMENT. LESSOR covenants that if, and as long as, no Event of Default hereunder has occurred and is continuing, LESSEE shall quietly enjoy the Aircraft without interference by LESSOR or by any Person claiming by, through or under LESSOR, or by any assignee of LESSOR, and neither LESSOR nor any Person claiming by, through or under LESSOR, or any assignee of LESSOR will, as long as no Event of Default hereunder has occurred and is continuing, take any action which adversely affects the registration of the Aircraft.

        (H) BROKERS. LESSOR and LESSEE each agree that there has been no third party as broker or finder involved in the introduction of LESSOR and LESSEE with respect to this Lease or the subject matter or negotiation hereof and each party hereby indemnifies and agrees to hold harmless the other party from liability for fees, commissions or other claims made upon such other party due to such claims arising through it.

        (I) STORAGE OF AIRCRAFT. Upon the expiration or termination of this Lease, provided that the final maintenance check prior to return is accomplished at LESSEE's Honolulu maintenance base or the return location is Honolulu, LESSEE shall provide storage facilities for the Aircraft at a location where LESSEE has storage facilities for a period not to exceed sixty (60) days (the "Storage Period"). During the Storage Period, LESSOR shall bear the risk of loss of the Aircraft and shall pay maintenance, insurance and other costs (except for the cost of the storage facilities provided by LESSEE) with respect to the Aircraft. Upon the expiration of the Storage Period, LESSEE shall cooperate with LESSOR by flying the Aircraft to the Return Location.

        (J) EXPENSES. Unless otherwise specifically provided for to the contrary, LESSOR and LESSEE shall each bear their own expenses in connection with this transaction, including, but not limited to the fees and expenses of counsel. Notwithstanding the foregoing, LESSOR and LESSEE shall each be responsible for one-half of the fees and expenses of FAA counsel.

                                   SECTION 22

                              SUBLEASE; ASSIGNMENT

        (A) LESSEE may sublease the Aircraft to any Air Carrier provided that
(i) such Air Carrier at the time of such subleasing is solvent and is not in receivership or subject to the jurisdiction of any bankruptcy court, (ii) that LESSOR has consented to such subleasing, such consent not to be unreasonably withheld, and (iii) that LESSOR's title in and to the Aircraft and this Lease remain fully perfected and protected and LESSOR receives satisfactory legal opinions with respect thereto. LESSEE shall be responsible for all reasonable costs and expenses incurred by LESSOR in connection with any subleasing of the Aircraft, including, but not limited to, the reasonable fees and expenses of counsel to LESSOR.

        (B) Any sublease consented to by LESSOR shall contain, among other things, the following terms and conditions:

            (1)  That such sublease is subject to and subordinate to this Lease;

            (2) The sublease shall not relieve the LESSEE of its obligations under this Lease and the LESSEE shall continue to be primarily liable hereunder;

            (3) The terms of such sublease shall be no less favorable to the lessor thereunder than the terms of this Lease; and

            (4) The rights of the lessor in any Sublease (including, but not limited to security deposits and maintenance reserves payable thereunder) shall be assigned to LESSOR.

        (C) All of LESSEE's obligations hereunder may be performed by any approved sublessee, provided however that the LESSEE shall not be released from its obligations hereunder.

        (D) Nothing set forth in this Section 22 shall constitute, or be deemed to constitute, a consent by LESSOR to the assignment by LESSEE, in whole or in part, of this Lease or the rights and obligations of LESSEE thereunder. Any assignment or purported assignment, in whole or in part of this Lease or the rights and obligations of LESSEE hereunder shall be null and void and of no force and effect unless the prior written consent of LESSOR to such assignment had been obtained.

                                   SECTION 23

                                 EXCUSABLE DELAY

        LESSOR or LESSEE shall not be responsible for, nor be deemed to be in default under this Lease on account of any delay in delivery of the Aircraft or commencement of this Lease due to any of the following causes:

            (a) acts of God; war, war-like operations, insurrections or riots; fires, floods, explosions, earthquakes or serious accidents; epidemics or quarantine restrictions; any act of government, governmental priorities, allocation regulations or orders affecting materials, facilities or completed aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; or inability after due and timely diligence to procure materials, accessories or equipment prior to delivery (including, without limitation, the Aircraft);

            (b) damage to the Aircraft which can reasonably be repaired, provided Lufthansa or its agent will promptly perform such repair work;

            (c) Lufthansa's delay in delivery of the Aircraft to LESSOR for whatever reason, including, but not limited to, delay caused by an aircraft manufacturer's failure to deliver a replacement aircraft on time; or

            (d) correction of discrepancies evidenced during the Delivery Check, ground inspection or demonstration flight of the Aircraft, provided Lufthansa is promptly and diligently correcting same.

        Should an excusable delay continue beyond November 26, 1996, LESSOR and LESSEE shall each have the right to terminate this Lease, without liability or further obligation to the other; provided, however, that any time after the sixtieth day if a rescheduled Delivery Date has been established and the Lease has not theretofore been terminated, neither LESSOR nor LESSEE shall have any right to terminate the Lease during the fifteen (15) day period preceding the rescheduled Delivery Date.

                                   SECTION 24

                                ENTIRE AGREEMENT

        This Lease (including all Exhibits hereto) embodies the entire agreement and understanding between LESSOR and LESSEE relating to the subject matter hereof and supersedes all prior agreements and understandings relating hereto and neither of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein. This Lease may not be changed and no right granted or obligation imposed hereunder may be waived orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

       IN WITNESS WHEREOF, LESSOR and LESSEE, each pursuant to due corporate authority, have caused this lease to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:                                LESSEE:

BANK OF HAWAII                         ALOHA AIRLINES, INC.


By:     /s/ Gabriel S. H. Lee          By:
    -------------------------------        ---------------------------------
         Gabriel S. H. Lee

Title:     Vice President              Title:
       ----------------------------           ------------------------------


                                       By:
                                            --------------------------------


                                       Title:
                                               -----------------------------

        IN WITNESS WHEREOF, LESSOR and LESSEE, each pursuant to due corporate authority, have caused this lease to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:                                LESSEE:

BANK OF HAWAII                         ALOHA AIRLINES, INC.


By:                                    By:           /s/ [Illegible]
    --------------------------------       ---------------------------------

                                                      VICE PRESIDENT
Title:                                 Title:     PLANNING & DEVELOPMENT
       -----------------------------          ------------------------------


                                       By:           /s/ [Illegible]
                                           ---------------------------------

                                              STAFF VICE PRESIDENT - FINANCE
                                       Title:          & CONTROLLER
                                              ------------------------------

                                 EXHIBIT "A"                      (Page 1 of 2)

                          AIRCRAFT SPECIFICATIONS

Model: Boeing 737-230                          Max. Taxi Wt. 120,000 lbs.
Serial No. 23155                               Max. Gross T.O. Wt. 119,500 lbs.
Line No.                                       Max. Landing Wt. 103,000 lbs.
Reg. No. N821AL                                Max. Zero Fuel Wt. 95,000 lbs.
Date of Mfgr. December, 1984
                                               Optrs. Empty Wt. 68,000 lbs.
                                               Payload 27,000 lbs.

                               AIRFRAME STATUS

Time as of                                         Maintenance Program
Total Hours
Total Cycles
Time Since Overhaul
Time Since Last C Ck                              "D" Check -
Time to Next Overhaul                             "C" Check -

                                ENGINE STATUS

Model #                       Serial #            REMAINING            Limiter
-------                       --------            ---------            -------
#1. Pratt & Whitney           687334              hrs/cyc
          JT8D-15
#2. Pratt & Whitney           708328              hrs/cyc
          JT8D-15
APU

                        LANDING GEAR - TIME REMAINING

R/H MLG                hrs                Nose Gear                hrs
L/H MLG                hrs                L/G TBO                  hrs

                          GENERAL DATA AND COMMENTS

Fuel Capacity/lbs      34,469 lbs       FAR Part 36 Status            Stg 3
                                        Interior Configuration        103YC
                                                                      4 Galleys
                                                                      3 Lavs
                                                                      1 Closet

                                 EXHIBIT "A"                      (Page 2 of 2)

                             AVIONICS INVENTORY

                                 EXHIBIT "B"                      (Page 1 of 2)

                           AIRCRAFT DOCUMENTATION

On the Effective Date, LESSOR shall deliver to LESSEE the Aircraft Documentation listed below. All reports and computer documentation produced by Lufthansa shall be certified by Lufthansa or Lufthansa Technik.

    A. The following manuals shall be delivered with the Aircraft. Each manual shall be current and include all temporary revisions. Each manual shall be in the English language.

         1.  FAA-Approved Airplane Flight Manual.

         2. Weight and Balance Control and Cargo Loading Manual and Supplements (load and trim sheet). Include last weigh paperwork and delivery equipment list with previous operator running W & B computation sheets.

         3. Operations Manual and Quick Reference Handbook. Including Cabin Safety/F/A Manual (PAX A/C).

         4.  Structural Repair Manual.

         5.  Aircraft/Engine/APU Maintenance Manual.

         6. Boeing Component Overhaul Manuals, including Galley Manuals (CMM, IPC, OHM).

        7. Aircraft/Engine/APU Illustrated Parts Catalog (I.P.C.) (Operator Customized)

        8. Wiring Diagram Manual including the following:

           a.  Equipment List.
           b.  Standard Practices (Chapter 20).
           c.  Charts and Graphs (Chapter 91).
           d.  Hook Up Charts.
           e.  Splice List.
           f.  Ground List.
           g.  Terminal List.

        9.  Engine and APU Overhaul Manuals.

        10. Current and revised Lufthansa Maintenance Schedule and (COSL) component, operating and storage limits manual.

    B. Airworthiness Directives Documentation: The following data will be provided on the Effective Date. LESSOR shall provide to LESSEE all records associated with A.D. compliance.

         1. A single, complete and current A.D. status list of the airframe, appliances, Engine and APU Airworthiness Directive applicable to the Aircraft, appliances, Engine and APU. This list shall be consistent with the preliminary AD status reports received during the initial inspection. The list shall be in English, typed, certified and signed by authorized quality assurance representative of Lufthansa.

         2. LESSOR will provide legible copies of the completion documentation that accomplish each AD, such documents shall be in English and in reasonably sufficient detail to show the method of compliance. If the AD is a repetitive inspection documentation, the last accomplishment is sufficient. If the original completion documents are not available, LESSOR shall provide at a minimum a copy of the job card or engineering order that accomplished the AD plus a certification letter signed by Lufthansa's airworthiness department stating that the AD in question was accomplished at a certain time and cycles, date and reference all pertinent support documentation (ie. engineering order, alternate means of compliance, etc.).

             However, any AD that was complied with by an alternate means of compliance must have all original documentation and necessary air authority approvals.

         3. Exemptions or deviations granted by the FAA (or equivalent) to Lufthansa on A.D. compliance, including copy of exemption request.

    C.  Engineering Documentation

         1. LESSOR shall provide a single, current list, in the English language (including the ADA list referenced in b. below) of engineering documentation covering the aircraft as listed below:

                  a. Service Bulletin status based on the Boeing provided summary of all Boeing service bulletins to the aircraft and consistent with the "reference only" status report provided during the initial inspection.

                  b. List of all Lufthansa initiated on-aircraft modifications consistent with the ADA list covering all Spec 100 ATA chapters. A current copy, in English, of all engineering orders listed on the ADA list shall be provided with appropriate certification stamp on the ADA list.

                  c.  Major repairs list.

                  d.  Supplemental Type Certificate list.

         2. Data package covering all non-manufacturer/non-FAA-approved repairs or alterations, including the submittal to the LBA for an approval, if applicable.

     D.  Additional Documentation

         1. Daily airframe time and cycle utilization report.

         2. Master Minimum Equipment List and Configuration Deviation List.

         3. Set of cockpit drawings (full scale preferably).

         4. Quarterly Reliability Reports for one (1) year.

         5. Location map of emergency equipment, with description.

         6. Interior configuration drawings.

         7. LBA Export Certificate of Airworthiness.

         8. Evidence of de-registration.

         9. Passenger/Cargo Equipment List (seats, galleys, lavs, entertainment, etc.).

         10. Complete paperwork for last "D" check overhaul and last "A", "B", and/or "C" check inspections.

         11. Compass card and F.D.R. calibration documentation.

         12. Copies of Aircraft registration and Certificate of Airworthiness.

         13. All Life records (Lufthansa - Lebenslaufkarte) for the assemblies and rotable parts installed during the last overhaul for each nose, left hand and right hand main landing gears.

     E.  Individual Aircraft and Engine Records:

         1. Letter of Declaration for each major aircraft/engine accident or major incident which shall include complete documentation reports, if any.

         2. Major structural damage reports, if any.

         3. Engine trend monitoring data (1 year minimum provided the engine was operated with Lufthansa) for each engine installed on the aircraft.

         4. Copies of logbook entries for the last twelve (12) months of operation (at delivery).

         5. List of open items, watch items, deferred items.

         6. Serviceable/Overhaul tags for all life limited parts, hard time components listed in the rotable components list. The LESSOR and LESSEE agree that all serviceable overhaul tags for OC (on condition)/CM (condition monitored) parts listed in the rotable components list for the last 12 months as at delivery shall be provided to LESSEE by LESSOR on a case by case basis (up to a maximum of one (1) year after aircraft delivery).

         7. Listing of Aircraft, Engine and APU components status by P/N - S/N - Description Position TBO - TSI - TSO - TSN, Total Time, next Due Time, including interpretation keys. (Rotable Component List).

         8. Engine and APU Logbooks or equivalent reports or documentation.

         9. Aircraft and Engine time status at delivery with Serial No. - total time/total cycles - and times of the last letter check inspection.

         10. Engine time report and engine on log which shall include ASB 6038 status for each engine.

         11. All Engine and APU records, for the last heavy maintenance shop visit including back to birth history for each engine life limited part. Exceptions will be acceptable for parts introduced to Lufthansa before 1993 when back to birth history records was not mandatory; however, LESSOR shall use its reasonable efforts to assist LESSEE in obtaining full traceability on these parts, if any.

         12. Manufacturer's delivery documents for Engines.

         13. Boeing Electrical Load Analysis documents and data.

         14. Last power plant test cell run documents for Engines and APU.

         15. Documents for boroscope inspection prior to delivery for current installation for engines (as stated in the Agreement).

         16. Letter certifying that at the time of delivery of the aircraft the aircraft is a non-SSID candidate aircraft.

         17. Operator's Corrosion Control Program. (see
Maintenance Schedule)

         18. Aircraft Readiness Log (manufacturer's).

         19. Copies of all applicable Master Changes
(M.C.) performed on each aircraft.

         20. LBA approvals, Lufthansa certification reports for major modifications, alterations and repairs which are not covered by manufacturers service bulletins. For minor modifications not covered by manufacturers service bulletins, Lufthansa shall provide the requested substantiation work. (i.e. certification reports to the extent required by the LBA).

        21. Fire blocking status for all seats, interior fabrics/materials, including burn test documentation and certification. In accordance with the LBA for all items introduced by Lufthansa.

        22. Current Aging Aircraft and CPCP Status Report.

        23. Current list outlining all waiver items/components not approvable by the FAA.

         24. Any historical records applicable to the aircraft, engines or APU that may be available at reasonable effort and within reasonable time.

        25. List detailing Lufthansa component shop history for all components on the rotable components list on a case by case basis (up to a maximum of one
(1) year after aircraft delivery).

                                 EXHIBIT "C"                       (Page 1 of 2)

                          CERTIFICATE OF ACCEPTANCE

        This Certificate of Acceptance is delivered on and as of the date set forth below by ALOHA AIRLINES, INC. (hereinafter referred to as "LESSEE") to BANK OF HAWAII, (hereinafter REFERRED to as "LESSOR") pursuant to that Aircraft Lease Agreement dated as of September _, 1996 between LESSOR and LESSEE (hereinafter referred to as the "Agreement"):

        A.  DETAILS OF ACCEPTANCE

            LESSEE hereby indicates and confirms to LESSOR, its successors
and assigns, that the LESSEE has at o'clock _.M., on this     day of
________, 1996, at __________, accepted the following in accordance with the provisions of the Agreement:

            1.  (a) Boeing Model: 737-230

                (b) Manufacturer's Serial No.: 23155

                (c) U.S. Registration Number: N821AL

               Manufacturer and     Manufacturer's     Hours         Cycles
Engine No.     Model Number         Serial Number      Remaining     Remaining
---------      ----------------     --------------     ---------     ---------
   (1)         Pratt & Whitney      687334
               JT8D-15
   (2)         Pratt & Whitney      708328
               JT8D-15

Each of the above-described Engines having 750 or more rated takeoff horsepower or the equivalent thereof.

AIRFRAME

          Total Time:          hrs.
          Total Cycles:        Cycles

          Time Remaining to "C" Check:        hrs.
          Time Remaining to "D" Check:        hrs.

                                 EXHIBIT "C"                      (Page 2 of 2)

    B.   CONFIRMATION OF UNDERTAKINGS

            LESSEE confirms that the above described Aircraft and Engines have been examined by its duly appointed and authorized representative(s), that such Aircraft and Engines conform to the information set forth above, that there have been fixed to the Aircraft the markings required by the Agreement (or that such markings shall be affixed to the Aircraft within fifteen (15) days of the date hereof). LESSEE confirms and acknowledges that the date set forth above constitutes the Effective Date, as such term is defined in the Agreement, and that LESSEE's execution and delivery of this Certificate represents LESSEE's acceptance of the above described Aircraft and Engines for all purposes of the Agreement.

        IN WITNESS WHEREOF, LESSEE has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s) or representative(s), pursuant to due corporate authority, all as of the date written in Section A above.

LESSEE: ALOHA AIRLINES, INC.

By: ___________________________________

Title: ________________________________

Date: _________________________________

                                 EXHIBIT "D"

                             LEASE SUPPLEMENT NO.

LEASE SUPPLEMENT NO.__, dated _______________, 1996, between ALOHA AIRLINES, INC., a Hawaiian corporation ("LESSEE") and BANK OF HAWAII ("LESSOR").

        LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of September ____ , 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof, for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered to the LESSEE in accordance with the terms thereof.

        *The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document.

        **The Lease Agreement relates to the Aircraft and engines described below, and a counterpart of the Lease Agreement, attached to and made a part of Lease Supplement No. 1 dated _______________ to the Lease Agreement, has been recorded by the FAA on _______________, 199_ as one document and assigned Conveyance No. __________.

        NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:




---------------
*This language for Lease Supplement No. 1

**This language for other Lease Supplements.

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, the following described Boeing Model 737-230ADV aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

          (i) One Boeing Model 737-230 Airframe, bearing U.S. registration number N_____; Manufacturer's serial no._____; and

          (ii) Two Pratt & Whitney Model JT8D-9A engines, bearing manufacturer's serial nos. _____ and _____, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. The Effective Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Base Term for the Delivered Aircraft shall commence on the Effective Date and shall end on _______________, 2004.

4. LESSEE hereby agrees to pay LESSOR Rent for the Delivered aircraft throughout the Base Term (and any extension thereof as provided in the Lease Agreement) in accordance with the terms of the Lease Agreement.

5. LESSEE hereby confirms to LESSOR that the Delivered Aircraft and each Engine installed thereon have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Delivered Aircraft and Engines are required to be in pursuant to the terms of the Lease Agreement.

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

        IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                       LESSOR

                                       BANK OF HAWAII

                                       By: ___________________________________

                                       Title: ________________________________

                                       By: ___________________________________

                                       Title: ________________________________




                                       LESSEE

                                       ALOHA AIRLINES, INC.

                                       By: ___________________________________

                                       Title: ________________________________

                                       By: ___________________________________

                                       Title: ________________________________

                                 EXHIBIT "E"

                     APPOINTMENT AS ATTORNEY-IN-FACT

        Pursuant to the terms of Subsection 19 of the Lease (as hereinafter defined), ALOHA AIRLINES, INC. ("LESSEE") hereby irrevocably appoints BANK OF HAWAII ("LESSOR") as its true and lawful attorney-in-fact, to act in all respects, do such acts and take such actions as LESSEE could do or authorize itself under the Lease with respect to the use, operation, maintenance, possession, registration, de-registration and lease termination of the Boeing 737-230ADV Aircraft, Serial Number _____, U.S. Registration No. N_____ (the "Aircraft"), which LESSOR has leased to LESSEE by Aircraft Lease Agreement dated as of September __, 1996 (the "Lease"). The appointment is made as part of and in consideration of the leasing of the Aircraft to LESSEE by LESSOR and shall remain in full force and effect until the earlier to occur of (i) the date on which all obligations of LESSEE under the Lease shall be fully discharged or satisfied, or (ii) __________, 2007.

Executed this _____ day of September, 1996.

                                       ALOHA AIRLINES, INC.

                                       By: ___________________________________

                                       Title: ________________________________

                                       By: ___________________________________

                                       Title: ________________________________

                                       Attested by:

                                       _______________________________________
(PLACE CORPORATE                       Secretary
SEAL HERE)

STATE OF                         )
                                 ) ss.:
COUNTY OF                        )

On the _____ day of _______________, 199__, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________; that he is the ____________________ of ________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.




                                       _______________________________________
                                       Notary Public

[Seal]

                                 EXHIBIT "F"

On the Effective Date for the Aircraft, LESSOR shall deliver and LESSEE shall accept the Aircraft in an "as is, where is and with all faults" condition other than the following conditions to which the Aircraft shall conform:

             (i) be clean to the standards of Lufthansa;

             (ii) be in a condition permitting commercial revenue service under the applicable operating regulations of the German Airworthiness Authority ("LBA");

             (iii) comply with all airworthiness directives issued by the LBA and FAA prior to the Effective Date of the Aircraft which requires compliance on or before the Effective Date;

             (iv) have a valid airworthiness certificate for export, certifying compliance with the airworthiness requirements of the Federal Republic of Germany, issued by the LBA prior to the delivery of the Aircraft;

             (v) be in a normal operating condition with all the Aircraft equipment, components and systems functioning in accordance with their intended use;

             (vi) be in a configuration as normally flown by Lufthansa in scheduled airline revenue service with regard to the fixed installed equipment;

             (vii) except for minor items such as emergency equipment, loose equipment, electrical and electronic equipment, LESSOR will use its reasonable efforts to deliver the Aircraft equipment without Lufthansa's special markings;

             (viii) have accomplished all maintenance items except items permitted to be deferred in accordance with Lufthansa's procedure for deferred items until the next IL2 or D2 check;

             (ix) neutral livery with all of Lufthansa's special exterior markings removed or painted over;

             (x) have installed two Pratt & Whitney JT8D-15 engines. LESSOR shall deliver each engine with not less than 2,500 engine cycles of remaining life until the next scheduled engine removal. Each Engine to be delivered hereunder shall be subject to LESSEE's reasonable approval;

             (xi) have undergone a borescope inspection on the engines (at LESSEE's sole cost and expense). In the event the borescope inspection indicates a discrepancy that is outside the limits set under the manufacturer's maintenance manual for the engine, same shall be corrected at LESSOR's cost and expense or

LESSOR may provide a substitute engine which shall meet the delivery conditions for an engine set forth herein;

             (xii) have undergone a power assurance run with LESSEE's representatives present to ensure performance of the engines based on the Pratt & Whitney maintenance manual;

             (xiii) have one (1) shipset of Nordam high gross weight hushkits installed;

             (xiv) have performed a demonstration flight of the airframe in accordance with Lufthansa's procedures with up to two representatives of LESSEE on board the Aircraft during such flight. Any discrepancies in the airframe found during such demonstration flight which are outside the limits set forth in Lufthansa's maintenance program found during such demonstration flight shall be corrected accordingly;

             (xv) be certified for a maximum taxi gross weight of 120,000lbs.;

             (xvi)   have    reconfigured    the   cockpit switches into the
Boeing standard;

             (xvii)  have installed an APU in serviceable condition;

             (xviii) have all gauges converted from the metric system to the imperial system; and

             (xix) except with respect to the engines, landing gear and APU, have installed hard time components with an average of fifty percent (50%) minimum time of remaining life as defined under Lufthansa's LBA approved maintenance program with no single component having less than three months of remaining life as defined under such program.

                                 EXHIBIT "G"

                            LEASE IDENTIFICATION

OWNER:           BANK OF HAWAII
LESSEE:          ALOHA AIRLINES, INC.

                                 EXHIBIT "H"

                              RETURN CONDITIONS

        A. The Aircraft will be redelivered in accordance with Section 17 of the Lease and shall be in the following condition:

             (i) be clean to the standards of major international airlines;

             (ii) be in a condition permitting commercial revenue service under the applicable operating regulations of the Federal Aviation Administration ("FAA");

             (iii) comply with all airworthiness directives issued by the FAA prior to the Return Occasion of the Aircraft which requires compliance on or before the originally scheduled Return Occasion;

             (iv) have a valid U.S. Standard Airworthiness Certificate or a valid Airworthiness Certificate for Export, as LESSOR shall elect, certifying compliance with the airworthiness requirements of the United States, issued by the FAA prior to the return of the Aircraft;

             (v) be in a normal operating condition with all the Aircraft equipment, components and systems functioning in accordance with their intended use;

             (vi) be in the same configuration as at delivery with regard to the fixed installed equipment;

             (vii) except for minor items such as emergency equipment, loose equipment, electrical and electronic equipment, LESSEE will use its reasonable efforts to deliver the Aircraft equipment without LESSEE's special markings;

             (viii) have accomplished all maintenance items (including, but not limited to having fully accomplished all required corrosion prevention controls, treatments, repairs and inspections in accordance with LESSEE's FAA approved CPCP program) except items permitted to be deferred in accordance with LESSEE's procedure for deferred items until the next D check;

             (ix) The Airframe shall be returned fresh from a B check performed in accordance with LESSEE's Maintenance Program. Further, the Airframe shall have an equal or greater amount of time remaining as when delivered to the next scheduled D check, but with respect to the D check shall in all events have not less than 3,000 flight hours remaining (as determined under LESSEE's maintenance program) to the next scheduled D check. In the event that the Aircraft has more or less time remaining to the next D check than it had remaining on the Effective Date, D Check Compensation shall be paid in accordance with the following formula and paid by the relevant party in relation to any difference. If the D Check Compensation, as calculated below, is a positive number, then, so long as no Default or Event of Default has occurred and is continuing, LESSOR will pay to LESSEE such D Check Compensation. If the D Check Compensation, as calculated below is a negative number, then LESSEE will pay to LESSOR such D Check Compensation.

                  (a) D CHECK COMPENSATION. The "D Check Compensation" shall be calculated as follows:

                      [Al-A2/B] x C

                      "A1" is the total number of Flight Hours/Cycles (whichever is applicable and the more limiting factor) remaining on the Aircraft until the next scheduled D check in accordance with LESSEE's FAA approved maintenance program as of the Return Occasion.

                      "A2"  is  the   total   number   of Flight
Hours/Cycles (whichever is applicable and the more limiting factor) remaining on the Aircraft until the next scheduled D check in accordance with LESSEE's FAA approved maintenance program as of the Effective Date.

                      "B" is the total number of Flight Hours/Cycles (whichever is applicable and the more limiting factor) between scheduled D checks in accordance with LESSEE's FAA approved maintenance program.

                      "C" is the cost for the next D check of the Aircraft in accordance with LESSEE's FAA approved maintenance program as mutually agreed to by LESSOR and LESSEE (in the event that after a reasonable period of time LESSOR and LESSEE cannot reach a mutual agreement on the cost for the next D check, such cost will be established by taking the average of the price quotes submitted by two (2) reputable FAA approved Airframe overhaul facilities, one selected by LESSEE and the other selected by LESSOR).

Notwithstanding the foregoing, for the purposes of the calculation of D Check compensation, "A1" shall not exceed 15,000 Flight Hours.

             (x) neutral livery with all of LESSEE's special exterior markings removed or painted over;

             (xi) have installed two Pratt & Whitney JT8D-9A engines. LESSEE shall use its reasonable efforts to deliver each engine with not less than 5,000 engine cycles of remaining life until the next scheduled engine removal, but in no event shall any engine be delivered with less than 3,000 cycles remaining. In the event that any Engine has more or less time remaining to the next scheduled overhaul or hot section inspection (as determined in accordance with LESSEE's FAA approved maintenance program) than 5,000 cycles, Engine Adjustment Compensation for each such Engine shall be paid in accordance with the following formula and paid by the relevant party in relation to any difference. If any Engine is returned with greater than 5,000 Cycles to the next scheduled overhaul or hot section inspection, then LESSOR shall pay Engine Adjustment Compensation to LESSEE on account of such Engine. if any Engine is returned with less than 5,000 Cycles to the next scheduled overhaul or hot section inspection, then LESSEE shall pay Engine Adjustment Compensation to LESSOR on account of such Engine.

                      [A/B] x C

                      "A" is the average cost for an engine overhaul or hot section inspection, as mutually agreed to by LESSOR and LESSEE (in the event that after a reasonable period of time LESSOR and LESSEE cannot reach a mutual agreement on the cost for the engine overhaul or hot section inspection, such cost will be established by taking the average of the price quotes submitted by two (2) reputable FAA approved engine overhaul facilities, one selected by LESSEE and the other selected by LESSOR).

                      "B" is 7,000

                      "C" is the difference between the number of Cycles remaining to the next overhaul or hot section inspection (whichever is the most limiting factor) on the Engine as of the Effective Date as determined under the Engine Manufacturer's maintenance manual and the number of Cycles remaining to the next overhaul or hot section inspection (whichever is most limiting factor) on the Engine as of the Return Occasion as determined under LESSEE's FAA approved maintenance program.

Notwithstanding the foregoing, LESSOR shall have no obligation to compensate LESSEE for any time to the next scheduled engine overhaul or hot section inspection in excess of 7,000 Cycles.

             (xii) have undergone a borescope inspection on the engines (at LESSOR's sole cost and expense). In the event the borescope inspection indicates a discrepancy that is outside the limits set under the manufacturer's maintenance manual for the engine, same shall be corrected at LESSEE's cost and expense or LESSEE may provide a substitute engine which shall meet the return conditions for an engine set forth herein;

             (xiii) have undergone a power assurance run with LESSOR's representatives present to ensure performance of the engines based on the Pratt & Whitney maintenance manual;

             (xiv) have performed a demonstration flight of the Aircraft in accordance with LESSEE's procedures with up to two representatives of LESSOR on board the Aircraft during such flight. Any discrepancies in the Aircraft found during such demonstration flight which are outside the limits set forth in LESSEE's maintenance program found during such demonstration flight shall be corrected accordingly;

             (xv) be certified for a maximum taxi gross weight of 120,000lbs.;

             (xvi) have installed an APU in serviceable condition;

             (xvii) have all gauges converted from the imperial system to the metric system upon LESSOR's request;

             (xviii) except with respect to the engines, landing gear and APU, have installed hard time components with an average of fifty percent (50%) minimum time of remaining life as defined under LESSEE's FAA approved maintenance program with no single component having less than three months of remaining life as defined under such program; and

             (xix) in the event that during the Base Term the Aircraft was hushkitted to meet Stage III noise regulations (subsequent to the removal of the Hushkits and return of same to LESSOR as contemplated by Section 8 (D) of the Lease), LESSEE shall return the Aircraft with such hushkits so installed so as to be compliance with such regulations (except in the case where the hushkitting of the Aircraft was accomplished in the last twelve months of the Base Term and LESSEE has elected not to extend the term of the Lease but has instead elected to retain title to the hushkits).

                                                             DUPLICATE ORIGINAL

                            LEASE SUPPLEMENT NO. 1

                                  dated as of

                              September 27, 1996

                                   between

                               BANK OF HAWAII,

                                                             LESSOR

                                    and

                            ALOHA AIRLINES, INC.,

                                                             LESSEE

                           LEASE SUPPLEMENT NO. 1

     LEASE SUPPLEMENT NO. 1, dated September 27 1996, between ALOHA AIRLINES, INC., a Hawaii corporation ("LESSEE") and BANK OF HAWAII, a Hawaii banking corporation ("LESSOR").

     LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of September 27, 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof, for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered to the LESSEE in accordance with the terms thereof.

     The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document.

     NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, the following described Boeing Model 737-230. aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

     (i) One Boeing Model 737-230 Airframe, bearing U.S. registration number N821AL; Manufacturer's serial no. 23155; and

    (ii) Two Pratt & Whitney Model JT8D-15 engines, bearing manufacturer's serial nos. 687334 and 708328, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. The Effective Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Base Term for the Delivered Aircraft shall commence on the Effective Date and shall end on Sept. 26, 2004.

4. LESSEE hereby agrees to pay LESSOR Rent for the Delivered aircraft throughout the Base Term (and any extension thereof as provided in the Lease Agreement) in accordance with the terms of the Lease Agreement.

5. LESSEE hereby confirms to LESSOR that the Delivered Aircraft and each Engine installed thereon have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Delivered Aircraft and Engines are required to be in pursuant to the terms of the Lease Agreement.

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.


                                  LESSOR

                                  BANK OF HAWAII

                                  By:    /s/ Gabriel S. H. Lee
                                      ----------------------------------------
                                         Gabriel S. H. Lee
                                  Title: Vice President
                                        --------------------------------------


                                  LESSEE

                                  ALOHA AIRLINES, INC.

                                  By: ________________________________________

                                  Title: _____________________________________

                                  By: ________________________________________

                                  Title: _____________________________________

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.


                                  LESSOR

                                  BANK OF HAWAII

                                  By: ________________________________________

                                  Title: _____________________________________


                                  LESSEE

                                  ALOHA AIRLINES, INC.

                                  By:    /s/ [ILLEGIBLE]
                                      ----------------------------------------
                                  Title: VICE PRESIDENT PLANNING & DEVELOPMENT
                                         -------------------------------------

                                  By:    /s/ [ILLEGIBLE]
                                      ----------------------------------------

                                  Title: STAFF VICE PRESIDENT - FINANCE
                                                 & CONTROLLER
                                         -------------------------------------

                          CERTIFICATE OF ACCEPTANCE

     This Certificate of Acceptance is delivered on and as of the date set forth below by ALOHA AIRLINES, INC. (hereinafter referred to as "LESSEE,) to BANK OF HAWAII, (hereinafter referred to as "LESSOR") pursuant to that Aircraft Lease Agreement dated as of September 27, 1996 between LESSOR and LESSEE (hereinafter referred to as the "Agreement"):

     A.   DETAILS OF ACCEPTANCE

          LESSEE hereby indicates and confirms to LESSOR, its successors and assigns, that the LESSEE has at 9:28 o'clock A.M., CDT on this 27th day of Sept., 1996, at Berlin, Germany, accepted the following in accordance with the provisions of the Agreement:

          1.  (a)  Boeing Model: 737-230

              (b)  Manufacturer's Serial No.: 23155

              (c)  U.S. Registration Number: N821AL

             Manufacturer and   Manufacturer's   Hours       Cycles
Engine No.     Model Number     Serial Number    Remaining   Remaining
----------   ----------------   --------------   ---------   ---------
(1)         Pratt & Whitney     687334           9430.49     6461
            JT8D-15

(2)         Pratt & Whitney     708328           2707.49     3316
            JT8D-15

Each of the above-described Engines having 750 or more rated take-off horsepower or the equivalent thereof.


Airframe
--------
           Total Time:    hrs. 26,494.21
           Total Cycles:  Cycles 24,373

           Time Remaining to "C" Check:  April 25, 1997
           Time Remaining to "D" Check:  Sept. 30, 2001

B.   CONFIRMATION OF UNDERTAKINGS

     LESSEE confirms that the above described Aircraft and Engines have been examined by its duly appointed and authorized representative(s), that such Aircraft and Engines conform to the information set forth above, that there have been fixed to the Aircraft the markings required by the Agreement (or that such markings shall be affixed to the Aircraft within fifteen (15) days of the date hereof). LESSEE confirms and acknowledges that the date set forth above constitutes the Effective Date, as such term is defined in the Agreement, and that LESSEE's execution and delivery of this Certificate represents LESSEE's acceptance of the above described Aircraft and Engines for all purposes of the Agreement.

IN WITNESS WHEREOF, LESSEE has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s), or representative(s), pursuant to due corporate authority, all as of the date written in Section A above.


LESSEE: ALOHA AIRLINES, INC.


By /s/ James M. King
   ------------------------------------------
   Its VICE PRESIDENT PLANNING & DEVELOPMENT

By /s/ [ILLEGIBLE]
   ------------------------------------------
   Its STAFF VICE PRESIDENT - FINANCE
               & CONTROLLER

                                                                        ORIGINAL

                             LEASE SUPPLEMENT NO. 1

                                   dated as of
                               September 27, 1996

                                     between

                                 BANK OF HAWAII,

                                                                          LESSOR

                                       and

                              ALOHA AIRLINES, INC.,

                                                                          LESSEE

                             LEASE SUPPLEMENT NO. 1
                             ----------------------

     LEASE SUPPLEMENT NO. 1, dated September 27, 1996, between ALOHA AIRLINES, INC., a Hawaii corporation ("LESSEE") and BANK OF HAWAII, a Hawaii banking corporation ("LESSOR").

     LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of September 27, 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof, for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered to the LESSEE in accordance with the terms thereof.

     The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document.

     NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, the following described Boeing Model 737-230ADV aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

     (i) One Boeing Model 737-230ADV Airframe, bearing U.S. registration number N821AL; Manufacturer's serial no.23155; and

     (ii) Two Pratt & Whitney Model JT8D-15 engines, bearing manufacturer's serial nos.687334 and 708328, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. The Effective Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Base Term for the Delivered Aircraft shall commence on the Effective Date and shall end on September 27, 2004.

4. LESSEE hereby agrees to pay LESSOR Rent for the Delivered aircraft throughout the Base Term (and any extension thereof as provided in the Lease Agreement) in accordance with the terms of the Lease Agreement.

5. LESSEE hereby confirms to LESSOR that the Delivered Aircraft and each Engine installed thereon have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Delivered Aircraft and Engines are required to be in pursuant to the terms of the Lease Agreement.

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                        LESSOR

                                        BANK OF HAWAII

                                        By: /s/ GABRIEL S. H. LEE
                                                -------------------------------
                                                GABRIEL S. H. LEE
                                                -------------------------------
                                        Title:  VICE PRESIDENT
                                                -------------------------------
                                        By: /s/ JANIS OKAMOTO
                                                -------------------------------
                                                JANIS OKAMOTO
                                                -------------------------------
                                        Title:  AUTHORIZED SIGNATURE
                                                -------------------------------


                                        LESSEE

                                        ALOHA AIRLINES, INC.

                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------
                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                        LESSOR

                                        BANK OF HAWAII

                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------
                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------

                                        LESSEE

                                        ALOHA AIRLINES, INC.

                                        By: /s/ JAMES M. KING
                                                -------------------------------
                                        Title:  VICE PRESIDENT PLANNING &
                                                -------------------------------
                                                DEVELOPMENT
                                                -------------------------------
                                        By: /s/ [ILLEGIBLE]
                                                -------------------------------
                                        Title:  STAFF VICE PRESIDENT - FINANCE
                                                -------------------------------
                                                & CONTROLLER
                                                -------------------------------

                  ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT
                  ---------------------------------------------


     THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT ("Assignment"), dated as of December 26, 1996 is between BANK OF HAWAII ("Lessor"), ALOHA AIRLINES, INC., a Hawaii Corporation ("Assignor") and ALOHA AIRLINES, INC., a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

     WHEREAS, Lessor and Assignor entered into that certain Aircraft Lease Agreement dated as of September 27, 1996, as it may be supplemented or amended from time to time (the "Lease"), pursuant to which Assignor leased from Lessor one (1) Boeing model 737-230ADV aircraft bearing manufacturer's serial number 23155 and registration mark N821AL (the "Aircraft");

     WHEREAS, effective December 26, 1996, Assignor merged with Assignee, and Assignee emerged as the surviving entity and the successor in interest to Lessee.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of these presents and for other valuable consideration, the parties agree as follows.

     1. CERTAIN DEFINED TERMS. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Assignment shall have the respective meanings assigned to them in the Lease.

     2. ASSIGNMENT. As of December 26, 1996 (the "Effective Date"), the Assignor hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, as if Assignee were the original party to the Lease.

     3. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee and, as of the Effective Date, agrees to assume and to be bound by all the terms of, and to undertake all of the obligations of the Assignor contained in, the Lease, including without limitation, all such obligations existing at or prior to, or attributable to acts or events occurring prior to the Effective Date.

     4. LESSOR AND LENDER CONSENT.

        (a) Pursuant to Section 22(D) of the Lease, Lessor acknowledges and consents to the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee under this Assignment, and acknowledge the rights and obligations of the Assignee described in this Assignment.

        (b) Lessor further acknowledges and agrees that from and after the Effective Date Assignee shall be deemed the "Lessee" for all purposes of the Lease and each reference in the Lease to the Assignor as "Lessee" shall be deemed after the Effective Date for all purposes to refer to the Assignee and that, from and after the Effective Date Lessor will perform its obligations under the Lease, in all respects as if Assignee were the original party to the Lease as "Lessee" thereunder.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE. Assignee represents and warrants as follows:

        (a) Assignee is a corporation duly organized in existing in good standing under the laws of the state of Delaware and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Assignment.

        (b) Assignee is not a Governmental Entity or government owned or controlled and neither Assignee or its properties is immune from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) nor does it have the defense of sovereign immunity or similar defense available to it in any legal action or proceeding.

        (c) Assignee is a citizen of the United States (as defined in 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of Transportation of the United States pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

        (d) This Assignment has been duly authorized by all necessary corporate action on the part of Assignee, does not require any approval of the stockholders of Assignee (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Assignee with any of the terms and provisions hereof will contravene any Law applicable to Assignee or result in any breach of, or constitute any default under, or result in the creation of, any lien, charge or encumbrance upon any property of Assignee under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter or by-law, or other agreement or instrument to which Assignee is a party or by which Assignee or its properties or assets may be bound or affected.

        (e) Assignee has received or has complied with every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Governmental Entity having jurisdiction with respect to the use and operation of the Aircraft and the execution and delivery of this Assignment of the validity and enforceability hereof.

        (f) This Assignment has been duly entered into and delivered by Assignee and constitutes a valid, legal and binding obligation of Assignee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or other similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity.

     6. GOVERNING LAW. This Assignment shall governed by the Laws of the State of Hawaii.

     IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.

ASSIGNOR:                                    ALOHA AIRLINES, INC., a Hawaii
                                             Corporation

                                             By: /s/ BRENDA F. CUTWRIGHT
                                                     ---------------------------
                                             Name:   BRENDA F. CUTWRIGHT
                                                     ---------------------------
                                             Title:  SR. VICE PRESIDENT FINANCE
                                                     ---------------------------
                                                     & PLANNING AND CFO
                                                     ---------------------------


                                             By: /s/ JAMES M. KING
                                                     ---------------------------
                                             Name:   JAMES M. KING
                                                     ---------------------------
                                             Title:  VICE PRESIDENT PLANNING &
                                                     ---------------------------
                                                     DEVELOPMENT
                                                     ---------------------------


ASSIGNEE:                                    ALOHA AIRLINES, INC., a
                                             Delaware Corporation

                                             By: /s/ BRENDA F. CUTWRIGHT
                                                     ---------------------------
                                             Name:   BRENDA F. CUTWRIGHT
                                                     ---------------------------
                                             Title:  SR. VICE PRESIDENT FINANCE
                                                     ---------------------------
                                                     & PLANNING AND CFO
                                                     ---------------------------


                                             By: /s/ JAMES M. KING
                                                     ---------------------------
                                             Name:   JAMES M. KING
                                                     ---------------------------
                                             Title:  VICE PRESIDENT PLANNING &
                                                     ---------------------------
                                                     DEVELOPMENT
                                                     ---------------------------

LESSOR:                                      BANK OF HAWAII

                                             By: /s/ MANUEL T. VALBUENA
                                                     ---------------------------
                                             Name:   MANUEL T. VALBUENA
                                                     ---------------------------
                                             Title:  VICE PRESIDENT
                                                     ---------------------------


                                             By: /s/ JANIS OKAMOTO
                                                     ---------------------------
                                             Name:   JANIS OKAMOTO
                                                     ---------------------------
                                             Title:  AUTHORIZED SIGNATURE
                                                     ---------------------------

                                                          RECORDED

                                              Federal Aviation Administration

                                              Date  4-28-97        Time  4:05
                                                   ---------            ------

                                              Conveyance Number  T054014
                                                               ------------


                             LEASE SUPPLEMENT NO. 2
                             ----------------------

     LEASE SUPPLEMENT NO. 2, dated 4-25, 1997, between ALOHA AIRLINES, INC., a Delaware corporation ("LESSEE") and BANK OF HAWAII, a banking corporation formed under the laws of the State of Hawaii ("LESSOR").

     LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of September 27, 1996 (herein called the "Lease Agreement"). The defined terms in the Lease Agreement will hereinafter used with the same meaning. The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements.

     The Lease Agreement relates to the aircraft and engines described therein, and a counterpart of the Lease Agreement, attached to and made a part of Lease Supplement No. 1 dated September 27, 1996 to the Lease Agreement, has been recorded by the FAA on October 1, 1996 as one document and assigned Conveyance No. 2A270153.

     NOW, THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, as of the date hereof, the following described engines (the "Replacement Engines"), which consist of the following:

          Two Pratt & Whitney Model JT8D-9A engines, bearing manufacturer's serial numbers 666775 and 649358, respectively, (each of which engine has 750 or more rated takeoff horsepower or the equivalent thereof).

2. LESSEE hereby confirms to LESSOR that the Replacement Engines have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Replacement Engines are required to be in pursuant to the terms of the Lease Agreement. Each of the Replacement Engines shall for all purposes hereof and of the Lease Agreement be deemed to be an "Engine" as defined in the Lease Agreement.

3. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

4.   This Lease Supplement No. 2 shall be effective as of the date hereof.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement No. 2 to be duly executed as of the day and year first above written.

                                        LESSOR:

                                        BANK OF HAWAII

                                        By /s/ CURTIS W. CHINN
                                               --------------------------------
                                                   CURTIS W. CHINN
                                               Its Senior Vice President


                                        By /s/ MARY E. SELLERS
                                               --------------------------------
                                                   MARY E. SELLERS
                                               Its Vice President


                                        LESSEE:

                                        ALOHA AIRLINES, INC.

                                        By
                                               --------------------------------
                                               BRENDA F. CUTWRIGHT
                                               Its Senior Vice President
                                               Finance & Planning and CFO


                                        By
                                               --------------------------------
                                               JAMES M. KING
                                               Its Vice President Planning &
                                               Development

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement No. 2 to be duly executed as of the day and year first above written.

                                        LESSOR:

                                        BANK OF HAWAII

                                        By
                                               --------------------------------
                                               Its


                                         By
                                               --------------------------------
                                               Its


                                        LESSEE:

                                        ALOHA AIRLINES, INC.

                                        By /s/ BRENDA F. CUTWRIGHT
                                               --------------------------------
                                               BRENDA F. CUTWRIGHT
                                               Its Senior Vice President
                                               Finance & Planning and CFO

                                        By /s/ JAMES M. KING
                                               --------------------------------
                                               JAMES M. KING
                                               Its Vice President Planning &
                                               Development

                            ENGINE CHANGE AGREEMENT

     ENGINE CHANGE AGREEMENT, dated April 25, 1997 (the "Agreement"), between Aloha Airlines, Inc. (the "Lessee") and Bank of Hawaii (the "Lessor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Lessee and Lessor are parties to that certain Aircraft Lease Agreement, dated as of September 27, 1996 (the "Lease");

     WHEREAS, Section 8(D) of the Lease provides that the two Pratt & Whitney model JT8D-15 engines (the "Original Engines") described in Exhibit "A" to the Lease and installed on the Aircraft (capitalized terms used herein and not described herein shall have the meanings ascribed thereto in the Lease) on the Effective Date will be removed from the Aircraft and replaced by two Pratt & Whitney model JT8D-9A engines within six (6) months of the Effective Date;

     WHEREAS, Jetz Ventures Inc. (the "Seller"), has heretofore made available to the Lessee two Pratt & Whitney model JT8D-9A engines bearing manufacturer's serial numbers 666775 and 649358 (the "Swapped Engines") which are owned by Aerothrust Corporation; and

     WHEREAS, the Original Engines have been removed from the Aircraft by or with the consent and cooperation of the Lessee and the Swapped Engines are now installed on the Aircraft;

     NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessee and the Lessor agree as follows:

     SECTION 1. CONDITION OF ENGINES. The Lessee hereby represents, warrants and agrees with the Lessor that

     (a) prior to the date of this Agreement, the Lessee has had continuous actual or constructive possession of the Swapped Engines, has inspected and approved each of the Swapped Engines for acceptance pursuant to the Lease, and has caused the Swapped Engines to be installed on the Aircraft at its cost and expense,

     (b) the Swapped Engines satisfy in full the requirements of Section 8(D) of the Lease for the -9A's,

     (c) the Lessee unconditionally waives all delays in the delivery of the Swapped Engines and that the replacement of the Original Engines by the Swapped Engines constitutes the satisfaction in full of all of the Lessor's obligations under Section 8(D) of the Lease regarding such replacement,

     (d) from and after the date of this Agreement, each of the Swapped Engines shall constitute an Engine for all purposes of the Lease,

     (e) notwithstanding that on the date of this Agreement any of the Swapped Engines is not operable, is unavailable to the Lessee for use or is under maintenance, the Lessee waives, release and discharges any and all claims that any of the Swapped Engines does not satisfy the requirements of
     Section 8(D) of the Lease and is not an Engine which is subject in all respects to the Lease,

     (f) the Lessee will promptly on the date of this Agreement pay, remove, and discharge any and all Liens from each Swapped Engine (other than Permitted Liens),

     (g) in the event that, on the date of this Agreement, any Swapped Engine is in a condition that would constitute an Event of Loss if such Swapped Engine were heretofore subject to the Lease, such Swapped Engine shall constitute an Engine for which an Event of Loss has occurred and which was not then installed on the Aircraft, and the Lessee shall comply with the provisions of Section 12(B) of the Lease,

     (h) the Lease remains and will continue in full force and effect, and

     (i) the Lessor's sale of the Original Engines and the purchase of the Swapped Engines shall each constitute transactions arising out of the Lease, and the Lessor shall be entitled to the benefits of Section 11(A) of the Lease.

     SECTION 2. AMENDMENTS. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Lessor and the Lessee, and no waiver of any provision of this Agreement, nor consent to any departure by the Lessee therefrom, shall be effective unless it is in writing and signed by the Lessor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 3. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     SECTION 4. DESCRIPTIVE HEADINGS. The descriptive headings of the various provisions of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     SECTION 5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Hawaii.

     SECTION 6. TIME OF THE ESSENCE. Time is of the essence in the observance and performance by Lessee of its obligations under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                        ALOHA AIRLINES, INC.


                                        By: /s/ BRENDA F. CUTWRIGHT
                                                -------------------------------
                                                BRENDA F. CUTWRIGHT
                                                -------------------------------
                                        Title:  SR. VICE PRESIDENT FINANCE &
                                                -------------------------------
                                                PLANNING AND CFO
                                                -------------------------------


                                        By: /s/ JAMES M. KING
                                                -------------------------------
                                                JAMES M. KING
                                                -------------------------------
                                        Title:  VICE PRESIDENT PLANNING &
                                                -------------------------------
                                                DEVELOPMENT
                                                -------------------------------


                                        BANK OF HAWAII

                                        By: /s/ CURTIS W. CHINN
                                                -------------------------------
                                        Title:  Senior Vice President
                                                -------------------------------
                                                Curtis W. Chinn
                                                -------------------------------


                                        By: /s/ MARY E. SELLERS
                                                -------------------------------
                                        Title:  Vice President
                                                -------------------------------
                                                Mary E. Sellers
                                                -------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 6
                                      0 6 0 0 7 6 9 1
   CERTIFIED COPY
TO BE RECORDED BY FAA                         [Illegible stamp]

                                          '96 MAY 21 AM 8 18
                                              [Illegible]

                            PARTIAL RELEASE
                                   OF
                        AIRCRAFT LEASE AGREEMENT
                                  AND
                          ASSIGNMENT OF LEASE

     THIS PARTIAL RELEASE OF AIRCRAFT LEASE AGREEMENT AND ASSIGNMENT OF LEASE ("Release"), dated as of March 13, 1996 by and among BJET, INC., a Delaware corporation ("Lessor"), ALOHA AIRLINES, INC., an Hawaiian corporation ("Lessee") and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                         W I T N E S S E T H :

     WHEREAS, Lessee and Lessor are parties to a certain Aircraft Lease Agreement dated as of October 23, 1995 (the "Lease") pursuant to which Lessee has leased from Lessor, among other things, two (2) Pratt & Whitney model number JT8D-17A jet aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified by manufacturer's serial numbers P7094618 and 709418, respectively (collectively, the "Engines"); and

     WHEREAS, the rights of Lessor under the Lease have been collaterally assigned to Lender pursuant to an Assignment of Lease dated as of October 23, 1995 between Lessor and Lender (the "Assignment"); and

     WHEREAS, the Lease and the Assignment have been recorded as one instrument in the civil aircraft registry maintained by the Federal Aviation Administration of the United States of America (the "FAA") on December 4, 1995 as Conveyance Number YY013352; and

     WHEREAS, Lessor and Lessee wish to release the Engines from the provisions of the Lease, and Lessor and Lender wish to release the Engines from the provisions of the Assignment,

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee, Lessor and Lender hereby agree as follows:


                                   SEE RECORDED
                                   CONVEYANCE
                              NUMBER    YY013352
                                      ------------
                              FICHE # 8  PAGE #  24-249
                                     ---        --------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 7


     1. RELEASE OF ENGINES FROM TERMS OF LEASE. Lessor and Lessee hereby release the Engines from the terms of the Lease.

     2. RELEASE OF ENGINES FROM TERMS OF ASSIGNMENT. Lessor and Lessee hereby release the Engines from the terms of the Assignment.

     3. EFFECTIVENESS. This Release shall be effective upon, and not before, its due execution by Lessor, Lessee and Lender and its presentation to and filing with the FAA for recordation in the civil aircraft registry maintained by the FAA.

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 8


     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Release as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation


                             BY: /s/ Nigel Minion
                                 -------------------------------
                             ITS: PRESIDENT
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 5 9


     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Release as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation


                             BY: /s/ Brenda F. Cutwright
                                 -------------------------------
                             ITS: SR. VICE PRESIDENT FINANCE &
                                        PLANNING AND CFO
                                 -------------------------------


                             BY: /s/ Owen Sikura
                                 -------------------------------
                             ITS: STAFF VICE PRESIDENT - FINANCE
                                          & CONTROLLER
                                 -------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------

FAA AIRCRAFT REGISTRY
CAMERA NO. 1N  DATE: 5-30-96

       0 0 0 0 0 0 0 0 9 6 0


     IN WITNESS WHEREOF, Lessor, Lessee and Lender have executed this Release as of the date first above written.


                             "Lessor"
                             BJET, INC., a Delaware corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lessee"
                             ALOHA AIRLINES, INC., a Hawaiian corporation


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             BY:
                                 -------------------------------
                             ITS:
                                 -------------------------------


                             "Lender"
                             FINOVA CAPITAL CORPORATION, a Delaware
                             corporation


                             BY: /s/ Sandra K. McDonough
                                 -------------------------------
                             ITS: Vice-President
                                 -------------------------------

                                                         RECORDED
                                             Federal Aviation Administration

                                            Date   4-28-97      Time    4:03
                                                 --------------      ----------
                                             Conveyance Number       TO54013
                                                              -----------------


                              PARTIAL TERMINATION

          The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-15 aircraft engines with manufacturer's serial numbers 687334 and 708328, respectively, and further certify that said aircraft engines are no longer subject to the terms thereof.

          Dated this  25th  day of  April , 1997.
                     ------        -------

LESSOR:                                   LESSEE:

BANK OF HAWAII                            ALOHA AIRLINES, INC.

By      /s/ Curtis W. Chinn               By
    --------------------------                --------------------------
          Curtis W. Chinn                         BRENDA F. CUTWRIGHT
    Its Senior Vice President                 Its Senior Vice President
                                              Finance & Planning and CFO

By      /s/ Mary E. Sellers               By
    --------------------------                --------------------------
          Mary E. Sellers                           JAMES M. KING
    Its   Vice President                      Its Vice President Planning
                                              & Development

                              PARTIAL TERMINATION

          The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-15 aircraft engines with manufacturer's serial numbers 687334 and 708328, respectively, and further certify that said aircraft engines are no longer subject to the terms thereof.

          Dated this  25th  day of  April , 1997.
                     ------        -------

LESSOR:                                   LESSEE:

BANK OF HAWAII                            ALOHA AIRLINES, INC.

By                                        By   /s/ Brenda F. Cutwright
    --------------------------                --------------------------
                                                  BRENDA F. CUTWRIGHT
    Its                                       Its Senior Vice President
                                              Finance & Planning and CFO

By                                        By      /s/ James M. King
    --------------------------                --------------------------
                                                    JAMES M. KING
    Its                                       Its Vice President Planning
                                              & Development

                                    APPENDIX

Aircraft Lease Agreement dated as of September 27, 1996, by and between Bank of Hawaii, as lessor, and Aloha Airlines, Inc., as lessee, as supplemented by and to which was attached Lease Supplement No. 1 dated September 27, 1996, as recorded by the Federal Aviation Administration on October 1,
1996, as Conveyance No. 2A270153.

[ALOHA AIRLINES LOGO]
                                                          P.O. Box 30028
                                                          Honolulu, Hawaii 96820
April 25         , 1997
-----------------

Bank of Hawaii
111 S. King Street
Honolulu, Hawaii 96813

Re: Aircraft Lease Agreement dated as of September 27, 1996, as supplemented ("Lease"), between Bank of Hawaii ("Lessor") and Aloha Airlines, Inc. ("Lessee") relating to that certain Boeing 737-230ADV aircraft, bearing manufacturer's serial number 23155 and Federal Aviation Administration registration number N821AL.

Gentlemen:

This confirms our agreement that notwithstanding the execution, delivery and filing of that certain Partial Lease Termination dated as of April 25, 1997, between Aloha Airlines, Inc., as Lessee, and Bank of Hawaii, as Lessor, the hushkits relating to the two (2) Pratt & Whitney JT8D-15 Model Engines, bearing manufacturer's serial numbers 687334 and 708328, respectively, have not been redelivered to Lessor and remain subject to the Lease.

Very truly yours,

ALOHA AIRLINES, INC.

By /s/ Brenda F. Cutwright
   ---------------------------------
   BRENDA F. CUTWRIGHT
   Its Senior Vice President Finance
   & Planning and CFO

By /s/ James M. King
   ---------------------------------
   JAMES M. KING
   Its Vice President Planning &
   Development

AGREED:

BANK OF HAWAII

By /s/ Curtis W. Chinn
   ---------------------------------
       Curtis W. Chinn
   Its Senior Vice President


By /s/ Mary E. Sellers
   ---------------------------------
       Mary E. Sellers
   Its Vice President

                                                         RECEIVED
                                             Federal Aviation Administration

                                            Date   9-4-98      Time   12:27 am
                                                 --------------      ----------
                                             Conveyance Number   JJ27940
                                                              -----------------
                                            By      [ILLEGIBLE]
                                               ---------------------


                  FIRST AMENDMENT TO AIRCRAFT LEASE AGREEMENT



     THIS FIRST AMENDMENT TO AIRCRAFT LEASE AGREEMENT dated as of July 1, 1998, between ALOHA AIRLINES, INC., a corporation formed under the laws of the State of Delaware ("LESSEE") and BANK OF HAWAII, a banking corporation formed under the laws of the State of Hawaii ("LESSOR").

                                    RECITALS

     WHEREAS, LESSOR AND LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of September 27, 1996, to which were attached Lease Supplement No. 1 dated as of September 27, 1996 and Certificate of Acceptance dated as of September 27, 1996, filed together and recorded by the Federal Aviation Administration (the "FAA") on October 1, 1996 as Conveyance Number 2A270153, and further supplemented by Lease Supplement No. 2 dated as of April 25, 1997 recorded by the FAA on April 28, 1997 as Conveyance Number T054014 (herein collectively called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning); and

     WHEREAS, the Lease Agreement relates to one (1) The Boeing Company 737-230 model airframe, manufacturer's serial number 23155, bearing U.S. Registration Number N821AL, together with two (2) Pratt & Whitney JT8D-9A model engines, manufacturer's serial numbers 666775 and 649358; and

     WHEREAS, LESSOR AND LESSEE desire to amend the Lease Agreement in the respects, and only in the respects, hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. The definition of "Cash Flow" as set forth in Section 1 of the Lease Agreement shall be amended and restated in its entirety as follows:

     ""CASH FLOW" shall mean, with respect to Airgroup, the sum of (a) the net income of the Consolidated Group (excluding non-recurring gains and losses), PLUS (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including Payments in Kind and imputed interest on Capital Leases), and (iii) deferred taxes, LESS (c) the change in the excess of non-cash current assets over current liabilities (other than those pertaining to unearned transportation revenue and payment of principal, interest or taxes) calculated on a rolling four quarters basis and computed at the end of each Quarter."

2. Section 1 shall be amended by the addition of the following definition of "Consolidated Group":

     ""CONSOLIDATED GROUP" shall mean Airgroup, Lessee and Aloha IslandAir, Inc., a Delaware corporation."

3. The definition of "Debt Service" as set forth in Section 1 of the Lease Agreement shall be amended and restated in its entirety as follows:

     ""DEBT SERVICE" shall mean, with respect to Airgroup, the sum of regularly scheduled principal payments, interest payments and payments under Capital Leases made by the Consolidated Group, and dividends declared and payable by Airgroup, all calculated on a rolling four quarters basis and computed at the end of each Quarter."

4. Section 1 shall be amended by the addition of the following definition of "Payments in Kind":

     ""PAYMENTS IN KIND" shall mean the issuance of additional subordinated debentures by Airgroup in lieu of interest."

5. Section 1 shall be amended by the addition of the following definition of "Quarter":

     ""QUARTER" shall mean any one of the following three calendar month periods in any calendar year: April 1 to and including June 30; July 1 to and including September 30; October 1 to and including December 31; and January 1 to and including March 31."

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this First Amendment to Lease Agreement to the same extent as if fully set forth herein.

7. This First Amendment to Lease Agreement may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

8.   This First Amendment to Lease Agreement shall be effective as of July 1,
     1998.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this First Amendment to Lease Agreement to be duly executed as of the day and year first above written.


                                             LESSOR:

                                             BANK OF HAWAII

                                             By:    /s/ Curtis W. Chinn
                                                    -----------------------
                                             Title: Curtis W. Chinn
                                                    Senior Vice President

                                             By:    /s/ Joseph T. Donalson
                                                    -----------------------
                                             Title: Joseph T. Donalson
                                                    Senior Vice President


                                             LESSEE:

                                             ALOHA AIRLINES, INC.

                                             By:    /s/ Brenda F. Cutwright
                                                    -----------------------
                                             Title: Sr. Vice President
                                                    Finance & Planning
                                                    and CFO

                                             By:    /s/ James M. King
                                                    -----------------------
                                             Title: Vice President
                                                    Planning & Development

[ ALOHA AIRLINES LOGO ]


                                                          P.O. Box 30028
                                                          Honolulu, Hawaii 96820


  April 25,   1997
-------------

Bank of Hawaii
111 S. King Street
Honolulu, Hawaii 96813

Re:  Aircraft Lease Agreement dated as of September 27,
     1996, as supplemented ("Lease"), between Bank of Hawaii ("Lessor") and Aloha Airlines, Inc. ("Lessee") relating to that certain Boeing 737-230ADV aircraft, bearing manufacturer's serial number 23155 and Federal
     Aviation Administration registration number N821AL.

Gentlemen:

This confirms our agreement that notwithstanding the execution, delivery and filing of that certain Partial Lease Termination dated as of April 25, 1997, between Aloha Airlines, Inc., as Lessee, and Bank of Hawaii, as Lessor, the hushkits relating to the two (2) Pratt & Whitney JT8D-15 Model Engines, bearing manufacturer's serial numbers 687334 and 708328, respectively, have not been redelivered to Lessor and remain subject to the Lease.

Very truly yours,

ALOHA AIRLINES, INC.


By: /s/ Brenda F. Cutwright
    -----------------------
    BRENDA F. CUTWRIGHT
    Its Senior Vice President Finance
    & Planning and CFO

By: /s/ James M. King
    -----------------------
    JAMES M. KING
    Its Vice President Planning &
    Development

AGREED:

BANK OF HAWAII

By: /s/ Curtis W. Chinn
    -----------------------
        Curtis W. Chinn
    Its Senior Vice President

By: /s/ Mary E. Sellers
    -----------------------
        Mary E. Sellers
    Its Vice President

                                                         RECEIVED
                                             Federal Aviation Administration

                                            Date   4-28-97      Time    4:03
                                                 --------------      ----------
                                             Conveyance Number      T054013
                                                              -----------------


                               PARTIAL TERMINATION

     The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-15 aircraft engines with manufacturer's serial numbers 687334 and 708328, respectively, and further certify that said aircraft engines are no longer subject to the terms thereof.

     Dated this  25th  day of  April  , 1997.
                ------        -------


LESSOR:                                  LESSEE:

BANK OF HAWAII                           ALOHA AIRLINES, INC.

By  /s/ Curtis W. Chinn                  By
   -----------------------                   -----------------------
        Curtis W. Chinn                      BRENDA F. CUTWRIGHT
    Its Senior Vice President                Its Senior Vice President
                                             Finance & Planning and CFO

By  /s/ Mary E. Sellers                  By
    -----------------------                  -----------------------
        Mary E. Sellers                      JAMES M. KING
    Its Vice President                       Its Vice President Planning
                                             & Development

                               PARTIAL TERMINATION

     The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-15 aircraft engines with manufacturer's serial numbers 687334 and 708328, respectively, and further certify that said aircraft engines are no longer subject to the terms thereof.

     Dated this  25th  day of  April  , 1997.
                ------        -------


LESSOR:                                      LESSEE:

BANK OF HAWAII                               ALOHA AIRLINES, INC.

By                                           By: /s/ Brenda F. Cutwright
    -----------------------                  -----------------------
                                             BRENDA F. CUTWRIGHT
    Its                                      Its Senior Vice President
                                             Finance & Planning and CFO

By                                           By: /s/ James M. King
    -----------------------                  -----------------------
                                             JAMES M. KING
    Its                                      Its Vice President Planning
                                             & Development

                                    APPENDIX

Aircraft Lease Agreement dated as of September 27, 1996, by and between Bank of Hawaii, as lessor, and Aloha Airlines, Inc., as lessee, as supplemented by and to which was attached Lease Supplement No. 1 dated September 27, 1996, as recorded by the Federal Aviation Administration on October 1, 1996, as Conveyance No. 2A270153.

                  ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE

                                    [N821AL]

     This ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE (the "Amendment"), dated August 23, 2001, among Bank of Hawaii, a Hawaiian corporation ("Assignor"), Wells Fargo Bank Northwest, National Association, a national banking association organized and existing under the laws of the United States of America, not in its individual capacity but solely as owner trustee under the Trust Agreement ("Assignee") and Aloha Airlines, Inc., a Delaware corporation ("Lessee"), amends the Lease Agreements between the Assignor as lessor and Lessee described in ATTACHMENT 2 hereto (the "Leases"). Capitalized terms used in this document and not defined herein will have the meanings ascribed in the Leases.

1.   RECITALS.

     A. Assignor and Lessee are parties to the Leases whereby Assignor leases to Lessee one Boeing 737-230 airframe, together with the Pratt & Whitney aircraft engines installed thereon, all as described on ATTACHMENT 1 hereto and together with the components, parts and equipment installed thereon (the "Aircraft").

     B. The Leases are described and have been filed with the Federal Aviation Administration ("FAN") as set forth on ATTACHMENT 2 hereto.

     C. Assignor desires to assign all of its rights, titles and interests in and to the Leases to Assignee and to have the Assignee assume Assignor's obligations under each Lease. Assignee desires to accept such assignment and assume such obligations.

     D. The parties hereto wish to amend the Leases to reflect such assignment to Assignee.

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2.   ASSIGNMENT AND ASSUMPTION.

     Effective from and after the date hereof, Assignor hereby assigns, transfers and sets over unto Assignee, all of Assignor's rights, titles and interests in and to, and delegates to Assignee all of Assignor's obligations under, the Leases, and Assignee hereby accepts such assignment and assumes such obligations so delegated relating to the period existing after the date hereof. EXCEPT AS IS SPECIFICALLY SET FORTH HEREIN, AND IN ANY OTHER WRITING EXECUTED BY THE ASSIGNOR AND THE ASSIGNEE, ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER CONCERNING THE AIRCRAFT, INCLUDING, WITHOUT LIMITATION, THE SELECTION, QUALITY OR CONDITION OF THE AIRCRAFT, OR ITS MERCHANTABILITY, ITS SUITABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE OPERATION OR

PERFORMANCE OF THE AIRCRAFT OR PATENT INFRINGEMENT OR THE LIKE. THE AIRCRAFT AND ANY INTERESTS THEREIN ARE BEING TRANSFERRED ON A STRICT "AS IS, WHERE IS, WITH ALL FAULTS" BASIS.

3.   AMENDMENTS TO LEASES.

     Effective from and after the date hereof, each Lease is hereby amended as follows:

(a)  The term "Lessor" shall mean Assignee.

(b) All rent payable by Lessee to Lessor under the Leases shall be paid to the following account which is designated by the Assignee as the account for payment of rent as provided in the Leases

                 Bank of Hawaii
                 ABA No. 121301028
                 For further credit to:   Bank of Hawaii
                                          Equipment Leasing Division #248
                                          GL#9248-540626 (Deferred Payment Order
                                          Account)
                 Advise James Ouchi at (808) 537-8642
                 ref: Sale of Aloha Aircraft

or as Lessor may otherwise direct in writing, by wire transfer of immediately available funds with sufficient information to identify the sources and application of such funds no later than 2:00 p.m. Central Time on the due date for such payment.

     (c) Section 8(C) of the Lease as to the Aircraft described on ATTACHMENT 2 is amended to delete the entitlement of the Lessee to remove the avionics black boxes installed by the Lessee with respect to the TCAS and windshear detection systems.

4.   LEASE PROVISIONS NOT MODIFIED HEREIN.

     Except as specifically set forth in this Amendment, all terms and provisions of the Lease remain unamended and unmodified and in full force and effect except that all references in the Leases to "this Lease," "hereof," "hereby" and the like shall mean the Leases as amended hereby.

5.   OBLIGATIONS OF LESSOR AND ASSIGNEE.

     Assignee shall not have any obligation or liability under the Leases by reason of, or arising out of, Assignor's performance of, or failure to perform, any of its obligations under the Leases arising, or relating to the period, prior to the date and time of Closing, i.e., August 23, 2001 at 1:11 p.m. Central Time, and Assignor shall not have any obligation or liability under the Leases by reason of, or arising out of, Assignee's performance of, or failure to perform, any of its obligations under the Leases arising, or relating to the period, from and after the Closing.

6.   ACKNOWLEDGMENTS.

     (a) Lessee acknowledges and consents to the assignment of the Leases to the Assignee.

     (b) For the benefit of the Assignee and any lender to whom the Assignee grants a security interest in the lessor's interest in the Leases, Lessee represents and warrants as follows:

         (i) The Lessee is the current lessee under the Leases and there are no sublessees or assignees of the Lessee's rights under the Lease.

         (ii) Rent under the Leases is payable monthly, in advance or arrears, on the rent payment dates all as specified in ATTACHMENT 3. NO installment of rent due under the Leases has been paid in advance of its specified due date;

         (iii) no event of default under any of the Leases has occurred and is continuing and no loss nor event of loss nor event which, with the giving of notice or passage of time or both would constitute an event of loss has occurred and is continuing under any of the Leases;

         (iv) the agreements described on ATTACHMENT 2 constitute the entire lease agreement among Lessor and Lessee with respect to the Aircraft and, except as described on ATTACHMENT 2, none of such agreements has been amended, supplemented or modified nor has any provision of any thereof been waived by any party thereto and each is in full force and effect;

         (v) The Lessee's "Airgroup" currently meets the "Credit Standards" as those terms are defined in Section 5(D) of the Lease as to the Aircraft described on ATTACHMENT 2;

         (vi) Lessee has not placed or permitted to be placed any lien on the Aircraft other than Lessor's liens permitted to be placed by the Lessor upon the Aircraft or the Leases by the terms the Leases; and

         (vii) The Lessee has no knowledge of any adverse claim to the Rents (as defined in the Lease) or the Aircraft, other than the rights of the Lessee or Assignee or any lender granted a security interest in the Leases by the Assignee.

7.   GOVERNING LAW.

     The parties intend that this Amendment shall be governed by and construed in accordance with the laws of the State of Hawaii, without reference to rules governing conflicts of laws.

8.   COUNTERPARTS.

     This Amendment may be executed in multiple counterparts, which when any, but not necessarily the same, counterpart is executed by all of the parties will constitute the binding agreement of each.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, each of the parties hereto have caused this ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE to be executed by its duly authorized officer as of the date first above written.


                                BANK OF HAWAII, a Hawaii corporation

                                By:              /s/ Ken D. Oishi
                                    -------------------------------------------
                                Printed Name:        KEN D. OISHI
                                              ---------------------------------
                                Title:               VICE PRESIDENT
                                       ----------------------------------------

                                By:              /s/ William G. Homan
                                    -------------------------------------------
                                Printed Name:        WILLIAM G. HOMAN
                                              ---------------------------------
                                Title:               VICE PRESIDENT
                                       ----------------------------------------


                                WELLS FARGO BANK NORTHWEST, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely in its capacity as trustee

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------


                                ALOHA AIRLINES, INC., a Delaware corporation

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------

     IN WITNESS WHEREOF, each of the parties hereto have caused this ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE to be executed by its duly authorized officer as of the date first above written.

                                BANK OF HAWAII, a Hawaii corporation

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------


                                WELLS FARGO BANK NORTHWEST, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely in its capacity as trustee

                                By:              /s/ Michael D. Hoggan
                                    -------------------------------------------
                                Printed Name:        MICHAEL D. HOGGAN
                                              ---------------------------------
                                Title:               ASSISTANT VICE PRESIDENT
                                       ----------------------------------------


                                ALOHA AIRLINES, INC., a Delaware corporation

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------

     IN WITNESS WHEREOF, each of the parties hereto have caused this ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE to be executed by its duly authorized officer as of the date first above written.


                                BANK OF HAWAII, a Hawaii corporation

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------


                                WELLS FARGO BANK NORTHWEST, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely in its capacity as trustee

                                By:
                                    -------------------------------------------
                                Printed Name:
                                              ---------------------------------
                                Title:
                                       ----------------------------------------


                                ALOHA AIRLINES, INC., a Delaware corporation

                                By:              /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                Printed Name:        Brenda F. Cutwright
                                              ---------------------------------
                                Title:         Executive Vice President & CFO
                                       ----------------------------------------

                                By:              /s/ James M. King
                                    -------------------------------------------
                                Printed Name:        James M. King
                                              ---------------------------------
                                Title:       Sr. Vice President Planning &
                                       ----------------------------------------
                                             Business Development

                                 ATTACHMENT 1 TO
                  ASSIGNMENT, ASSUMPTION AND AMENDMENT OF LEASE

                             DESCRIPTION OF AIRCRAFT
                                    [N821AL]

AIRCRAFT TYPE:                    Boeing 737-230
AIRCRAFT REGISTRATION MARK:       N821AL
MODEL NUMBER:                     Boeing 737-230
SERIAL NUMBER:                    23155

TOGETHER WITH THE FOLLOWING PRATT AND WHITNEY ENGINES:

        Engine                    Engine
        Model No.                 Serial No.
        --------                  ----------
        JT8D-9A                   666775
        JT8D-9A                   649358

                                 ATTACHMENT 2 TO
                     ASSIGNMENT, ASSUMPTION AND AMENDMENT OF
                                      LEASE

                         DESCRIPTION OF AIRCRAFT LEASES
                                    [N821AL]

LEASE AS TO THE AIRCRAFT

- Aircraft Lease Agreement dated as of September 27, 1996, between Aloha Airlines, Inc., as lessee (the "Lessee") and Bank of Hawaii, as lessor (the "Lessor"), as supplemented by Lease Supplement No. 1 dated as of September 27, 1996 and Certificate of Acceptance dated as of September 27, 1996, covering, INTER ALIA, one Boeing model 737-230 airframe, manufacturer's serial number 23155, FAA registration number N821AL, together with two (2) Pratt & Whitney model JTBD-15 aircraft engines, manufacturer's serial numbers 687334 and 708328, filed together and recorded by the Federal Aviation Administration (the "FAA") on October 1, 1996 as Conveyance No. 2A270153.

- Partially terminated by Partial Termination dated as of April 25, 1997 covering, INTER ALIA, two (2) Pratt & Whitney model JT8D-15 aircraft engines, manufacturer's serial numbers 687334 and 708328.

- Supplemented by Lease Supplement No. 2 dated as of April 25, 1997 and Certificate of Acceptance dated as of April 25, 1997, and Certificate of Acceptance dated as of April 25, 1997, covering, INTER ALIA, one Boeing model 737-230 airframe, manufacturers serial number 23155, FAA registration number N821AL, together with two (2) Pratt & Whitney model JT8D-9A aircraft engines, manufacturer's serial numbers 666775 and 649358, filed together and recorded by the Federal Aviation Administration (the "FAA") on April 28, 1997 as Conveyance No. T054014.

-    Amended by First Amendment to Aircraft Lease Agreement dated as of July 1,
     1998.

                                 ATTACHMENT 3 TO
                     ASSIGNMENT, ASSUMPTION AND AMENDMENT OF
                                      LEASE

                                SCHEDULE OF RENTS
                                     N821AL

     Aircraft Lease
       (N821AL)
------------------------
08/27/01     132,000.00
09/27/01     132,000.00
10/27/01     132,000.00
11/27/01     132,000.00
12/27/01     132,000.00
01/27/02     132,000.00
02/27/02     132,000.00
03/27/02     132,000.00
04/27/02     132,000.00
05/27/02     132,000.00
06/27/02     132,000.00
07/27/02     132,000.00
08/27/02     132,000.00
09/27/02     132,000.00
10/27/02     132,000.00
11/27/02     132,000.00
12/27/02     132,000.00
01127/03     132,000.00
02/27/03     132,000.00
03/27/03     132,000.00
04/27/03     132,000.00
05/27/03     132,000.00
06/27/03     132,000.00
07/27/03     132,000.00
08/27/03     132,000.00
09/27/03     132,000.00
10/27/03     132,000.00
11/27/03     132,000.00
12/27/03     132,000.00
01/27/04     132,000.00
02/27/04     132,000.00
03/27/04     132,000.00
04/27/04     132,000.00
05/27/04     132,000.00
06/27/04     132,000.00
07/27/04     132,000.00
08/27/04     132,000.00

                      AMENDMENT TO AIRCRAFT LEASE AGREEMENT
                                    [N821AL]

           This Amendment to the Aircraft Lease Agreement dated as of September 27, 1996 between Bank of Hawaii ("B of H") as lessor and Aloha Airlines, Inc. ("Aloha") as lessee is executed among Wells Fargo Bank Northwest National Association, not in its individual capacity but solely as owner trustee (the "Trustee") under an Equipment Trust Agreement dated as of August 23, 2001, for the benefit of BCI 2001-4, LLC, a Delaware limited liability company ("BCI"), B of H and Aloha as of this 31st day of October, 2001.

   1.      RECITALS

           1.1 On or about September 27, 1996, B of H as lessor and Aloha as lessee entered into an Aircraft Lease Agreement and Lease Supplement No. 1 to such Lease Agreement regarding a Boeing model 737-230 aircraft having Federal Aviation Administration No. N821AL and manufacturer's serial number 23155. That Aircraft Lease Agreement, as amended and supplemented to date, is described in EXHIBIT A attached hereto, and is referred to as the "Lease" in this Amendment. All capitalized terms not otherwise defined in this Amendment will have the meanings ascribed in the Lease.

           1.2 The rights of B of H as lessor under the Lease have been assigned to the Trustee for the benefit of BCI.

           1.3 The parties to the Lease wish to amend the Lease as set forth herein.

           Accordingly, the parties to this Amendment agree as follows:

  2.       AMENDMENT TO LEASE

           The Agreed Value of the Aircraft for insurance purposes set forth in
 Section 1 to the Lease is amended by the Trust and the Lessee from $12,000,000 to $7,500,000.00.

 3.        CONSENT

           B of H, as lender, and BCI consent to amendment of the Lease as specified herein.

 4.        EFFECT OF AMENDMENT

           As amended heretofore and hereby, the Lease will remain in full force and effect. In the case of any conflict between this Amendment and the Lease, the terms of this Amendment will control.

 5.        FILING WITH THE FAA

           Because this Amendment affects financial terms of the Lease only, this Amendment is not to be filed with the Federal Aviation Administration.

 5.        FILING WITH THE FAA

           Because this Amendment affects financial terms of the Lease only, this Amendment is not to be filed with the Federal Aviation Administration.

           Executed as of this 31st day of October, 2001.

                                   BANK OF HAWAII, a Hawaii corporation

                                   By: /s/ Ken D. Oishi
                                       --------------------------------
                                   Printed Name: Ken D. Oishi
                                   Title: Vice President


                                   By: /s/ Joseph T. Donaldson
                                       --------------------------------
                                   Printed Name: Joseph T. Donaldson
                                   Title: Senior Vice President

                                   WELLS FARGO BANK NORTHWEST,
                                   NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under that certain Equipment Trust Agreement [N821AL & N823AL] dated as of August 23,2001


                                   By: __________________________________
                                   Printed Name: ________________________
                                   Title: _______________________________

                                   BCI 2001-4, LLC, a Delaware limited liability company
                                   By: BCI Aircraft Leasing, Inc, an Illinois
                                       corporation, its manager



                                   By: __________________________________
                                   Printed Name: Brian N. Hollnagel
                                   Title: President

     Executed as of this 31st day of October, 2001.



                                   BANK OF HAWAII, a Hawaii corporation

                                   By: __________________________________
                                   Printed Name: ________________________
                                   Title: _______________________________


                                   By: __________________________________
                                   Printed Name: ________________________
                                   Title: _______________________________

                                   WELLS FARGO BANK NORTHWEST, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Owner Trustee under that certain Equipment Trust Agreement [N821AL & N823AL] dated as of August ___, 2001


                                   By: /s/ Michael D. Hoggan
                                       ----------------------------------
                                   Printed Name: Michael D. Hoggan
                                                 ------------------------
                                   Title: Assistant Vice President
                                          -------------------------------

                                   BCI 2001-4, LLC, a Delaware limited
                                   liability company

                                   By: BCI Aircraft Leasing, Inc., an Illinois
                                       corporation, its manager

                                   By: __________________________________
                                   Printed Name: Brian N. Hollnagel
                                   Title: President

           Executed as of this 31st day of October, 2001.



                                   BANK OF HAWAII, a Hawaii corporation

                                   By: __________________________________
                                   Printed Name: ________________________
                                   Title: _______________________________


                                   By: __________________________________
                                   Printed Name: ________________________
                                   Title: _______________________________

                                   WELLS FARGO BANK NORTHWEST, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Owner Trustee under that certain Equipment Trust Agreement [N821AL & N823AL] dated as of August ___, 2001


                                   By: __________________________________
                                   Printed Name: ________________________
                                   Title: _______________________________

                                   BC1 2001-4, LLC, a Delaware limited liability company
                                   By: BCI Aircraft Leasing, Inc., an Illinois
                                   corporation, its manager


                                   By: /s/ Brian N. Hollnagel
                                       ----------------------------------
                                   Printed Name: Brian N. Hollnagel
                                   Title: President

                                   ALOHA AIRLINES, INC., a Delaware corporation



                                   By: /s/ Brenda F. Cutwright
                                       ----------------------------------
                                   Printed Name: BRENDA F. CUTWRIGHT
                                                 ------------------------
                                   Title:        EXECUTIVE VICE PRESIDENT & CFO
                                          -------------------------------



                                   By: /s/ James M. King
                                       ----------------------------------
                                   Printed Name:  JAMES M. KING
                                                 ------------------------
                                   Title: SENIOR VICE PRESIDENT PLANNING
                                          AND BUSINESS DEVELOPMENT
                                          -------------------------------

                                    EXHIBIT A
                           Description of N821AL Lease

     LEASE AS TO THE AIRCRAFT


     - Aircraft Lease Agreement dated as of September 27, 1996, between Aloha Airlines, Inc., as lessee (the "Lessee") and Bank of Hawaii, as borrower (the "Borrower"), as supplemented by Lease Supplement No. 1 dated as of September 27, 1996 and Certificate of Acceptance dated as of September 27, 1996, covering, INTER ALIA, one Boeing model 737-230 airframe, manufacturer's serial number 23155, FAA registration number N821AL, together with two (2) Pratt & Whitney model JT8D-15 aircraft engines, manufacturer's serial numbers 687334 and 708328

     - Partially terminated by Partial Termination dated as of April 25, 1997 covering, INTER ALIA, two (2) Pratt & Whitney model JT8D-15 aircraft engines, manufacturer's serial numbers 687334 and 708328.

     - Supplemented by Lease Supplement No. 2 dated as of April 25, 1997 and Certificate of Acceptance dated as of April 25, 1997, covering, INTER ALIA, one Boeing model 737-230 airframe, manufacturer's serial number 23155, FAA registration number N821AL, together with two (2) Pratt & Whitney model JT8D-9A aircraft engines, manufacturer's serial numbers 666775 and 649358

     - Amended by First Amendment to Aircraft Lease Agreement dated as of July 1, 1998

     - Amended by Assignment, Assumption and Amendment of Lease dated as of August 23, 2001


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